As filed with the Securities and Exchange Commission on July 2, 2025
Securities Act of 1933 Registration No. 333‑132400
Investment Company Act of 1940 Registration No. 811‑21866

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No. 100	☒
and/or
REGISTRATION STATEMENT
Under
the Investment Company Act Of 1940

Amendment No. 103	☒

NEXPOINT FUNDS I
(Exact Name of Registrant as Specified in Charter)

c/o NexPoint Asset Management, L.P.
300 Crescent Court, Suite 700
Dallas, Texas 75201
(Address of Principal Executive Offices, including Zip Code)
Registrant’s Telephone Number, Including Area Code: 1‑877‑665‑1287

(Name and Address of Agent for Service)	Copies to:
Ms. Stephanie Vitiello c/o NexPoint Asset Management, L.P. 300 Crescent Court, Suite 700 Dallas, Texas 75201	Jon‑Luc Dupuy, Esq. K&L Gates LLP 1 Congress Street, Suite 2900 Boston, Massachusetts 02114

It is proposed that this filing will become effective: (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b); or
☒	on July 2, 2025 pursuant to paragraph (b); or
☐	60 days after filing pursuant to paragraph (a)(1); or
☐	on pursuant to paragraph (a)(1); or
☐	75 days after filing pursuant to paragraph (a)(2); or
☐	on pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

NexPoint Funds I
Prospectus
July 2, 2025

	Class A	Class C	Class Z

NexPoint Credit Catalyst Fund	NEDAX	NEDCX	NEDZX

Although these securities have been registered with the U.S. Securities and Exchange Commission (“SEC”), the SEC has not approved or disapproved any shares offered in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
Not FDIC Insured
May Lose Value
No Bank Guarantee

NexPoint Credit Catalyst Fund

Investment Objective
The investment objective of NexPoint Credit Catalyst Fund (the “Credit Catalyst Fund” or the “Fund”) is to seek current income and capital appreciation.
Fees and Expenses of the Fund
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples.
You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the “Reduced Sales Charges for Class A Shares” section on page 33 of the Fund’s Prospectus and the “Programs for Reducing or Eliminating Sales Charges” section on page 46 of the Fund’s Statement of Additional Information. Investors investing in the Fund through an intermediary should consult the Appendix to the Fund’s Prospectus, which includes information regarding financial intermediary-specific sales charges and related discount policies that apply to purchases through certain specified intermediaries.
Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class Z
Maximum Sales Charge (Load) Imposed On Purchases (as a % of offering price)	5.50%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the net asset value at the time of purchase or redemption, whichever is lower)	1.00%[1]	1.00%[2]	None
Exchange Fee	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)3

	Class A	Class C	Class Z
Management fee	0.95%	0.95%	0.95%
Distribution and/or Service (12b‑1) Fees	0.35%	1.00%	None
Other Expenses[45]	1.28%	1.28%	1.28%
Interest Payments and Commitment Fees on Borrowed Funds	0.05%	0.05%	0.05%
Remainder of Other Expenses	1.23%	1.23%	1.23%
Acquired Fund Fees and Expenses[5]	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses	2.63%	3.28%	2.28%
Expense Reimbursement[4]	-0.88%	-0.88%	-0.88%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.75%	2.40%	1.40%

[1]
Class A Shares bought without an initial sales charge in accounts aggregating $500,000 or more at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within 18 months of purchase.

[2]	Class C Shares are subject to a 1% CDSC for redemptions of shares within one year of purchase. This CDSC does not apply to redemptions under a systematic withdrawal plan.

[3]
Total Annual Fund Operating Expenses differ from the ratios of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

[4]
NexPoint Asset Management, L.P. (“NexPoint” or the “Adviser”) has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b‑1 under the Investment Company Act of 1940, as amended (the “1940 Act”), taxes, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses (collectively, the “Excluded Expenses”)) of the Fund to 1.30% of average daily net assets attributable to any class of the Fund (the “Expense Cap”). The Expense Cap will continue through at least July 2, 2026, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees. Under the expense limitation agreement, the Adviser may recoup waived and/or reimbursed amounts with respect to the Fund within thirty‑six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the Expense Cap in effect at the time of such waiver/reimbursement.

[5]	Other Expenses are based on estimated amounts for the current fiscal year. Acquired Fund fees and expenses are based on estimated amounts for the current fiscal year.
Expense Example
This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year, and (iii) operating expenses remain the same. Only the first year of each period in the Example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

	1 Year	3 Years
Class A	$ 718	$ 1,243
Class C
if you do not sell your shares	$ 243	$ 927
if you sold all your shares at the end of the period	$ 343	$ 927
Class Z	$ 142	$ 627
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance. Historical

1

portfolio turnover information is not available for the Fund because the Fund commenced investment operations on or about the date of this prospectus.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of the value of its total assets (net assets plus the amount of any borrowings for investment purposes) in credit instruments. The Fund defines credit instruments broadly to include any debt instrument or instrument with debtlike characteristics. The Fund’s investments in credit instruments typically include corporate and sovereign bonds, senior loans, convertible securities and preferred stocks, and securitized instruments such as mortgage-backed securities (MBS), commercial mortgage-backed securities (CMBS), residential mortgage-backed securities (RMBS), collateralized mortgage obligations (CMOs) and collateralized loan obligations (CLOs), which are vehicles backed by pools of assets such as mortgages, loans, or other receivables.
The adviser seeks to invest primarily in credit instruments that the Adviser expects to benefit from an event catalyst. Specific event catalysts include, but are not limited to: mergers, acquisitions, capital structure arbitrage (the exploitation of discrepancies of a company’s debt and equity securities), tender offers, asset sales or other divestitures, restructurings, spin-offs, initial public offerings, new issue debt, debt refinancings, near-term debt maturities, asset monetizations (the process of converting assets into a revenue source), recapitalizations (the restructuring of a company’s debt and equity structure), reorganizations, or broader geopolitical, environmental or economic events that can impact specific industries or the economy as a whole.
Catalyst driven investing also includes purchasing securities that may benefit from a company specific event such as, but not limited to, earnings, company investor days, product publications and other events which may be occurring in the industry the company operates in or in the broader economy.
The Fund may also invest in securities of late-stage distressed issuers and issuers involved in pre‑ and post-bankruptcy proceedings. The Fund may also purchase securities in anticipation of a company’s recovery or turnaround or the liquidation of all or some of the company’s assets. The success of any strategy employed by the Fund’s Adviser will largely depend upon, among other things, the Adviser’s skill in evaluating the likelihood of the successful completion of a particular catalyst or a related event.
In addition to the above strategies, the Fund may invest in other investments or utilize other strategies, including non‑credit related event-driven and market neutral strategies. A market neutral strategy is a type of investment strategy that seeks to profit irrespective of whether prices of securities in the market more generally are broadly increasing or decreasing. The Fund may invest in securities of companies without an identified change or event to hedge unwanted exposures to an industry or the market as a whole.
The Fund may invest in foreign issuers and securities without limit. Non‑ U.S. securities may be denominated in either U.S. dollars or foreign currencies.
The Fund may invest in securities of issuers of any market capitalization. Also, the Fund may invest without limit in debt instruments of any duration, maturity or credit quality, including high yield debt (commonly referred to as “junk” bonds), distressed debt and defaulted debt.
The Fund may make investments that involve the use of investment leverage. The Fund may use derivative instruments of any kind, short sale positions and repurchase agreements to create investment exposure or leverage and the Fund’s total notional investment exposure may exceed its net assets significantly. The Fund may employ a variety of hedging strategies to seek to protect against issuer-related risk, including selling short the securities of the company that proposes to acquire the target company and/or the purchase and sale of put and call options.
The Fund may invest in indexed and inverse securities, such as other investment companies, including ETFs, closed‑end funds and open‑end mutual funds. Those investments may be made for the purpose of, among other things, gaining or hedging market exposure, hedging exposure to a particular industry, sector or component of an event-driven opportunity, or managing the Fund’s cash position. The Fund may hold a significant portion of its assets in cash, money market investments, money market funds or other similar short-term investments for defensive purposes.
The Fund’s holdings may be adjusted at any time. The Fund may also loan portfolio securities to earn income.
The Fund is a non‑diversified fund as defined in the 1940 Act, which means that it may invest in a smaller number of issuers than a diversified fund and may invest more of its assets in the securities of a single issuer.
The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies. The Adviser expects that the Fund’s active or frequent trading of portfolio securities will result in a portfolio turnover rate in excess of 100% on an annual basis.
Principal Risks
When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its investment objective, and investment

2

NexPoint Funds I Prospectus
July 2, 2025

results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors.
An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Each risk summarized below is a principal risk of investing in the Fund and different risks may be more significant at different times depending upon market conditions or other factors.
Debt Securities Risk is the risk associated with the fact that the value of debt securities typically changes in response to various factors, including, by way of example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. Debt instruments are subject to the risk of non‑payment of scheduled interest and/or principal.
Credit Risk is the risk that the issuers of certain securities or the counterparties of a derivatives contract or repurchase contract might be unable or unwilling (or perceived as being unable or unwilling) to make interest and/or principal payments when due, or to otherwise honor its obligations. Debt securities are subject to the risk of non‑payment of scheduled interest and/or principal. Non‑payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non‑payment and a potential decrease in the net asset value (“NAV”) of the Fund.
Fixed Income Market Risk is the risk that fixed income markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity. During those periods, the Fund may experience increased levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Fixed income securities may be difficult to value during such periods.
Interest Rate Risk is the risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.
Prepayment Risk is the risk that during periods of falling interest rates, issuers of debt securities may repay higher rate securities before their maturity dates. This may cause the Fund to lose potential price appreciation and to be forced to reinvest the unanticipated proceeds at lower interest rates. This may adversely affect the NAV of the Fund’s shares.
Senior Loans Risk. The Fund’s investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. As with any debt instrument, senior loans are generally subject to the risk of price declines and to increases in interest rates, particularly long-term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Although senior loans in which the Fund will invest will often be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of a default or that such collateral could be readily liquidated. Although the Fund will generally have access to financial and other information made available to the Lenders in connection with senior loans, the amount of public information available with respect to senior loans will generally be less extensive than that available for rated, registered or exchange listed securities. Senior loans may have trade settlement periods extending beyond seven days, which could pose a liquidity risk to the Fund.
High Yield Debt Securities Risk is the risk that below investment grade securities or unrated securities of similar credit quality (commonly known as “high yield securities” or “junk securities”) are more likely to default than higher rated securities. The Fund’s ability to invest in high-yield debt securities generally subjects the Fund to greater risk than securities with higher ratings. Such securities are regarded by the rating organizations as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. The market value of these securities is generally more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain.
Distressed Securities Risk is the risk that refers to the uncertainty of repayment of defaulted securities and obligations of distressed issuers. Because the issuer of such securities is likely to be in a distressed financial condition, repayment of distressed or defaulted securities (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or insolvency proceedings) is subject to significant uncertainties. Insolvency laws and practices in foreign jurisdictions are different than those in the U.S. and the effect of these laws and practices may be less favorable and predictable than in the U.S.

3

Investments in defaulted securities and obligations of distressed issuers are considered highly speculative.
Merger Arbitrage and Event-Catalyst Risk is the risk that the Adviser’s evaluation of the outcome of a proposed event or “special situations,” whether it be a merger, acquisitions, consolidations, bankruptcies, liquidations, reorganization, regulatory issue or other event, recapitalizations, spin-offs, divestitures, restructurings, tender or exchange offers or other unusual events will prove incorrect and that the Fund’s return on the investment will be negative. Even if the Adviser’s judgment regarding the likelihood of a specific outcome proves correct, the expected event may be delayed or completed on terms other than those originally proposed, which may cause the Fund to lose money. The Fund’s expected gain on an individual catalyst investment is normally considerably smaller than the possible loss should the transaction be unexpectedly terminated. The securities of companies involved in special situations may be more volatile than other securities, may at times be illiquid, or may be difficult to value. Certain special situations carry the additional risks inherent in difficult corporate transitions and the securities of such companies may be more likely to lose value than the securities of more stable companies. The Fund’s principal investment strategies are not specifically designed to benefit from general appreciation in the credit markets or general improvement in the economic conditions in the global economy. Accordingly, the Fund may underperform the broad credit markets under certain market conditions, such as during periods when there has been rapid appreciation in the credit markets. The Fund may also underperform the broad credit markets if it holds a significant portion of its assets in cash and money market instruments for an extended period of time due to a lack of credit catalyst opportunities.
Convertible Securities Risk is the risk that the market value of convertible securities may fluctuate due to changes in, among other things, interest rates; other economic conditions; industry fundamentals; market sentiment; the issuer’s operating results, financial statements, and credit ratings; and the market value of the underlying common or preferred stock.
Non‑U.S. Securities Risk is the risk associated with investing in non‑U.S. issuers. Investments in securities of non‑U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non‑U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; nationalization; exploration or confiscatory taxation; smaller markets; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements) that may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. In addition, certain investments in non‑U.S. securities may be subject to foreign withholding and other taxes on interest, dividends, capital gains or other income or proceeds. Those taxes will reduce the Fund’s yield on any such securities. See the “Taxation” section below.
Currency Risk is the risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. In addition, changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives. The Fund’s ability to pursue its investment strategy, including its strategy of investing in certain derivative instruments, may be limited to or adversely affected by the Fund’s intention to qualify as a regulated investment company (a “RIC”), and its strategy may bear adversely on its ability to so qualify.
Counterparty Risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.
Swaps Risk involves both the risks associated with an investment in the underlying investments or instruments and counterparty risk. In a standard over‑the‑counter (“OTC”) swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount calculated based on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor.
Options Risk is the risk associated with investments in options. Options, such as covered calls and covered puts, are subject to the risk that significant differences between the securities and options markets could result in an imperfect correlation between these markets.

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NexPoint Funds I Prospectus
July 2, 2025

Hedging Risk is the risk that, although intended to limit or reduce investment risk, hedging strategies may also limit or reduce the potential for profit. There is no assurance that hedging strategies will be successful.
Tax Risk is the risk that the U.S. income tax rule may be uncertain when applied to specific arbitrage transactions, including identifying deferred losses from wash sales or realized gains from constructive sales, among other issues. Such uncertainty may cause the Fund to be exposed to unexpected tax liability.
Leverage Risk is the risk associated with the use of leverage for investment purposes to create opportunities for greater total returns. Any investment income or gains earned with respect to the amounts borrowed that are in excess of the interest that is due on the borrowing will augment the Fund’s income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s shares may decrease more quickly than would otherwise be the case. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for payment to Fund shareholders. Because the management fees (including administration fees) paid to NexPoint are calculated on the basis of the Fund’s average daily managed assets, which include the proceeds of leverage, the dollar amount of the fees paid by the Fund to NexPoint will be higher (and NexPoint will be benefited to that extent) when leverage is utilized. NexPoint will utilize leverage only if it believes such action would result in a net benefit to the Fund’s shareholders after taking into account the higher fees and expenses associated with leverage (including higher management fees).
Non‑Diversification Risk is the risk that an investment in the Fund could fluctuate in value more than an investment in a diversified fund. As a non‑diversified fund for purposes of the 1940 Act, the Fund may invest a larger portion of its assets in the securities of fewer issuers than a diversified fund. The Fund’s investment in fewer issuers may result in the Fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund.
Liquidity Risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents the Fund from selling particular securities or unwinding derivative positions at desirable prices. At times, a major portion of any portfolio security may be held by relatively few institutional purchasers. Even if the Fund considers such securities liquid because of the availability of an institutional market, such securities may become difficult to value or sell in adverse market or economic conditions. Additionally, if substantial numbers of shares in the Fund were to be redeemed at the same time or at approximately the same time, the Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions and the Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them.
Illiquid and Restricted Securities Risk is the risk that the Adviser may not be able to sell illiquid or restricted securities, such as securities issued pursuant to Rule 144A of the Securities Act of 1933, at the price it would like or may have to sell them at a loss. Securities of non‑U.S. issuers, and emerging or developing markets securities in particular, are subject to greater liquidity risk.
Shareholder Concentration Risk is the risk that large redemptions by a small number of large shareholders can harm remaining shareholders. Particularly large redemptions may affect asset allocation decisions and could adversely impact remaining Fund shareholders.
Other Investment Companies Risk is the risk that when the Fund invests a portion of its assets in investment companies, including open‑end funds, closed‑end funds, ETFs and other types of investment companies, those assets will be subject to the risks of the purchased investment companies’ portfolio securities, and a shareholder in the Fund will bear not only his or her proportionate share of the Fund’s expenses, but also indirectly the expenses of the purchased investment companies. Risks associated with investments in closed‑end funds also generally include market risk, leverage risk, risk of market price discount from NAV, risk of anti-takeover provisions and non‑diversification.
Portfolio Turnover Risk is the risk that the Fund’s high portfolio turnover will increase the Fund’s transaction costs and may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower after‑tax performance. A Fund’s annual portfolio turnover rate may vary greatly from year to year.
Short Sales Risk: Short sales by a Fund that are not made “against‑the‑box” (that is when the Funds have an offsetting long position in the asset that is selling short) involve unlimited loss potential since the market price of securities sold short may continuously increase. When the Funds engage in a short sale on a security, they must borrow the security sold short and deliver it to the counterparty. The Funds will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Funds pay in connection with the short sale. Short selling allows the Funds to profit from declines in market prices to the extent such decline exceeds the transaction costs and the costs of borrowing the

5

securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. The Funds may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Funds might have difficulty purchasing securities to meet margin calls on their short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet their short sale obligations at a time when fundamental investment considerations would not favor such sales. If other short positions of the same security are closed out at the same time, a “short squeeze” can occur where demand exceeds the supply for the security sold short. A short squeeze makes it more likely that the Company will need to replace the borrowed security at an unfavorable price. See “Taxation” below for special tax considerations associated with engaging in short sales.
Structured Finance Securities Risk: A portion of the Fund’s investments may consist of mortgage-backed securities, collateralized mortgage obligations, collateralized bond obligations, collateralized loan obligations or similar instruments. Such structured finance securities are generally backed by an asset or a pool of assets, which serve as collateral. Depending on the type of security, the collateral may take the form of a portfolio of mortgage loans or bonds or other assets. The Fund and other investors in structured finance securities ultimately bear the credit risk of the underlying collateral. In some instances, the structured finance securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. The riskiest securities are the equity tranche, which bears the bulk of defaults from the bonds or loans serving as collateral, and thus may protect the other, more senior tranches from default. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. A senior tranche typically has higher ratings and lower yields than the underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, other tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to previous defaults and the disappearance of protecting tranches, market anticipation of defaults and aversion to certain structured finance securities as a class.
Securities Lending Risk. The Fund may make secured loans of its portfolio securities. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned, losses in the investment of collateral, and loss of rights in the collateral should the borrower of the securities fail financially while holding the security.
Operational and Technology Risk is the risk that cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.
Securities Market and Selection Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Fund.
The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
Limited Operating History Risk The Fund has no operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.
Regulatory Risk is the risk that to the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of loan interests for investment by the Fund may be adversely affected.

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NexPoint Funds I Prospectus
July 2, 2025

Performance
Calendar Year Total Returns
Because this is a new Fund that does not yet have an operating history, a bar chart and table describing the Fund’s annual performance including a broad-based market index for reference are not yet available. Once available, information on the Fund’s investment results, including its net asset value per share, can be obtained at no charge by calling 1‑877‑665‑1287 or by visiting https://nexpoint.com/funds.
Portfolio Management
NexPoint Asset Management, L.P. serves as the investment adviser to the Fund. The primary individual portfolio managers for the Fund are:

Portfolio Managers	Portfolio Manager Experience in this Fund	Title with Adviser
James Dondero	0 years	President and Co‑Founder
Scott Johnson	0 years	Managing Director
Purchase and Sale of Fund Shares
Purchase Minimums

Initial Investment	$2,500
Subsequent Investments	$50
You may purchase shares of the Fund by mail, bank wire, electronic funds transfer or by telephone after you have opened an account with the Fund. You may obtain an account application from your financial intermediary, from the Fund by calling 1‑877‑665‑1287 or from the Fund’s website at https://www.nexpointassetmgmt.com/resources/#forms.
In general, you may sell (redeem) all or part of your Fund shares on any business day through the following options:

•	Through your Financial Intermediary

•	By writing to NexPoint Funds I — NexPoint Credit Catalyst Fund, 801 Pennsylvania Ave, Kansas City, Missouri, 64105, or

•	By calling SS&C Technologies, Inc. at 1‑877‑665‑1287
Financial intermediaries may independently charge fees for shareholder transactions or for advisory services. Please see their materials for details.
Tax Information
The Fund intends to make distributions that generally will be taxable to you as ordinary income, qualified dividend income or capital gains, unless you are a tax‑exempt investor or otherwise investing in the Fund through a tax‑advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you are investing in the Fund through a tax‑advantaged arrangement, you may be taxed later upon withdrawals from that arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Investment Objective.
The investment objective of the Credit Catalyst Fund is to seek current income and capital appreciation. The Board of Trustees can change the Credit Catalyst Fund’s investment objective and strategies without shareholder approval.
Principal Investment Strategies.
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of the value of its total assets (net assets plus the amount of any borrowings for investment purposes) in credit instruments. The Fund defines credit instruments broadly to include any debt instrument or instrument with debtlike characteristics. The Fund’s investments in credit instruments typically include corporate and sovereign bonds, senior loans, convertible securities and preferred stocks, and securitized instruments such as mortgage-backed securities (MBS), commercial mortgage-backed securities (CMBS), residential mortgage-backed securities (RMBS), collateralized mortgage obligations (CMOs) and collateralized loan obligations (CLOs), which are vehicles backed by pools of assets such as mortgages, loans, or other receivables.
The adviser seeks to invest primarily in credit instruments that the Adviser expects to benefit from an event catalyst. Specific event catalysts include, but are not limited to: mergers, acquisitions, capital structure arbitrage (the exploitation of discrepancies of a company’s debt and equity securities), tender offers, asset sales or other divestitures, restructurings, spin-offs, initial public offerings, new issue debt, debt refinancings, near-term debt maturities, asset monetizations (the process of converting assets into a revenue source), recapitalizations (the restructuring of a company’s debt and equity structure), reorganizations, or broader geopolitical, environmental or economic events that can impact specific industries or the economy as a whole.
Catalyst driven investing also includes purchasing securities that may benefit from a company specific event such as, but not limited to, earnings, company investor days, product publications and other events which may be occurring in the industry the company operates in or in the broader economy.
The Fund may also invest in securities of late-stage distressed issuers and issuers involved in pre‑ and post-bankruptcy proceedings. The Fund may also purchase securities in anticipation of a company’s recovery or turnaround or the liquidation of all or some of the company’s assets. The success of any strategy employed by the Fund’s Adviser will largely depend upon, among other things, the Adviser’s skill in evaluating the likelihood of the successful completion of a particular catalyst or a related event.
The Fund seeks to make investments that the Adviser believes will appreciate in value or in certain instances, like with respect to debt securities, will result in the right to repayment being satisfied before the stated maturity date due to, among other things, completed transactions, re‑capitalizations, debt retirement, and restructurings. In making investment decisions, the Adviser may also consider the income that can be earned on an investment until the time a credit event opportunity is expected to be realized.
The Fund may invest in the securities of issuers based upon the expectation of the Adviser that the price of such securities may change in the short term due to a special situation, such as spinoffs and split-offs, re‑capitalization, credit rating upgrade, debt repayment, the outcome of litigation or other dispute, a positive earnings report, legislative or regulatory changes or other catalyst-driven event. The Fund may seek to profit from special situations by employing one or more arbitrage sub‑strategies, including, but not limited to, capital structure arbitrage and convertible arbitrage, or the Fund may seek to use such strategies independently.
Capital structure arbitrage is an investment strategy that seeks to profit from relative pricing discrepancies between related securities, such as securities of different classes issued by the same issuer. Convertible arbitrage is a strategy that seeks to profit from mispricings between an issuer’s convertible securities and the underlying equity securities.
In addition to the above strategies, the Fund may invest in other investments or utilize other strategies, including non‑credit related event-driven and market neutral strategies. A market neutral strategy is a type of investment strategy that seeks to profit irrespective of whether prices of securities in the market more generally are broadly increasing or decreasing. The performance of a successfully implemented market neutral strategy should have relatively low levels of correlation to the performance of the market overall. The Fund may invest in securities of companies without an identified change or event to hedge unwanted exposures to an industry or the market as a whole.
The Fund may invest in foreign issuers and securities without limit. Non‑ U.S. securities may be denominated in either U.S. dollars or foreign currencies.
The Fund may invest in securities of issuers of any market capitalization. Also, the Fund may invest without limit in debt instruments of any duration, maturity or credit quality, including high yield debt (commonly referred to as “junk” bonds), distressed debt and defaulted debt. These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality investments.
The Fund may make investments that involve the use of investment leverage. The Fund may use derivative

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instruments of any kind, short sale positions and repurchase agreements to create investment exposure or leverage and the Fund’s total notional investment exposure may exceed its net assets significantly. The Fund may employ a variety of hedging strategies to seek to protect against issuer-related risk, including selling short the securities of the company that proposes to acquire the target company and/or the purchase and sale of put and call options. The Adviser may utilize option strategies at any time, including in a relatively flat or declining market environment, for hedging or investment purposes. The Fund may utilize other options strategies, such as writing options on securities it does not currently own (known as “uncovered” options), buying or selling options when the Adviser believes they may be mispriced or may provide attractive opportunities to earn income, or engaging in risk-reversal transactions.
The Fund may invest in indexed and inverse securities, such as other investment companies, including ETFs, closed‑end funds and open‑end mutual funds. Those investments may be made for the purpose of, among other things, gaining or hedging market exposure, hedging exposure to a particular industry, sector or component of an event-driven opportunity, or managing the Fund’s cash position. The Fund may hold a significant portion of its assets in cash, money market investments, money market funds or other similar short-term investments for defensive purposes.
Convertible arbitrage is a strategy that seeks to profit from mispricings between an issuer’s convertible securities and the underlying equity securities. A common convertible arbitrage approach matches a long position in a convertible security with a short position in the underlying common stock when an investor believes the convertible security is undervalued relative to the value of the underlying equity security. In such a case, the investor may seek to sell short shares of the underlying common stock in order to hedge exposure to the issuer of the equity securities. Convertible arbitrage positions may be designed to earn income from coupon or dividend payments on the investment in the convertible securities.
The Fund’s holdings may be adjusted at any time. The Adviser may sell securities at any time, including if the Adviser’s evaluation of the risk/reward ratio is no longer favorable, in order to take advantage of what the Adviser considers to be a better investment opportunity, when the Adviser believes the investment no longer represents a relatively attractive investment opportunity, or when the Adviser perceives deterioration in the credit fundamentals of the issuer. The Fund may also loan portfolio securities to earn income.
The Fund is a non‑diversified fund as defined in the 1940 Act, which means that it may invest in a smaller number of issuers than a diversified fund and may invest more of its assets in the securities of a single issuer.
The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies. The Adviser expects that the Fund’s active or frequent trading of portfolio securities will result in a portfolio turnover rate in excess of 100% on an annual basis.
Additional Information About Investment Strategies
The following is a description of principal and non‑principal investment practices in which the Fund may engage. Any references to investments made by the Fund include those that may be made both directly by the Fund and indirectly by the Fund (e.g., through its investments in derivatives or other pooled investment vehicles). As otherwise provided in this Prospectus or Statement of Additional Information (“SAI”), the Fund may invest without limit in the securities, assets, instruments and transactions in which it is permitted to invest. Please refer to the “Principal Investment Strategies” for the Fund for additional information regarding the principal investment practices in which the Fund may engage. Please see “Description of Risks” below for the risks associated with each of the investment practices.
Assignments. The Fund may purchase Assignments from several financial institutions (“Lenders”). The purchaser of an Assignment typically succeeds to all the rights and obligations under the loan agreement of the assigning Lender and becomes a Lender under the loan agreement with the same rights and obligations as the assigning Lender.
Borrowing. The Fund may borrow an amount up to 33 1/3% of its total assets (including the amount borrowed). The Fund may borrow for investment purposes, to meet redemption requests and for temporary, extraordinary or emergency purposes. To the extent the Fund borrows more money than it has cash or short-term cash equivalents and invests the proceeds, the Fund will create financial leverage. It will do so only when it expects to be able to invest the proceeds at a higher rate of return than its cost of borrowing. The use of borrowing for investment purposes increases both investment opportunity and investment risk.
Because the management fees (including administration fees) paid to NexPoint are calculated on the basis of the Fund’s average daily managed assets, which include the proceeds of leverage, the dollar amount of the fees paid by the Fund to NexPoint will be higher (and NexPoint will be benefited to that extent) when leverage is utilized. NexPoint will utilize leverage only if it believes such action would result in a net benefit to the Fund’s shareholders after taking into account the higher fees and expenses associated with leverage (including higher management fees).
Bridge Financing. The Fund may acquire interests in senior loans that are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets

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or the arrangement of longer-term loans or the issuance and sale of debt obligations. A borrower’s use of a bridge loan involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.
Commitments to Make Additional Payments. A Lender may have obligations pursuant to a loan agreement to make additional loans in certain circumstances. Such circumstances may include obligations under revolving credit facilities and facilities that provide for further loans to borrowers based upon compliance with specified financial requirements. The Fund currently intends to reserve against any such contingent obligation by segregating a sufficient amount of cash, liquid securities and liquid senior loans.
The Fund will not purchase interests in senior loans that would require such Fund to make any such additional loans if the aggregate of such additional loan commitments would exceed 20% of such Fund’s total assets or would cause such Fund to fail to meet the diversification requirements set forth under the heading “Investment Restrictions” in the SAI.
Debt Restructuring. The Fund may purchase and retain in its portfolio an interest in a senior loan to a borrower that has filed for protection under the federal bankruptcy laws or has had an involuntary bankruptcy petition filed against it by its creditors. The Adviser’s decision to purchase or retain such an interest will depend on its assessment of the suitability of such investment for the Fund, the borrower’s ability to meet debt service on senior loan interests, the likely duration, if any, of a lapse in the scheduled repayment of principal, and prevailing interest rates. At times, in connection with the restructuring of a senior loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a senior loan interest. Depending upon, among other things, the Adviser’s evaluation of the potential value of such securities in relation to the price that could be obtained by such Fund at any given time upon sale thereof, the Fund may determine to hold such securities in its portfolio.
Debt Securities. The Fund invests in debt securities, including investment grade securities, below investment grade securities and other debt obligations. The Fund also may invest in debt securities convertible into, or exchangeable for, common or preferred stock. The Fund may also invest in fixed-income securities, including high-yield securities and U.S. government-issued fixed-income securities.

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Investment Grade Securities. The Fund may invest in a wide variety of bonds that are rated or determined by the Adviser to be of investment grade quality of varying maturities issued by U.S. corporations and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors for a variety of business purposes. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.

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Below Investment Grade Securities. The Fund may invest in below investment grade securities (also known as “high- yield securities” or “junk securities”). Such securities may be fixed or variable rate obligations and are rated below investment grade (Ba/BB or lower) by a nationally recognized statistical rating organization or are unrated but deemed by the Adviser to be of comparable quality. High- yield debt securities are frequently issued by corporations in the growth stage of their development, but also may be issued by established companies. These bonds are regarded by the rating organizations, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Such securities also are generally considered to be subject to greater risk than securities with higher ratings with regard to default rates and deterioration of general economic conditions. High-yield securities held by the Fund may include securities received as a result of a corporate reorganization or issued as part of a corporate takeover.

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Depositary Receipts. The Fund may invest in American Depository Receipts (“ADRs”), American Depositary Shares (“ADSs”) and other depositary receipts. ADRs and ADSs are securities that represent an ownership interest in a foreign security. They are generally issued by a U.S. bank to U.S. buyers as a substitute for direct ownership of a foreign security and are traded on U.S. exchanges. ADRs may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights with respect to the deposited security. The Fund may invest in both sponsored and unsponsored ADRs.

Derivatives. The Fund may invest in various instruments that are commonly known as derivatives. Generally, derivatives are a financial instrument, the value of which is based on, or “derived” from, the value of underlying securities, commodities, currencies, indices, or other assets or instruments, including other derivative contracts. The most common types of derivatives are swaps, futures and options,

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and major asset classes include interest rates, equities, commodities and foreign exchange. Futures, forwards, swaps and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. The Fund may enter into credit derivatives, such as credit default swaps and credit default index investments, including loan credit default swaps and loan credit default index swaps. The Fund may use these investments (i) as alternatives to direct long or short investment in a particular security, (ii) to adjust a Fund’s asset allocation or risk exposure, or (iii) for hedging purposes. The use by a Fund of credit default swaps may have the effect of creating a short position in a security. These investments can create investment leverage, which tends to magnify the effects of an instrument’s price changes as market conditions change. A Fund’s ability to pursue its investment strategy, including its strategy of investing in certain derivative instruments, may be limited or adversely affected by the Fund’s intention to qualify as a RIC, and its strategy may bear adversely on its ability to so qualify. Special tax considerations apply to a Fund’s use of derivatives. See the “Taxation” section below.
Distressed and Defaulted Securities. The Fund may invest in debt obligations of stressed, distressed and bankrupt issuers. Generally, distressed companies are in need of covenant amendments or have been operating under the provisions of the U.S. bankruptcy code or other similar laws, or may become subject to such provisions in the future. Investments include publicly-traded debt, stressed and par loan obligations that were privately placed with banks, insurance companies and other lending institutions, trade claims, and any other form of obligation recognized as a claim in a bankruptcy or workout process.
Hedging. The Fund may engage in “hedging,” the practice of attempting to offset a potential loss in one position by establishing an opposite position in another investment. Hedging strategies in general are usually intended to limit or reduce investment risk, but can also be expected to limit or reduce the potential for profit. For example, if a Fund has taken a defensive posture by hedging its portfolio, and stock or debt prices advance, the return to investors will be lower than if the portfolio has not been hedged. No assurance can be given that any particular hedging strategy will be successful, or that the Adviser will elect to use a hedging strategy at a time when it is advisable. Special tax considerations apply to the Fund’s hedging transactions. See the “Taxation” section below.
Illiquid and Restricted Securities. The Fund may invest in illiquid and restricted securities. Restricted securities generally may not be resold without registration under the Securities Act of 1933, as amended (the “Securities Act”), except in transactions exempt from the registration requirements of the Securities Act. A security that may be restricted as to resale under federal securities laws or otherwise will not be subject to this percentage limitation if the Adviser determines that the security is, at the time of acquisition, readily marketable. Illiquid securities are those that cannot be sold or disposed of within seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid and restricted securities may offer higher returns and yields than comparable publicly-traded securities. However, a Fund may not be able to sell these securities when the Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities may be illiquid; however, some restricted securities such as those eligible for resale under Rule 144A under the Securities Act may be treated as liquid.
Leverage. To a limited extent, the Fund may increase the number and extent of “long” positions by borrowing (e.g., by purchasing securities on margin). Entering into short sales also increases a Fund’s use of leverage. The use of leverage increases both investment opportunity and risk.
Micro, Small and Mid‑Cap Investments. The Fund may invest in companies of any market capitalization, including those with micro, small or medium capitalizations.
Net Asset Value Fluctuation. When prevailing interest rates decline, the value of a portfolio invested in fixed rate obligations can be expected to rise. Conversely, when prevailing interest rates rise, the value of a portfolio invested in fixed rate obligations can be expected to decline. Although a Fund’s NAV will vary, such Fund’s policy of acquiring interests in floating or variable rate investments is expected to minimize fluctuations in NAV as a result of changes in interest rates. Accordingly, it may be expected that the value of a Fund’s investment portfolio will fluctuate significantly less than a portfolio of fixed rate, longer term obligations as a result of interest rate changes. However, changes in prevailing interest rates can be expected to cause some fluctuation in a Fund’s NAV. In addition to changes in interest rates, various factors, including defaults by or changes in the credit quality of borrowers, will also affect the NAV of a Fund. A default or serious deterioration in the credit quality of a borrower could cause a prolonged or permanent decrease in a Fund’s NAV.
Non‑U.S. Securities and Emerging Markets. The Fund may invest in securities of non‑U.S. issuers (“non‑U.S. securities”), including investments in the securities of so‑called emerging market issuers. Such investment may include securities denominated in U.S. dollars, non‑U.S. currencies or

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multinational currency units. Typically, non‑U.S. securities are considered to be equity or debt securities issued by entities organized, domiciled or with a principal executive office outside the U.S., such as foreign corporations and governments. Non‑U.S. securities may trade in U.S. or foreign securities markets. A Fund may make non‑U.S. investments either directly by purchasing non‑U.S. securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments for non‑U.S. securities. Depositary receipts are securities that are listed on exchanges or quoted in over‑the‑counter markets (“OTC”) in one country but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets. Investing in non‑U.S. securities involves certain special risk considerations, including currency risk, that are not typically associated with investing in securities of U.S. companies or governments. These risks may be greater for securities of companies located in emerging market countries.
Options. The Fund may utilize options on securities, indices and currencies. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. If an option written by a Fund expires unexercised, the Fund realizes on the expiration date a gain equal to the premium received by the Fund at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange- traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires. A Fund realizes an economic loss from a closing sale transaction if the premium received from the sale of the option is less than the premium it initially paid to purchase the option (plus transaction costs). A Fund realizes an economic loss from a closing purchase transaction if the cost of the closing purchase transaction (premium plus transaction costs) is greater than the premium initially received from writing the option.
Participations. The Fund may invest in Participations. The selling Lenders and other persons interpositioned between such Lenders and a Fund with respect to Participations will likely conduct their principal business activities in the financial services industry. A Fund may be more susceptible than an investment company that does not invest in Participations in senior loans to any single economic, political or regulatory occurrence affecting this industry. Persons engaged in this industry may be more susceptible than are persons engaged in some other industries to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.
Participation by a Fund in a Lender’s portion of a senior loan typically will result in such Fund having a contractual relationship only with such Lender, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Lenders through set‑ off against the borrower, and such Fund may not directly benefit from the collateral supporting the senior loan in which it has purchased the Participation. As a result, a Fund may assume the credit risk of both the borrower and the Lender selling the Participation. In the event of the insolvency of the Lender selling a Participation, such Fund may be treated as a general creditor of the Lender, and may not benefit from any set‑off between the Lender and the borrower. A Fund will only acquire Participations from counterparties that are judged by the Adviser to present acceptable credit risk to such Fund.
Portfolio Maturity. The Fund are not subject to any restrictions with respect to the maturity of senior loans held in its portfolio, and senior loans usually will have rates of interest that are redetermined periodically. Investment in senior loans with longer interest rate redetermination periods may increase fluctuations in a Fund’s NAV as a result of changes in interest rates. The senior loans in a Fund’s investment portfolio will typically have a dollar-weighted average days to reset until the next interest rate redetermination of 90 days or less. As a result, as short-term interest rates increase, interest payable to a Fund from its investments in senior loans should increase, and as short-term interest rates decrease, interest payable to such Fund from its investments in senior loans should decrease. The amount of time required to pass before a Fund will realize the effects of changing short-term market interest rates on its portfolio will vary with the dollar-weighted average time until the next interest rate redetermination on the senior loans in the investment portfolio. A Fund may utilize the investment practices described in this Prospectus to, among other things,

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shorten the effective interest rate redetermination period of senior loans in its portfolio. In such event, a Fund will consider such shortened period to be the interest rate redetermination period of the senior loan; provided, however, that such Fund will typically not invest in senior loans that permit the borrower to select an interest rate redetermination period in excess of one year. Because most senior loans in the investment portfolio will be subject to mandatory and/or optional prepayment and there may be significant economic incentives for a borrower to prepay its loans, prepayments of senior loans in a Fund’s investment portfolio may occur. Accordingly, the actual remaining maturity of a Fund’s investment portfolio invested in senior loans may vary substantially from the average stated maturity of the senior loans held in such Fund’s investment portfolio.
Prepayments. Pursuant to the relevant loan agreement, a borrower may be required, and may have the option at any time, to prepay the principal amount of a senior loan, often without incurring a prepayment penalty. In the event that like-yielding loans are not available in the marketplace, the prepayment of and subsequent reinvestment by a Fund in senior loans could have a materially adverse effect on the yield of a Fund’s investment portfolio. Prepayments may have a beneficial impact on income due to receipt of prepayment penalties, if any, and any facility fees earned in connection with reinvestment.
Restricted Securities. Restricted securities (which include Rule 144A securities) may have contractual restrictions on resale, or cannot be sold publicly until registered. Certain restricted securities may be illiquid. Illiquid investments may be difficult or impossible to sell when a Fund wants to sell them at a price at which the Fund values them.
Securities Lending. The Fund may make secured loans of its portfolio securities amounting to not more than one‑third of its total assets, thereby realizing additional income. As a matter of policy, securities loans are made to borrowers pursuant to agreements requiring that the loans be continuously secured by collateral in cash (U.S. and foreign currency), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable bank letters of credit or such other collateral as may be agreed on by the parties to a securities lending arrangement, initially with a value of 102% or 105% of the market value of the loaned securities and thereafter maintained at a value of 100% of the market value of the loaned securities. Collateral must be valued daily by the Custodian and the borrower will be required to provide additional collateral should the market value of the loaned securities increase.
Short Sales. The Fund may seek to hedge investments or realize additional gains through short sales. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. When a Fund makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the sale. A Fund will ordinarily have to pay a fee to borrow a security and is often obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss.
The Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale “against‑the‑box”). The Fund also may engage in short sales that are not “against‑the‑box,” and will be subject to additional risks to the extent that it engages in short sales that are not “against‑the‑box.” A Fund’s loss on a short sale could be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position. See “Taxation” below for special tax considerations associated with engaging in short sales.
Portfolio Turnover. A Fund’s rate of portfolio turnover will not be a limiting factor for the Adviser in making decisions on when to buy or sell securities. The Fund reserves full freedom with respect to portfolio turnover. The frequency of a Fund’s trading will vary from year to year, depending on market conditions. In periods when there are rapid changes in economic conditions or security price levels, portfolio turnover may be significantly higher than during times of economic and market price stability. The Fund’s portfolio turnover rate is expected to exceed 100% per year, and under certain market conditions may be substantially higher. A 100% annual turnover rate would occur, for example, if all the securities in a Fund’s portfolio were replaced once within a period of one year.
Temporary Defensive Positions. When adverse market or economic conditions occur, a Fund may temporarily invest all or a portion of its total assets in defensive investments. Such investments may include fixed-income securities, high quality money market instruments, cash and cash equivalents. To the extent a Fund takes temporary defensive positions, it may not achieve its investment objective.
Additional Information. The foregoing percentage limitations in the Fund’s investment strategies apply at the time of purchase of securities, except that the limit on borrowing described in the Statement of Additional Information is applied on a continued basis. The Board of Trustees may change any of the foregoing investment policies, including a Fund’s investment objective and 80% investment policy,

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without shareholder approval. A Fund will provide shareholders with written notice at least 60 days prior to a change in its 80% investment policy.
Additional Information About Risks
Like all mutual funds, investing in the Fund involves risk factors and special considerations. A Fund’s risk is defined primarily by its principal investment strategies, which are described earlier in this Prospectus, along with descriptions of the Fund’s related risks.
Investments in the Fund are not insured against loss of principal. As with any mutual fund, there can be no assurance that the Fund will achieve its investment objectives. Investing in shares of the Fund should not be considered a complete investment program. There is a risk that the share value of the Fund will fluctuate.
One of your most important investment considerations should be balancing risk and return. Different types of investments tend to respond differently to shifts in the economic and financial environment. Diversifying your investments among different asset classes — such as stocks, bonds and cash — and within an asset class — such as small- cap and large‑cap stocks — may help you to manage risk and achieve the results you need to reach your financial goals.
Factors that may affect the Fund’s portfolio as a whole are called “principal risks” and are summarized in this section.
This summary describes the nature of these principal risks and certain related risks, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments they make may change over time. The SAI, which is incorporated by reference into this Prospectus, includes more information about the Fund and its investments. The Fund is not intended to be a complete investment program.
Convertible Securities Risk: Convertible securities are subject to certain risks of both equity and debt securities. Convertible securities generally offer lower interest or dividend yields than non‑convertible securities of similar quality. Because convertible securities are higher in an issuer’s capital structure than equity securities, convertible securities are generally not as risky as the equity securities of the same issuer. However, convertible securities may gain or lose value due to changes in, among other things, interest rates; other general economic conditions; industry fundamentals; market sentiment; and the issuer’s operating results, financial statements and credit ratings. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.
Currency Risk: A portion of the Fund’s assets may be quoted or denominated in non‑U.S. currencies. These securities may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. A Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, a Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.
Debt Securities Risk: The value of a debt security (and other income-producing securities, such as preferred stocks, convertible preferred stocks, equity-linked notes, and interests in income-producing trusts) changes in response to interest rate changes. In general, the value of a debt security is likely to fall as interest rates rise. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero‑ coupon securities). Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent a Fund’s income is based on short-term interest rates that fluctuate over short periods of time, income received by a Fund may decrease as a result of a decline in interest rates. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. In response to an interest rate decline, debt securities that provide the issuer with the right to call or redeem the security prior to maturity may be called or redeemed. If a debt security is repaid more quickly than expected, a Fund may not be able to reinvest the proceeds at the same interest rate, reducing the potential for gain. When interest rates increase or for other reasons, debt securities may be repaid more slowly than expected. As a result, the maturity of the debt instrument is extended, increasing the potential for loss. In response to certain economic conditions, including periods of high inflation, governmental authorities and regulators may respond with significant fiscal and monetary policy changes such as raising interest rates. A Fund may be subject to heightened interest rate risk when the U.S. Federal Reserve (the “Fed”) raises interest rates. Recent and potential future changes in government monetary policy may affect interest rates. It is difficult to accurately predict the timing, frequency or magnitude of potential interest rate increases or decreases by the Fed, and the evaluation of macro-economic and other conditions could cause a change in approach in the future. If the Fed and other central banks increase the federal funds rate and equivalent rates, such increases generally will cause market interest rates to rise, which will cause the value of a Fund’s debt securities to fall. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility, which could reduce liquidity for certain

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investments, adversely affect values, and increase costs. Increased redemptions may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in fixed-income and related markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed- income and related markets. Further, potential future changes in government policy may affect interest rates.
The value of a debt security also depends on the issuer’s credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling (or perceived to be unable or unwilling) to make timely principal and/or interest payments or otherwise to honor its obligations, or if the debt security’s rating is downgraded by a credit rating agency. The obligations of issuers (and obligors of asset-backed securities) are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. The value of a debt security can also decline in response to other changes in market, economic, industry, political, and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally. The values of many debt securities may fall in response to a general increase in investor risk aversion or a decline in the confidence of investors generally in the ability of issuers to meet their obligations.
Credit Risk: The value of debt securities owned by a Fund may be affected by the ability of issuers to make principal and interest payments and by the issuer’s or counterparty’s credit quality. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities may decline. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Even within securities considered investment grade, differences exist in credit quality and some investment-grade debt securities may have speculative characteristics. A security’s price may be adversely affected by the market’s perception of the security’s credit quality level even if the issuer or counterparty has suffered no degradation in its ability to honor the obligation.
Credit risk varies depending upon whether the issuers of the securities are corporations or domestic or foreign governments or their sub‑divisions or instrumentalities and whether the particular note or other instrument held by a Fund has a priority in payment of principal and interest. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (Freddie Mac) and Federal Home Loan Banks (FHLBs), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity’s own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.
Distressed and Defaulted Securities Risk: A Fund may invest in the securities of financially distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties.
Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.
Extension Risk: When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.
Fixed Income Market Risk: Fixed income securities markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity. During those periods, a Fund may experience increased levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Fixed income securities may be difficult to value during such periods. In recent periods, governmental financial regulators, including the Fed, have taken steps to maintain historically low interest rates by purchasing bonds. As the Fed “tapers” or reduces the amount of bonds it purchases pursuant to quantitative easing, and/or raises the federal funds target rate, such activities could result in the effects described above, and could have a material adverse effect on prices for fixed income securities and on the management of a Fund.

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High Yield Debt Securities Risk: Below investment grade securities (also known as “high-yield securities” or “junk securities”) may be fixed or variable rate obligations and are rated below investment grade (Ba/BB or lower) by a nationally recognized statistical rating organization or are unrated but deemed by the Adviser to be of comparable quality. Such securities should be considered speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. High-yield debt securities are frequently issued by corporations in the growth stage of their development, but also may be issued by established companies. High-yield securities held by a Fund may include securities received as a result of a corporate reorganization or issued as part of a corporate takeover.
Below investment grade securities have greater credit and liquidity risk than more highly rated obligations and are generally unsecured and may be subordinate to other obligations of the obligor. The lower rating of high-yield securities reflects a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the issuer to make payment of principal and interest. Many issuers of high-yield securities are highly leveraged and their relatively high debt to equity ratios create increased risks that their operations might not generate sufficient cash flow to service their obligations.
Overall declines in the below investment grade bond market and other markets may adversely affect such issuers by inhibiting their ability to refinance their obligations at maturity. Investments in obligations of issuers that are generally trading at significantly higher yields than had been historically typical of the applicable issuer’s obligations may include debt obligations that have a heightened probability of being in covenant or payment default in the future. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically, such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted security for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative. High-yield securities will be subject to certain additional risks to the extent that such obligations may be unsecured and subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured.
Moreover, such obligations may not be protected by financial covenants or limitations upon additional indebtedness and are unlikely to be secured by collateral. See “Taxation” below and “Income Tax Considerations” in the SAI for a discussion of special tax consequences associated with certain below investment grade securities.
Interest Rate Risk: When interest rates decline, the value of fixed rate securities already held by a Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed-rate portfolio securities can be expected to decline. To the extent a Fund invests in fixed-rate debt securities with longer maturities, the Fund is subject to greater interest rate risk than funds investing solely in shorter-term fixed-rate debt securities. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. In a period of rising interest rates, the higher cost of any leverage employed by a Fund and/or increasing defaults by issuers of high-yield securities would likely exacerbate any decline in the Fund’s NAV. If an issuer of a debt security containing a redemption or call provision exercises either provision in a declining interest rate market, the Fund would likely replace the security with a security having a lower interest rate, which could result in a decreased return for shareholders. To the extent that changes in market rates of interest are reflected not in a change to a base rate but in a change in the spread over the base rate the Fund’s NAV could be adversely affected. This is because the value of a senior loan is partially a function of whether the senior loan is paying what the market perceives to be a market rate of interest, given its individual credit and other characteristics. However, unlike changes in market rates of interest for which there is generally only a temporary lag before the portfolio reflects those changes, changes in a senior loan’s value based on changes in the market spread on senior loans in the Fund’s portfolio may be of longer duration.
Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. All other things remaining equal, for each one percentage point increase in interest rates, the value of a portfolio of fixed income investments would generally be expected to decline by one percent for every year of the portfolio’s average duration above zero. For example, the value of a portfolio of fixed income securities with an average duration of three years would generally be expected to decline by approximately 3% if interest rates rose by one percentage point.
Mortgage-Backed Securities Risk: Mortgage-backed securities that are collateralized by a portfolio of mortgages or mortgage-related securities depend on the payments of principal and interest made by or through the underlying

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assets, which may not be sufficient to meet the payment obligations of the mortgage-backed securities. Prepayments of principal, which occur more frequently in falling interest rate conditions, may shorten the term and reduce the value of these securities. The quality and value of the underlying collateral may decline, or default, which has become a significant risk for collateral related to sub‑prime mortgage loans, especially in a declining residential real estate market. Further, these securities generally are privately sold and may not be readily marketable, particularly after a rapid decrease in value. Investments in mortgage-backed securities may also be subject to valuation risk.
Non‑Payment Risk: Debt instruments are subject to the risk of non‑payment of scheduled interest and/or principal. Non‑ payment would result in a reduction of income to a Fund, a reduction in the value of the security experiencing non‑ payment and a potential decrease in the NAV of a Fund. There can be no assurance that the liquidation of any collateral would satisfy the borrower’s obligation in the event of non‑payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. Moreover, as a practical matter, most borrowers cannot satisfy their debts by selling their assets. Borrowers pay their debts from the cash flow they generate. This is particularly the case for borrowers that are highly leveraged. If the borrower’s cash flow is insufficient to pay its debts as they come due, the borrower is far more likely to seek to restructure its debts than it is to sell off assets to pay its debts. Borrowers may try to restructure their debts either by seeking protection from creditors under Chapter 11 of the U.S. Bankruptcy Code (the “Bankruptcy Code”) or negotiating a work out. In the event of bankruptcy of a borrower, a Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a debt security. The agent generally is responsible for determining that the lenders have obtained a perfected security interest in the collateral securing the debt security. If a borrower files for protection from creditors under Chapter 11 of the Bankruptcy Code, the Bankruptcy Code will impose an automatic stay that prohibits the agent from liquidating collateral. The agent may ask the bankruptcy court to lift the stay. As a practical matter, the court is unlikely to lift the stay if it concludes that the borrower has a chance to emerge from the reorganization proceedings and the collateral is likely to hold most of its value. If the lenders have a perfected security interest, the debt security will be treated as a separate class in the reorganization proceedings and will retain a priority interest in the collateral. Chapter 11 reorganization plans typically are the product of negotiation among the borrower and the various creditor classes. Successful negotiations may require the lenders to extend the time for repayment, change the interest rate or accept some consideration in the form of junior debt or equity securities. A work out outside of bankruptcy may produce similar concessions by senior lenders.
Prepayment Risk: Borrowers may pay back principal before the scheduled due date. Such prepayments may require a Fund to replace a debt security with a lower-yielding security. During periods of falling interest rates, issuers of debt securities may repay higher rate securities before their maturity dates. This may cause a Fund to lose potential price appreciation and to be forced to reinvest the unanticipated proceeds at lower interest rates. This may adversely affect the NAV of a Fund’s shares.
Senior Loans Risk: Senior loans may not be rated by a rating agency, registered with the SEC or any state securities commission or listed on any national securities exchange. Therefore, there may be less publicly available information about them than for registered or exchange-listed securities. The risks associated with senior loans are similar to the risks of below investment grade securities. Moreover, any specific collateral used to secure a loan may decline in value or lose all its value or become illiquid, which would adversely affect the loan’s value. Senior loans may have trade settlement periods extending beyond seven days, which could pose a liquidity risk to the Fund. Economic and other events, whether real or perceived, can reduce the demand for certain senior loans or senior loans generally, which may reduce market prices and cause the Fund’s NAV per share to fall. The frequency and magnitude of such changes cannot be predicted.
The secondary market in which these investments are traded is generally less liquid than the market for higher-grade debt. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield senior loan, and could adversely affect the NAV of the Fund’s shares. At times of less liquidity, it may be more difficult to value high yield senior loans because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available. Investments in senior loans and other securities may result in greater NAV fluctuation than if a Fund did not make such investments. See “Taxation” below for a discussion of special tax consequences associated with any investment by a Fund in below investment grade securities.
As with any debt security, senior loans are generally subject to the risk of price declines due to increases in interest rates, particularly long-term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from shot-term interest rates. Therefore, senior loans may not mitigate price declines in a

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rising long-term interest rate environment. Declines in interest rates may increase prepayments of debt obligations and require the Fund to invest assets at lower yields. No active trading market may exist for certain senior loans, which may impair the ability of a Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded senior loans.
Although senior loans in which a Fund will invest will often be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of a default or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, a Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a senior loan. A Fund may also invest in senior loans that are not secured.
In addition to the risks typically associated with debt securities and loans generally, senior loans are also subject to the risk that a court could subordinate a senior loan, which typically holds a senior position in the capital structure of a borrower, to presently existing or future indebtedness or take other action detrimental to the holders of senior loans.
Derivatives Risk: The Fund may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying securities, commodities, currencies, indices, or other assets or instruments, including other derivative contracts. The most common types of derivatives are swaps, futures and options, and major asset classes include interest rates, equities, commodities and foreign exchange. Derivatives involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track.
There are several risks associated with derivatives transactions. The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The use of derivative transactions may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation a Fund can realize on an investment or may cause a Fund to hold a security that it might otherwise sell. A Fund may enter into credit derivatives, such as credit default swaps and credit default index investments, including loan credit default swaps and loan credit default index swaps. The use by a Fund of credit default swaps may have the effect of creating a short position in a security. These investments can create investment leverage and may create additional investment risks that may subject a Fund to greater volatility than investments in more traditional securities. Derivative contracts may expire worthless.
A Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark‑to‑market obligations under the derivatives in which it has invested.
A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Adviser may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for the Fund.
Swap contracts and other OTC derivatives are highly susceptible to liquidity risk (see “Illiquid and Restricted Securities Risk”) and counterparty risk (see “Counterparty Risk”), and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leverage Risk” below. Derivatives also present other risks described in this section, including securities market risk, illiquid and restricted securities risk, currency risk, credit risk, and counterparty risk. Special tax considerations apply to the Fund’s use of derivatives. See the “Taxation” section below.
In accordance with rules and regulations enacted by the Commodity Futures Trading Commission (the “CFTC”) under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), transactions in some types of swaps (including certain classes of interest rate swaps and credit default swaps) are required to be centrally cleared (“cleared derivatives”), through a central clearinghouse known as a derivatives clearing organization, however, the CFTC is expected to impose a mandatory central clearing requirement for additional derivative instruments over time. In a transaction involving cleared derivatives, a Fund’s counterparty is a clearing house, rather than a bank or

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broker. To clear a swap through a derivatives clearing organization, the Fund will submit the contract to, and post margin with, a futures commission merchant (FCM) that is a clearinghouse member. The Fund may enter into the swap with a counterparty other than the FCM and arrange for the contract to be transferred to the FCM for clearing, or enter into the contract with the FCM itself. If the Fund must centrally clear a transaction, the CFTC’s regulations also generally require that the swap be executed on a registered exchange (either a designated contract market or swap execution facility).
In many ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Fund may be required to provide more margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to a bilateral derivatives transaction, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives transaction at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time. Any increase in margin requirements or termination of existing cleared derivatives transactions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection. In addition, the documentation governing the relationship between the Fund and clearing members is drafted by the clearing members and generally is less favorable to the Fund than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one‑way indemnity by the Fund in favor of the clearing member for losses the clearing member incurs as the Fund’s clearing member and typically does not provide the Fund any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared swaps due to their more limited liquidity and market history.
As noted above, some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for a Fund. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.
These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to a Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. At this point in time, most of the Dodd- Frank Act has been fully implemented, though a small number of remaining rulemakings are unfinished or are subject to further final rule making or phase‑in periods. Any future regulatory or legislative activity would not necessarily have a direct, immediate effect upon the Fund, though it is within the realm of possibility that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Fund to new kinds of risks and costs.
In particular, on October 28, 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f‑4” or the “Derivatives Rule”). Fund were required to implement and comply with Rule18f‑4 by August 19, 2022. Rule 18f‑4 eliminates the asset segregation framework formerly used by funds to comply with Section 18 of the 1940 Act, as amended.

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The Derivatives Rule mandates that a fund adopt and/or implement: (i) value‑at‑risk limitations (VaR); (ii) a written derivatives risk management program; (iii) new Board oversight responsibilities; and (iv) new reporting and recordkeeping requirements.
The Derivatives Rule also provides special treatment for reverse repurchase agreements, similar financing transactions and unfunded commitment agreements. Specifically, a fund may elect whether to treat reverse repurchase agreements and similar financing transactions as “derivatives transactions” subject to the requirements of the Derivatives Rule or as senior securities equivalent to bank borrowings for purposes of Section 18 of the Investment Company Act of 1940. In addition, when-issued or forward settling securities transactions that physically settle within 35‑days are deemed not to involve a senior security.
Additional legislation may be enacted subsequent to the date of this Prospectus that could negatively affect the assets of a Fund. Legislation or regulation may change the way in which the Fund itself is regulated. The Adviser cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s performance or ability to achieve its investment objectives.
In addition, regulations adopted by the prudential regulators that took effect with regards to most funds in 2019 require certain banks to include in a range of financial contracts, including derivative and short-term funding transactions, terms delaying or restricting a counterparty’s default, termination and other rights in the event that the bank and/ or its affiliates become subject to certain types of resolution or insolvency proceedings. The regulations could limit a Fund’s ability to exercise a range of cross-default rights if its counterparty, or an affiliate of the counterparty, is subject to bankruptcy or similar proceedings. Such regulations could further negatively impact a Fund’s use of derivatives.
Counterparty Risk: A Fund may engage in transactions in securities and financial instruments that involve counterparties. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom a Fund executes transactions) to a transaction with a Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. In an attempt to limit the counterparty risk associated with such transactions, a Fund conducts business only with financial institutions judged by the Adviser to present acceptable credit risk. For example, repurchase agreements are loans of money or arrangements under which a Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than a Fund’s purchase price, with the difference being income to a Fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily.
Collateral is held by a Fund’s custodian in a segregated, safekeeping account for the benefit of a Fund. Repurchase agreements afford a Fund an opportunity to earn income at low risk on temporarily available cash. If bankruptcy or insolvency proceedings commence with respect to the seller of the securities before repurchase of the securities under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the securities. Such a delay may involve loss of interest or a decline in price of the securities. If a court characterizes the transaction as a loan and a Fund has not perfected a security interest in the securities, a Fund may be required to return the securities to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.
Hedging Risk: There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or movements in the prices of a Fund’s securities which are the subject of a hedge. The Adviser will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indices the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and a Fund’s portfolio securities sought to be hedged. Successful use of futures contracts and options by a Fund for hedging purposes is also subject to the Adviser’s ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in the value of its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the

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futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by the Adviser still may not result in a successful hedging transaction over a very short time period. In addition, to maintain margin requirements, a Fund may have to sell portfolio securities at disadvantageous prices or times because it may not be possible to liquidate a position at a reasonable price. The earmarking of such assets also will have the effect of limiting a Fund’s ability otherwise to invest those assets. Special tax considerations apply to a Fund’s hedging transactions. See the “Taxation” section below.
Options Risk: The use of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A transaction in options or securities may be unsuccessful to some degree because of market behavior or unexpected events.
When a Fund writes a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation and once an option writer has received an exercise notice, it must deliver the underlying security at the exercise price.
When a Fund writes a covered put option, the Fund bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. Special tax rules apply to a Fund’s, or an underlying fund’s, transactions in options, which could increase the amount of taxes payable by shareholders. While a Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium. An option that was fully covered at the time it was entered may be unwound and no longer covered in reaction to market price movements if the Adviser believes such action is in the best interests of the Fund.
A Fund may also write uncovered call and put options. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, a Fund must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. When writing uncovered call options, a Fund must deposit and maintain sufficient margin with the broker-dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised.
Swaps Risk: The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from a Fund’s direct investments in securities.
Transactions in swaps can involve greater risks than if a Fund had invested in the reference assets directly since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and pricing risk. However, certain risks may be reduced (but not eliminated) if a Fund invests in cleared swaps. Regulators also may impose limits on an entity’s or group of entities’ positions in certain swaps. Because bilateral swap agreements are two party contracts and because they may have terms of greater than seven days, these swaps may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and valued subjectively. Swaps and other derivatives may also be subject to pricing or “basis” risk, which exists when the price of a particular derivative diverges from the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
The value of swaps can be very volatile, and a variance in the degree of volatility or in the direction of securities prices from the Adviser’s expectations may produce significant losses in a Fund’s investments in swaps. In addition, a perfect correlation between a swap and a reference asset may be impossible to achieve. As a result, the Adviser’s use of swaps

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may not be effective in fulfilling the Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.
Illiquid and Restricted Securities Risk: Illiquid investments may be difficult to resell or dispose of in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. When investments cannot be sold readily at the desired time or price, a Fund may have to accept a much lower price, may not be able to sell the investment at all or may be forced to forego other investment opportunities, all of which may adversely impact a Fund’s returns. Illiquid investments also may be subject to valuation risk. Restricted securities (including Rule 144A securities) may be subject to legal restraints on resale and, therefore, are typically less liquid than other securities. The prices received from selling restricted securities in privately negotiated transactions may be less than those originally paid by a Fund. Investors in restricted securities may not benefit from the same investor protections as publicly traded securities.
Shareholder Concentration Risk: Shareholder concentration risk is the risk that large redemptions by a small number of large shareholders can harm remaining shareholders. Concentration risk may also be present if a fund is sold primarily to similarly situated shareholders who tend to behave similarly. Assessing this risk requires the ability to track underlying balances that make up each omnibus account and to identify funds with risky shareholder concentration levels on a real-time basis.
Leverage Risk: When deemed appropriate by the Adviser and subject to applicable regulations, the Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities while giving the purchaser full exposure to movement in the price of those underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent a Fund purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. The level of interest rates generally, and the rates at which such funds may be borrowed in particular, could affect the operating results of a Fund. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, a Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged.
If the amount of borrowings that a Fund may have outstanding at any one time is large in relation to its capital, fluctuations in the market value of a Fund’s portfolio will have disproportionately large effects in relation to the Fund’s capital and the possibilities for profit and the risk of loss will therefore be increased. Any investment gains made with the additional monies borrowed will generally cause the NAV of a Fund to rise more rapidly than would otherwise be the case. Conversely, if the investment performance of the investments acquired with borrowed money fails to cover their cost to the Fund, the NAV of a Fund will generally decline faster than would otherwise be the case. If a Fund employs leverage, the Adviser will benefit because a Fund’s Average Daily Managed Assets, as defined below, will increase with leverage and the Adviser is compensated based on a percentage of Average Daily Managed Assets.
Under the terms of any credit facility, a Fund may be required to, among other things, pledge some or all of its assets, limit its ability to pay distributions in certain circumstances, incur additional debts and engage in certain transactions. Such agreements could limit a Fund’s ability to pursue its investment strategies. The terms of any credit facility may be more restrictive than those described.
Because the management fees (including administration fees) paid to NexPoint are calculated on the basis of the Fund’s average daily managed assets, which include the proceeds of leverage, the dollar amount of the fees paid by the Fund to NexPoint will be higher (and NexPoint will be benefited to that extent) when leverage is utilized. NexPoint will utilize leverage only if it believes such action would result in a net benefit to the Fund’s shareholders after taking into account the higher fees and expenses associated with leverage (including higher management fees).
Lender Liability Risk A number of judicial decisions have upheld the right of borrowers to sue lending institutions on the basis of various evolving legal theories founded upon the premise that an institutional Lender has violated a duty of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in a creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of certain of the Fund’s investments, the Fund or the Investment Adviser could be subject to such liability.
Limited Information Risk: The types of senior loans in which a Fund will invest may not have been rated by a NRSRO, have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to the Lenders in connection with senior loans, the amount of public information available with respect to senior loans will generally be less extensive than that available for rated, registered or exchange listed securities. As a result, the

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performance of the Fund and its ability to meet its respective investment objective is more dependent on the analytical ability of the Adviser than would be the case for an investment company that invests primarily in rated, registered or exchange-listed securities.
Liquidity Risk: Liquidity risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents a Fund from selling particular securities or unwinding derivative positions at desirable prices. A Fund is also exposed to liquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). When there is no willing buyer or investments cannot be readily sold or closed out, a Fund may have to sell at a lower price than the price at which a Fund is carrying the investments or may not be able to sell the investments at all, each of which would have a negative effect on a Fund’s performance. Although most of a Fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Because loan transactions often take longer to settle than transactions in other securities, the Fund may not receive the proceeds from the sale of a loan for a significant period of time. As a result, the Fund may maintain higher levels of cash and short-term investments than mutual funds that invest in securities with shorter settlement cycles, may enter into a line of credit to permit the Fund to finance redemptions pending settlement of the sale of portfolio securities, or may be required to sell portfolio securities when it would not otherwise chose to do so, each of which may adversely affect the Fund’s performance. No assurance can be given that these measures will provide the Fund with sufficient liquidity to pay redemption proceeds in a timely manner in the event of abnormally large redemptions.
Additionally, if substantial numbers of shares in a Fund were to be redeemed at the same time or at approximately the same time, a Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. A Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in a Fund’s NAV per share; in addition, a substantial reduction in the size of a Fund may make it difficult for the Adviser to execute its investment program successfully for a Fund for a period following the redemptions. If substantial, unexpected redemptions occur, a Fund could experience higher expenses than those shown in the Annual Fund Operating Expenses Tables.
Merger Arbitrage and Event-Catalyst Risk: Merger arbitrage and event-driven investing involves the risk that the Adviser’s evaluation of the outcome of a proposed event, whether it be a merger, acquisitions, consolidations, bankruptcies, liquidations, reorganization, regulatory issue or other event, restructurings, tender or exchange offers or other unusual events will prove incorrect and that the Fund’s return on the investment will be negative. Even if the Adviser’s judgment regarding the likelihood of a specific outcome proves correct, the expected event may be delayed or completed on terms other than those originally proposed, which may cause the Fund to lose money. The Fund’s expected gain on an individual catalyst investment is normally considerably smaller than the possible loss should the transaction be unexpectedly terminated. The Fund’s principal investment strategies are not specifically designed to benefit from general appreciation in the credit markets or general improvement in the economic conditions in the global economy. Accordingly, the Fund may underperform the broad credit markets under certain market conditions, such as during periods when there has been rapid appreciation in the credit markets. The Fund may also underperform the broad credit markets if it holds a significant portion of its assets in cash and money market instruments for an extended period of time due to a lack of credit catalyst opportunities.
Non‑Diversification Risk: Due to the nature of the Fund’s investment strategy and its non‑diversified status (for purposes of the 1940 Act), the Fund may invest a greater percentage of its assets in the securities of fewer issuers than a “diversified” fund, and accordingly may be more vulnerable to changes in the value of those issuers’ securities. A Fund that invests in the securities of a limited number of issuers is particularly exposed to adverse developments affecting those issuers, and a decline in the market value of a particular security held by the Fund is likely to affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.
Non‑U.S. Securities Risk: Investing in non‑U.S. securities involves additional and more varied risks than investing in U.S. investments, including, but not limited to: fluctuations in foreign exchange rates (for non‑U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; much greater price volatility and illiquidity of certain non‑U.S. securities markets; different trading and settlement practices; less governmental supervision; changes in currency exchange rates; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements.

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Uncertainties surrounding the sovereign debt of a number of European Union (EU) countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the global securities markets likely will be significantly disrupted. On January 31, 2020, the United Kingdom (UK) left the EU, commonly referred to as “Brexit,” the UK ceased to be a member of the EU, and the UK and EU entered into a Trade and Cooperation Agreement. While the full impact of Brexit is unknown, Brexit has already resulted in volatility in European and global markets. There remains significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict.
There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. Political and military events, including in Ukraine, North Korea, Russia, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions.
As a result of continued political tensions and armed conflicts, including the Russian invasion of Ukraine commencing in February of 2022, the extent and ultimate result of which are unknown at this time, the United States and the EU, along with the regulatory bodies of a number of countries, have imposed economic sanctions on certain Russian corporate entities and individuals, and certain sectors of Russia’s economy, which may result in, among other things, the continued devaluation of Russian currency, a downgrade in the country’s credit rating, and/or a decline in the value and liquidity of Russian securities, property or interests. These sanctions could also result in the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of a Fund to buy, sell, receive or deliver those securities and/or assets. These sanctions or the threat of additional sanctions could also result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. The United States and other nations or international organizations may also impose additional economic sanctions or take other actions that may adversely affect Russia-exposed issuers and companies in various sectors of the Russian economy. Any or all of these potential results could lead Russia’s economy into a recession. Economic sanctions and other actions against Russian institutions, companies, and individuals resulting from the ongoing conflict may also have a substantial negative impact on other economies and securities markets both regionally and globally, as well as on companies with operations in the conflict region, the extent to which is unknown at this time. The United States and the EU have also imposed similar sanctions on Belarus for its support of Russia’s invasion of Ukraine. Additional sanctions may be imposed on Belarus and other countries that support Russia. Any such sanctions could present substantially similar risks as those resulting from the sanctions imposed on Russia, including substantial negative impacts on the regional and global economies and securities markets.
Because non‑U.S. issuers are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain non‑U.S. issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. Securities of non‑U.S. issuers are generally less liquid than securities of comparable U.S. issuers. In certain countries, there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, especially emerging market countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets or diplomatic developments which could affect U.S. investments in those countries. Commissions (and other transaction costs) for non‑U.S. securities are generally higher than those on U.S. securities. In addition, it is expected that the expenses for custodian arrangements of a Fund’s non‑U.S. securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Certain investments in non‑U.S. securities may also be subject to foreign withholding and other taxes on interest, dividends, capital gains or other income or proceeds. Those taxes will reduce a Fund’s yield on any such securities.
The value of the non‑U.S. securities held by a Fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign denominated non‑U.S. security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s NAV or current income could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, the value of a Fund’s assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign denominated non‑U.S. securities, and by currency restrictions, exchange control regulation, currency

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devaluations and political and economic developments. The foregoing risks often are heightened for investments in smaller, emerging capital markets. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.
As a result of these potential risks, the Adviser may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. A Fund may invest in countries in which foreign investors, including the Adviser have had no or limited prior experience.
Depositary receipts are subject to most of the risks associated with investing in non‑U.S. securities directly because the value of a depositary receipt is dependent upon the market price of the underlying non‑U.S. equity security. Depositary receipts are also subject to liquidity risk. Additionally, the Holding Foreign Companies Accountable Act (“HFCAA”) could cause securities of non‑U.S. companies, including American depositary receipts, to be delisted from U.S. stock exchanges if the companies do not allow the U.S. government to oversee the auditing of their financial information. Although the requirements of the HFCAA apply to securities of all non‑U.S. issuers, the SEC has thus far limited its enforcement efforts to securities of Chinese companies. If securities are delisted, a Fund’s ability to transact in such securities will be impaired, and the liquidity and market price of the securities may decline. A Fund may also need to seek other markets in which to transact in such securities, which could increase the Fund’s costs.
Operational and Technology Risk: The Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect a Fund and its shareholders, despite the efforts of the Fund and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.
For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems of a Fund, the Fund’s service providers, counterparties, or other market participants or data within them (a “cyber-attack”). Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the Fund’s operations.
Cyber-attacks, disruptions, or failures that affect the Fund’s service providers or counterparties may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations. For example, the Fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber- attacks or operational failures may cause the release of private shareholder information or confidential Fund information, interfere with the processing of shareholder transactions, impact the ability to calculate a Fund’s NAV, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Fund or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs.
While the Fund and its service providers may establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future.
Similar types of operational and technology risks are also present for issuers of the Fund’s investments, which could have material adverse consequences for such issuers, and may cause the Fund’s investments to lose value. In addition, cyber-attacks involving a Fund counterparty could affect such counterparty’s ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Fund cannot directly control any cybersecurity plans and systems put in place by its service providers, Fund counterparties, issuers in which the Fund invest, or securities markets and exchanges.
Other Investment Companies. A Fund may invest in other investment companies. Investment companies combine shareholders’ funds for investment in a variety of instruments, including equity securities, debt securities, and money market instruments and may invest primarily in a particular type of security, a particular industry or a mix of securities and industries. An investment company is not taxed on income distributed to shareholders if, among other things, it distributes to its shareholders substantially all of its taxable

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income for each taxable year. As a shareholder of another investment company, a Fund may bear a proportionate share of the expenses of such other investment company, including management fees, administration fees and custodial fees, in addition to the expenses of the Fund. To the extent permitted by and subject to applicable law or SEC exemptive relief, the Fund may invest in shares of investment companies (including money market mutual funds) advised or sub‑advised by NexPoint or its affiliates.
With respect to ETFs, the risks of owning shares of an ETF include the risks of owning the underlying securities the ETF holds. Lack of liquidity in an ETF could result in the ETF being more volatile than its underlying securities. The value of ETFs can be expected to increase and decrease in value in proportion to increases and decreases in the indices that they are designed to track. The volatility of different index tracking stocks can be expected to vary in proportion to the volatility of the particular index they track. ETFs are traded similarly to stocks of individual companies. Although an ETF is designed to provide investment performance corresponding to its index, it may not be able to exactly replicate the performance of its index because of its operating expenses and other factors.
Portfolio Turnover Risk: A high rate of portfolio turnover (i.e., 100% or more) will result in increased transaction costs for a Fund in the form of increased dealer spreads and brokerage commissions. Greater transaction costs may reduce Fund performance. High portfolio turnover also may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower a Fund’s after‑tax performance. A Fund’s annual portfolio turnover rate may vary greatly from year to year.
Regulatory Risk: Legal, tax and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the CFTC, the SEC, the IRS, the Fed or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to financial reform legislation in the United States. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.
To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of senior loan interests for investment by a Fund may be adversely affected. To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of a Fund to invest in the assets of distressed companies, the availability of distressed company interests for investment by a Fund may be adversely affected. In addition, such requirements or restrictions may reduce or eliminate sources of financing for affected borrowers. Further, to the extent that legislation or federal or state regulators require such institutions to dispose of senior loan interests relating to highly leveraged transactions or subject such senior loan interests to increased regulatory scrutiny, such financial institutions may determine to sell senior loan interests in a manner that results in a price that, in the opinion of the Adviser, is not indicative of fair value. Were the Fund to attempt to sell a senior loan interest at a time when a financial institution was engaging in such a sale with respect to the senior loan interest, the price at which the Fund could consummate such a sale might be adversely affected.
Structured Finance Securities Risk: A portion of the Fund’s investments may consist of mortgage-backed securities, collateralized mortgage obligations, collateralized bond obligations, collateralized loan obligations or similar instruments. Such structured finance securities are generally backed by an asset or a pool of assets, which serve as collateral. Depending on the type of security, the collateral may take the form of a portfolio of mortgage loans or bonds or other assets. The Fund and other investors in structured finance securities ultimately bear the credit risk of the underlying collateral. In some instances, the structured finance securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. The riskiest securities are the equity tranche, which bears the bulk of defaults from the bonds or loans serving as collateral, and thus may protect the other, more senior tranches from default. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. A senior tranche typically has higher ratings and lower yields than the underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, other tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to previous defaults and the disappearance of protecting tranches, market anticipation of defaults and aversion to certain structured finance securities as a class.

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Securities Lending Risk: A Fund will continue to receive interest on any securities loaned while simultaneously earning interest on the investment of the cash collateral in short-term money market instruments. However, a Fund will normally pay lending fees to broker-dealers and related expenses from the interest earned on such invested collateral. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by a Fund, and will adversely affect performance. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities, loss of rights in the collateral should the borrower of the securities fail financially and possible investment losses in the investment of collateral. Any loan may be terminated by either party upon reasonable notice to the other party.
Securities Market and Selection Risk: The value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. Economic, political and financial conditions, industry or economic trends and developments or public health risks, such as epidemics or pandemics, may, from time to time, and for varying periods of time, cause volatility, illiquidity or other potentially adverse effects in the financial markets. The profitability of a Fund substantially depends upon the Adviser’s ability to correctly assess the future price movements of stocks, bonds, loans, options on stocks, and other securities and the movements of interest rates. The Adviser cannot guarantee that it will be successful in accurately predicting price movements.
The market prices of equities may decline for reasons that directly relate to the issuing company (such as poor management performance or reduced demand for its goods or services), factors that affect a particular industry (such as a decline in demand, labor or raw material shortages, or increased production costs) or general market conditions not specifically related to a company or industry (such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally). Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. See also “Debt Securities Risk” and “Fixed Income Market Risk” above.
As a result of the nature of a Fund’s investment activities, it is possible that the Fund’s financial performance may fluctuate substantially from period to period. Additionally, at any point in time an investment in a Fund may be worth less than the original investment, even after taking into account the reinvestment of dividends and distributions.
In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse. Further, there is a risk that the present value of assets or income from investments will be less in the future, known as inflation. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and a fund’s investments may be affected, which may reduce a fund’s performance.
Further, inflation may lead to the rise in interest rates, which may negatively affect the value of debt instruments held by the fund, resulting in a negative impact on a fund’s performance. Generally, securities issued in emerging markets are subject to a greater risk of inflationary or deflationary forces, and more developed markets are better able to use monetary policy to normalize markets.
An outbreak of an infectious coronavirus (COVID‑19) that was first detected in December 2019 developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. Although vaccines have been developed and approved for use by various governments, the duration of the pandemic and its effects cannot be predicted with certainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.
Short Sales Risk: Short sales by a Fund that are not made “against‑the‑box” (that is when the Fund has an offsetting long position in the asset that is selling short) involve unlimited loss potential since the market price of securities sold short may continuously increase. When the Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Short selling allows the Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the

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borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. The Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet margin calls on its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet their short sale obligations at a time when fundamental investment considerations would not favor such sales. If other short positions of the same security are closed out at the same time, a “short squeeze” can occur where demand exceeds the supply for the security sold short. A short squeeze makes it more likely that the Company will need to replace the borrowed security at an unfavorable price. See “Taxation” below for special tax considerations associated with engaging in short sales.
Tax Risk: The U.S. income tax rules may be uncertain when applied to specific arbitrage transactions, including identifying deferred losses from wash sales or realized gains from constructive sales, among other issues.
Disclosure of Portfolio Holdings
The Fund has adopted policies and procedures to protect the Fund’s portfolio information and to prevent the misuse of that information by a third party. A description of the Fund’s policies and procedures relating to the disclosure of portfolio holdings is available in the Fund’s SAI on the Fund’s website (www.nexpoint.com).
Management of the Fund

The Fund is a party to contractual arrangements with various parties, including, among others, the Fund’s investment adviser, administrator, distributor, and shareholder servicing agent, who provide services to the Fund. Shareholders are not parties to, or intended (“third-party”) beneficiaries of, any such contractual arrangements, and such contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Fund.
Neither this Prospectus, nor the related SAI, is intended, or should be read, to be or to give rise to an agreement or contract between NexPoint Funds I (the “Trust”) or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
Board of Trustees and Investment Adviser
The Board of Trustees (the “Board”) has overall management responsibility for each series of NexPoint Funds I and NexPoint Funds II, Highland Global Allocation Fund and Highland Opportunities and Income Fund (formerly, Highland Income Fund). See “Management of the Trust” in the SAI for the names of and other information about the Trustees and officers of the Fund. The Board also has overall management responsibility for funds advised by NexPoint Advisors, L.P., including NexPoint Capital, Inc. (a closed‑end management investment company that has elected to be treated as a business development company under the 1940 Act); and NexPoint Real Estate Strategies Fund, a closed‑end fund that operates as an interval fund. NexPoint Advisors, L.P. is an affiliate of NexPoint Asset Management, L.P.
NexPoint Asset Management, L.P. (“NexPoint” or the “Adviser”) serves as investment adviser to the Fund. The address of the Adviser is 300 Crescent Court, Suite 700, Dallas, Texas 75201. Organized in February 2009, NexPoint is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.
As of March 31, 2025, NexPoint had approximately $4.0 billion in assets under management. NexPoint is also the administrator to the Fund. Please see “Administrator/Sub‑ Administrator” below. NexPoint is owned by Highland Capital Management Services, Inc., a Delaware corporation (“HCM Services”) and its general partner, Strand Advisors XVI, Inc., of which James Dondero is the sole stockholder. HCM Services is controlled by Mr. Dondero and Mr. Mark Okada by virtue of their respective share ownership.
NexPoint has entered into a Services Agreement (the “Services Agreement”) with Skyview Group (“Skyview”), pursuant to which NexPoint will receive administrative and operational support services to enable it to provide the required advisory services to the Fund.
Certain Skyview personnel are dual-employees of NexPoint Services, Inc., a wholly-owned subsidiary of the Adviser. The same services are being performed by the dual-employees. The Adviser, and not the Fund, will compensate all Adviser, Skyview, and dual-employee personnel who provide services to the Fund.
Management Fee
The Fund has entered into an investment advisory agreement with NexPoint (each, an “Investment Advisory Agreement”) pursuant to which NexPoint provides the day‑ to‑day management of the Fund’s portfolio of securities, which includes buying and selling securities for the Fund and conducting investment research.

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In return for its advisory services, the Fund pays the Adviser a monthly fee, computed and accrued daily, based on an annual rate of the Fund’s average daily managed assets. “Average Daily Managed Assets” of a Fund shall mean the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).
A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreements for the Fund will appear in the Fund’s first semi-annual report to shareholders.
Each Investment Advisory Agreement may be terminated at any time, without payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of such Fund or by the Adviser, in each case on not more than 60 days’ nor less than 30 days’ prior written notice to the other party. In addition, each Investment Advisory Agreement automatically terminates in the event of its “assignment”, as defined in the 1940 Act and the rules thereunder, or upon the termination of the relevant Investment Advisory Agreement.
As the Fund was not operational during the fiscal year ended June 30, 2024, it did not pay advisory fees to the Adviser.
The table below shows the Fund’s contractual advisory fee with the Adviser:

Fund Name	Contractual Advisory Fee as a Percentage of Average Daily Managed Assets[1]
Credit Catalyst Fund[2]	0.95%
[1]	In addition to the advisory fees set forth in this table, the Adviser is entitled to receive administration fees of 0.20% of the Fund’s Average Daily Managed Assets, as discussed below.

[2]
The Adviser contractually agreed to limit the total annual fund operating expenses of Credit Catalyst Fund to 1.30% of average daily net assets attributable to any class of the Fund through July 2, 2026. Information on the Fund’s current expense limitation agreement is provided below.

NexPoint has contractually agreed to limit the total annual operating expenses of the NexPoint Credit Catalyst Fund (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b‑1 under the 1940 Act, taxes, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses (collectively, the “Excluded Expenses”)) to 1.30% of average daily net assets attributable to any class of the Fund, respectively (the “Expense Caps”). The Credit Catalyst Fund Expense Caps will continue through at least July 2, 2026, and may not be terminated prior to this date without the action or consent of the Board of Trustees. Under the expense limitation agreements, the Adviser may recoup waived and/or reimbursed amounts with respect to the Fund within thirty‑six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the applicable Expense Cap in effect at the time of such waiver/reimbursement.
Administrator/Sub‑Administrator
NexPoint provides administration services to the Credit Catalyst Fund for a monthly administration fee. In such capacity, NexPoint generally assists the Fund in all aspects of their administration and operations. Additionally, NexPoint furnishes offices, necessary facilities, equipment and personnel. Under a separate Sub‑Administration agreement, NexPoint has delegated certain administrative functions to SEI Investments Global Funds Services (“SEI”), One Freedom Valley Drive, Oaks, Pennsylvania 19456, and pays SEI a portion of the fee it receives from the Fund. Under the Sub‑Administration agreement, SEI has agreed to provide fund accounting services; asset data services; fund administration and reporting services; and regulatory administration services, including preparation and filing of various reports with the appropriate regulatory agencies and the SEC for the Fund.
NexPoint generally assists in all aspects of the Fund’s administration and operations and furnishes offices, necessary facilities, equipment and personnel.
For more information about the Fund’s administration agreements, please see “Administrator/Sub‑Administrator” in the SAI.
Multi-Manager Structure
The Trust and the Adviser qualify for exemptive relief under a multi-managers’ exemptive order (the “Order”) from certain provisions of the 1940 Act, pursuant to which the Adviser will, subject to the oversight of the Board, be permitted to enter into and materially amend sub‑advisory agreements on behalf of the Fund with sub‑advisers unaffiliated with the Adviser without such agreements being approved by the shareholders of the Fund (the “Multi-Manager Structure”). The Board and the Adviser will therefore have the right to hire, terminate or replace sub‑advisers without first obtaining shareholder approval, including in the event that a sub‑ advisory agreement has automatically terminated as a result of an assignment. The Adviser will continue to have the ultimate responsibility to oversee each sub‑adviser and recommend its hiring, termination and replacement.
Operation of a Fund under the Multi-Manager Structure will not: (1) permit management fees paid by a Fund to NexPoint to be increased without shareholder approval; or (2) diminish NexPoint’s responsibilities to a Fund, including NexPoint’s overall responsibility for overseeing the portfolio

29

Management of the Fund

management services furnished by its sub‑advisers. Shareholders will be notified of any changes made to sub‑ advisers or sub‑advisory agreements within 90 days of the change.
About the Fund’s Portfolio Managers
The Fund is managed by either an individual portfolio manager who is primarily responsible for the day‑to‑day management of a Fund, or a team of portfolio managers, who are jointly and primarily responsible for the day‑to‑day management of a Fund. The portfolio managers of the Fund generally have final authority over all aspects of their portions of a Fund’s investment portfolio, including securities purchase and sale decisions, portfolio construction techniques and portfolio risk assessment. The following sets forth the roles of the primary portfolio managers of the Fund followed by biographical information for each portfolio manager. The Fund’s SAI provides the following additional information about the: (i) portfolio managers’ compensation; (ii) other accounts managed by the portfolio managers; and (iii) portfolio managers’ ownership of shares of the Fund, if any.
Portfolio Manager Biographies
The following sets forth biographical information for those individuals who are primarily responsible for managing the specified Fund’s investments. The portfolio managers may change from time to time.
NexPoint Credit Catalyst Fund
James Dondero is the founder of NexPoint, a leading alternative investment group comprised of a set of investment advisers and sponsors, a broker-dealer, and a suite of related investment vehicles. NexPoint specializes in real estate ventures, with offerings in public and private real estate investment trusts (REITs), tax advantaged real estate vehicles, closed‑end funds, interval funds, and other real estate-focused investment solutions. In addition to overseeing the group’s business and investment activities, Mr. Dondero is the portfolio manager of NexPoint’s Merger Arbitrage Fund, Event Driven Fund, and the Climate Tech Fund. He also holds various officer and director roles across NexPoint’s publicly traded REITs: NexPoint Residential Trust, Inc., NexPoint Real Estate Finance, Inc., NexPoint Hospitality Trust, NexPoint Diversified Real Estate Trust. Mr. Dondero has over 30 years of experience investing across the alternative landscape. In that time, he has established a number of integrated businesses to manage investments in credit, real estate, and private equity, among other areas, building a global investment network. Mr. Dondero holds a number of board positions at companies within financial services, healthcare, and real estate, among other industries. He is the chairman of NexBank Capital, Inc., a director of NexBank, and a manager of SeaOne Holdings, LLC. Mr. Dondero has also been instrumental in supporting a number of civic and cultural institutions in the Dallas-Fort Worth area. He is a member of the Southern Methodist University Cox School of Business Executive Board and the George W. Bush Presidential Center Executive Advisory Council. Mr. Dondero graduated from the University of Virginia, where he earned the highest honors (Beta Gamma Sigma, Beta Alpha Psi) from the McIntire School of Commerce with dual majors in accounting and finance. He has received certification as a Certified Public Accountant (CPA) and a Certified Managerial Accountant (CMA), and has earned the right to use the Chartered Financial Analyst (CFA) designation.
Mr. Johnson is a Managing Director and Portfolio Manager at NexPoint Advisors, L.P. He has over 25 years of investment management experience with extensive experience in private equity, mergers and acquisitions and long/short hedge funds. Prior to joining NexPoint he was the CEO of Enviroklean Product Development which he purchased along with a private equity group. Previously, Mr. Johnson also held positions as President of Trisun Energy Services and was the Portfolio Manager of the Income Fund, L.P., an investment fund focused on making opportunistic investments in public and private debt and equity securities. Prior to managing the Income Fund, he was a Portfolio Manager at Highland Capital Management, L.P. (“HCMLP”). Prior to joining HCMLP, Mr. Johnson was an Associate at Wellspring Capital Management, a private equity firm focused on control- oriented buyout investments. Mr. Johnson started his career as an Analyst in the Mergers & Acquisitions group at Lehman Brothers. Mr. Johnson received a B.B.A. in Finance with honors from the University of Texas at Austin and an MBA from Harvard Business School.
About the Fund’s Underwriter
The Fund’s shares are offered for sale through NexPoint Securities, Inc. (the “Underwriter”), 200 Crescent Court, Suite 700, Dallas, Texas 75201. Shareholders and Financial Advisors (as defined under “How to Buy Shares”) should not send any transaction or account requests to this address.
Transaction or account requests should be directed to NexPoint Funds I — (Fund Name), 801 Pennsylvania Ave, Kansas City, Missouri, 64105.
Shareowner Guide — How to Invest in NexPoint Funds I

How to Buy Shares
You can purchase shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open for business (see “Net Asset Value”). You can purchase shares of the Fund from any financial advisor, broker-dealer or other financial

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intermediary that has entered into an agreement with the Underwriter or the Fund with respect to the sale of shares of the Fund (a “Financial Advisor”), or SS&C Technologies, Inc., 430 W. 7th Street, Suite 219424, Kansas City, Missouri 64105‑1407, the Fund’s transfer agent (the “Transfer Agent”). Your Financial Advisor can help you establish an appropriate investment portfolio, buy shares, and monitor your investments. The Fund has authorized Financial Advisors to receive purchase and redemption orders on its behalf. Financial Advisors are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when a Financial Advisor or its authorized designee receives the order in “good order.”
The specific requirements for “good order” depend on the type of transaction and method of purchase. Contact the Adviser if you have questions about your circumstances. Generally, “good order” means that you placed your order with your Financial Advisor or its authorized designee or your payment (made in accordance with any of the methods set forth in the table below) has been received and your application is complete, including all necessary documentation and signatures. Customer orders will be priced at a Fund’s NAV per share next computed after the orders are received by a Financial Advisor or its authorized designee in good order. Investors may be charged a fee by their Financial Advisors, payable to the Financial Advisor and not a Fund, if investors effect a transaction in Fund shares through either a Financial Advisor or its authorized designee.
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front‑end sales charge waivers or contingent deferred (back‑end) sales charge (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from a Fund or through another intermediary to receive these waivers or discounts. Shares purchased through certain financial intermediaries (a “Specified Intermediary”) may be subject to different initial sales charges or the initial sales charge or CDSC may be waived in certain circumstances. Please refer to the Appendix to the Fund’s Prospectus for the sales charge or CDSC waivers that are applicable to each Specified Intermediary.
The USA PATRIOT Act may require a Fund, a Financial Advisor or its authorized designee to obtain certain personal information from you which will be used to verify your identity. If you do not provide the information, it may not be possible to open your account. If a Fund, a Financial Advisor or authorized designee is unable to verify your customer information, such Fund reserves the right to close your account or to take such other steps as it deems reasonable.
Outlined below are various methods for buying shares of the Fund:

Method	Instructions
Through your Financial Advisor	Your Financial Advisor can help you establish your account and buy shares on your behalf. To receive the current trading day’s price, your Financial Advisor must receive your request in good order prior to the close of regular trading on the NYSE, usually 4:00 p.m., Eastern time. Your Financial Advisor may charge you fees for executing the purchase for you.
By check (new account)(1)	For new accounts, send to the applicable Fund, at the address noted below,(2) a completed application and check made payable to “NexPoint Funds I — (Fund Name).” All purchases must be in U.S. Dollars and must be drawn on a U.S. bank. NexPoint Funds I does not accept cash, U.S. savings bonds, traveler’s checks, money orders, California warrant checks, starter checks, third- party checks, or credit card courtesy checks. Checks dated six months old or older and post- dated checks will not be accepted.
By check (existing account)(1)	For existing accounts, fill out and return to the applicable Fund, at the address noted below,(2) the additional investment stub included in your account statement, or send a letter of instruction, including the applicable Fund name and account number, with a check made payable to “NexPoint Funds I — (Fund Name).” All purchases must be in U.S. Dollars and must be drawn on a U.S. bank. NexPoint Funds I does not accept cash, U.S. savings bonds, traveler’s checks, money orders, California warrant checks, starter checks, third-party checks, or credit card courtesy checks. Checks dated six months old or older and post-dated checks will not be accepted.
By exchange	You or your Financial Advisor may acquire shares of a Fund for your account by exchanging shares you own in certain other funds advised by NexPoint for shares of the same class of a Fund, subject to the conditions described in “Exchange of Shares” below. In addition, you or your Financial Advisor may exchange shares of a class of a Fund you own for shares of a different class of the same Fund, subject to the conditions described in “Exchange of Shares” below. To exchange, send written instructions to the applicable Fund, at the address noted below(2) or call 1‑877‑665‑1287.

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Shareowner Guide — How to Invest in NexPoint Funds I

Method	Instructions
By wire	You may purchase shares of a Fund by wiring money from your bank account to your Fund account. Prior to sending wire transfers, please contact Shareholder Services at 1‑877‑665‑1287 for specific wiring instructions and to facilitate prompt and accurate credit upon receipt of your wire. You can also find the specific wiring instructions at http://nexpointassetmgmt.com//resources/#forms. To receive the current trading day’s price, your wire, along with a valid account number, must be received in your Fund account prior to the close of regular trading on the NYSE, usually 4:00 p.m., Eastern time.
If your initial purchase of shares is by wire, you must first complete a new account application and promptly mail it to NexPoint Funds I — (Fund Name), at the address noted below.(2) After completing a new account application, please call 1‑877‑665‑1287 to obtain your account number. Please include your account number on the wire.
By electronic funds transfer via an automated clearing house (“ACH”) transaction(1)	You may purchase shares of a Fund by electronically transferring money from your bank account to your Fund account by calling 1‑877‑665‑1287. An electronic funds transfer may take up to two business days to settle and be considered in good order. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.
Automatic investment plan	You may make monthly or quarterly investments automatically from your bank account to your Fund account. You may select a pre‑authorized amount to be sent via electronic funds transfer. For this feature, please call the applicable Fund at 1‑877‑665‑1287 or visit the Fund’s websites, (http:// nexpointassetmgmt.com//resources/#forms), where you may obtain a copy of the “Account Options Form.”
(1)
The redemption of shares purchased by check or an automated clearing house (“ACH”) transaction is subject to certain limitations (see “Redemption of Shares”). Any purchase by check or ACH transaction that does not clear may be cancelled, and the investor will be responsible for any associated expenses and losses to the applicable Fund.

(2)
Regular Mail: Send to “NexPoint Funds I — (Fund Name),” 801 Pennsylvania Ave, Kansas City, Missouri, 64105. Overnight Mail: Send to “NexPoint Funds I — (Fund Name),” 430 W. 7th Street, Suite 219424, Kansas City, Missouri 64105-1407.

Investment Minimums*

Initial Investment	$2,500
Subsequent Investments	$50
Automatic Investment Plan**	$50
*	For retirement plans, the investment minimum is $50 for each of the initial investment, subsequent investments and the automatic investment plan.

**	Your account must already be established and satisfy the initial investment minimum.
The Fund reserves the right to change or waive the investment minimums and reserves the right to liquidate a shareholder’s account if the value of shares held in the account is less than the minimum account size. The Fund also reserves the right to reject for any reason, or cancel as permitted or required by law, any purchase order. In addition, without notice, a Fund may stop offering shares completely, or may offer shares only on a limited basis, for a period of time or permanently.
Retirement Plans
The Fund is available for purchase through individual retirement accounts (“IRAs”) and other retirement plans. The Fund offers several different types of IRAs, including prototype IRAs, Roth IRAs, simplified employee pension (“SEP”) IRAs and Simple IRAs for both individuals and employers. For further information, please call the Fund at 1‑877‑665‑1287 or your Financial Advisor.
Choosing a Share Class
The Fund offers three classes of shares—Class A, Class C and Class Z Shares. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Purchases of $1 million or more cannot be made in Class C Shares. Based on your personal situation, your Financial Advisor can help you decide which class of shares makes the most sense for you. Your Financial Advisor is entitled to receive compensation for purchases made through him or her and may receive differing compensation for selling different classes of shares.
Sales Charges
You may be subject to an initial sales charge when you purchase shares or a contingent deferred sales charge (“CDSC”) when you redeem your shares. These sales charges are described below. In certain circumstances, the sales charges may be waived, as described below and in the SAI.
Class A Shares
Class A Shares may be appropriate for long-term investors who compensate their investment professionals for the services they provide with traditional front‑end sales charges and for investors who qualify for quantity discounts or waivers. Your purchases of Class A Shares are made at the public offering price for these shares, that is, the NAV per share for Class A Shares plus a front‑end sales charge that is based on the amount of your initial investment when you open your account. The front‑end sales charge you pay on an additional investment is based on your total net investment in the Fund, including the amount of your additional purchase. Shares you purchase with reinvested dividends or

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other distributions are not subject to a sales charge. As shown in the tables below, a portion of the sales charge is paid as a commission to your Financial Advisor on the sale of Class A Shares. The total amount of the sales charge, if any, differs depending on the amount you invest as shown in the tables below.

Credit Catalyst Fund

	Sales Charge
Amount Invested	As a % of the Public Offering Price	As a % of Your Net Investment	% of Offering Price Paid to Financial Advisor
Less than $50,000	5.50%	5.82%	4.75%
$50,000 to $99,999	4.25%	4.44%	3.75%
$100,000 to $249,999	3.25%	3.36%	2.75%
$250,000 to $499,999	2.25%	2.30%	1.75%
$500,000 or more*	None	None	**
*
Class A Shares bought without an initial sales charge in accounts aggregating $500,000 or more at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of purchase. Subsequent Class A Share purchases that bring your account value above $500,000 are not subject to a front- end sales charge, but are subject to a CDSC if redeemed within 18 months of purchase. The 18‑month period begins on the day the purchase is made. The CDSC does not apply to load waived shares purchased for certain retirement plans or other eligible fee‑based programs.

**	For Class A Share purchases of $500,000 or more, Financial Advisors receive a cumulative commission from the Underwriter as follows:

Amount Purchased	% Offering Price Paid to Financial Advisor
Less than $5 million	1.00%
$5 million to less than $25 million	0.40%
$25 million or more	0.25%

Reduced Sales Charges for Class A Shares
You may pay a lower sales charge when purchasing Class A Shares through Rights of Accumulation, which work as follows: if the combined value (determined at the current public offering price) of your accounts in all classes of shares of a Fund and other Participating Funds (as defined below) maintained by you, your spouse or domestic partner or your minor children, together with the value (also determined at the current public offering price) of your current purchase, reaches a sales charge discount level (according to the above chart), your current purchase will receive the lower sales charge, provided that you have notified the Fund’s Underwriter or the Fund and your Financial Advisor, if any, in writing of the identity of such other accounts and your relationship to the other account holders and submitted information (such as account statements) sufficient to substantiate your eligibility for a reduced sales charge. Such reduced sales charge will be applied upon confirmation of such shareholders’ holdings by the Transfer Agent. A Fund may terminate or amend this Right of Accumulation at any time without notice. As used herein, “Participating Funds” refers to any series of NexPoint Funds I and NexPoint Funds II (each as defined below under “Exchange of Shares”) and registered, open‑end investment companies advised by the Adviser and distributed by the Underwriters and as otherwise permitted from time to time by the Board of Trustees.
You may also pay a lower sales charge when purchasing Class A Shares and shares of other Participating Funds by signing a Letter of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $100,000 within 13 months. If your Letter of Intent purchases are not completed within 13 months, your account will be adjusted by redemption of the amount of shares needed to pay the higher initial sales charge level for the amount actually purchased. Upon your request, a Letter of Intent may reflect purchases within the previous 90 days. See the SAI for additional information about this privilege. More information regarding reduced sales charges is available, free of charge, at: http://nexpointassetmgmt.com//resources/#forms.
In addition, certain investors may purchase shares at no sales charge or at a reduced sales charge. For example, Class A Shares are offered at no sales charge to investors who are clients of financial intermediaries who have entered into an agreement with the Underwriter to offer Fund shares through self-directed investment brokerage accounts that do not charge transaction fees to their clients or through other platforms. Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information. See the SAI for a description of this and other situations in which sales charges are reduced or waived.
Any sales charge discounts described herein do not apply to investors purchasing shares of the Fund through any Specified Intermediary as detailed in the Appendix to the

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Shareowner Guide — How to Invest in NexPoint Funds I

Fund’s Prospectus. Please refer to the Appendix to the Fund’s Prospectus for the sales charge discounts that are applicable to each Specified Intermediary.
Class C Shares
Class C Shares may be appropriate for shorter-term investors, if you do not want to pay a traditional front‑end sales charge on your purchase of Fund shares or are unsure of the length of time you will hold your investment.
Your purchases of Class C Shares are made at the NAV per share for Class C Shares. Although Class C Shares have no front‑end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding Class C Shares for one year, you may sell them at any time without paying a CDSC. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge.
Additionally, for Class C shares of the Fund purchased between October 31, 2018 and October 30, 2019, Class C shares will automatically convert to Class A shares of the same Fund after such shares have been held for ten years, provided that the Fund or financial intermediary has records confirming that the Class C shares have been held for at least ten years and that Class A shares are available for purchase. Certain financial intermediaries do not track shareholder level share lot aging for certain types of accounts. These Class C shares would not be eligible for this automatic conversion. These automatic conversions will be executed based on relative net asset values without any sales charge, fee or other charge. After such a conversion takes place, the shares will be subject to all features and expenses of Class A shares. Please consult your financial adviser for further information
Class Z Shares
Your purchases of Class Z Shares are made at NAV without a sales charge or contingent deferred sales charge. Class Z Shares are only available to eligible investors.
Eligible Investors
The Fund offers Class Z Shares exclusively to certain institutional and other eligible investors. Eligible investors are as follows:

•	Clients of broker-dealers or registered investment advisers that both recommend the purchase of Fund shares and charge clients an asset-based fee;

•
A retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and that purchases shares directly from the Fund or through a third party broker-dealer;

•	Any insurance company, trust company or bank purchasing shares for its own account;

•	Any endowment, investment company or foundation; and

•	Any trustee of the Fund, any employee of NexPoint and any family member of any such trustee or employee.
The Fund reserves the right to change the criteria for eligible investors. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interests of the Fund and its shareholders.
Distribution and Shareholder Service Fees
The Fund is authorized under a distribution plan (each a “Plan” and collectively the “Plans”) to use the assets attributable to such Fund’s Class A and Class C Shares, as applicable, to finance certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of the Class A and Class C Shares and the services provided to you by your Financial Advisor. The Plan operates in a manner consistent with Rule 12b‑1 under the 1940 Act, which regulates the manner in which an open‑end investment company may directly or indirectly bear the expenses of distributing its shares.
Under the Plans, distribution and service fees paid by the Fund to the Underwriter will be at the rates shown in the table below. The Underwriter may pay all or a portion of these fees to Financial Advisors whose clients own shares of the Fund. In addition, these fees may include reimbursements to NexPoint for certain distribution- and service-related expenses actually incurred by NexPoint on behalf of the Fund, pursuant to reimbursement guidelines approved by the Board, and to the extent consistent with the Plans and the 1940 Act. The Underwriter may also make payments from the distribution and service fees they receive from the Fund to NexBank Securities, Inc., a FINRA member broker-dealer that is an affiliate of the Adviser. Because the distribution and service fees are payable regardless of the Underwriter’s expenses, the Underwriter may realize a profit from the fees. The Plans authorize any other payments by the Fund to the Underwriter and its affiliates to the extent that such payments might be construed to be indirect financing of the distribution of shares of the Fund. Because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front‑end sales charges permitted by the rules of FINRA.

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July 2, 2025

The Plans will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on the Plans. The Plans may not be amended to increase the fees materially without approval by a vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Plans must be approved by the Trustees in the manner provided in the foregoing sentence. The Plans may be terminated with respect to a class at any time by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares.
In addition to payments under the Plans, a Fund may from time to time pay account-based service fees to intermediaries such as broker-dealers, financial advisers, or other financial institutions. These payments are sometimes referred to as “revenue sharing.” Certain firms that sell shares of the Fund receive one or more types of these cash payments. The types of payments that the Underwriter provides to firms are described below. These categories are not mutually exclusive and the Underwriter may make additional types of revenue sharing payments in the future. The same firms may receive payments under more than one or all categories. These payments assist in the Underwriter’s efforts to promote the sale of the Fund’s shares. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm and are an important factor in a firm’s willingness to support the sale of the Fund through its distribution system. To the extent firms receiving such payments purchase shares of the Fund on behalf of its clients, NexPoint and/or the Underwriter benefit from increased management and other fees with respect to those assets. The services provided vary by financial intermediary and according to distribution channel and may include sub‑ accounting, sub‑transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, shareholder or participant tax monitoring and reporting, maintenance of shareholder records, preparation of account statements and provision of customer service, and are not intended to include services that are primarily intended to result in the sale of Fund shares. These additional fees paid by a Fund to intermediaries may take three forms: (i) basis point payments on net assets; (ii) fixed dollar amount payments per shareholder account; and/or (iii) a combination of basis point payments on net assets and fixed dollar amount payments per shareholder account. These may include payments for 401(K) sub‑accounting services, networking fees, and omnibus account servicing fees.
In addition, NexPoint and/or the Underwriter may, from time to time, at their own expense out of the revenues they receive from the Fund and/or its own financial resources, make cash payments to broker-dealers and other financial intermediaries (directly and not as an expense of a Fund) as an incentive to sell shares of the Fund and/or to promote retention of its customers’ assets in the Fund. Such cash payments may be calculated on sales of shares of the Fund (“Sales-Based Payments”) or on the average daily net assets of the Fund attributable to that particular broker-dealer or other financial intermediary (“Asset-Based Payments”). Each of NexPoint and/or the Underwriter may agree to make such cash payments to a broker-dealer or other financial intermediary in the form of either or both Sales-Based Payments and Asset-Based Payments.
NexPoint and/or the Underwriter may also make other cash payments to broker-dealers or other financial intermediaries in addition to or in lieu of Sales-Based Payments and Asset- Based Payments, in the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives of those broker-dealers or other financial intermediaries and their families to places within or outside the United States; meeting fees; entertainment; transaction processing and transmission charges; advertising or other promotional expenses; allocable portions, based on shares of the Fund sold, of salaries and bonuses of registered representatives of an affiliated broker- dealer or other financial intermediary that is a Financial Advisor; or other expenses as determined in NexPoint’s or the Underwriter’s discretion, as applicable. In certain cases these other payments could be significant to the broker- dealers or other financial intermediaries. Any payments described above will not change the price paid by investors for the purchase of the shares of the Fund, the amount that the Fund will receive as proceeds from such sales, or the amounts payable under the Plans.
Each of NexPoint and/or the Underwriter determines the cash payments described above in its discretion in response to requests from broker-dealers or other financial intermediaries, based on factors it deems relevant. Broker- dealers or other financial intermediaries may not use sales of the Fund’s shares to qualify for any incentives to the extent that such incentives may be prohibited by law. Amounts paid by NexPoint and/or the Underwriter to any broker-dealer or other financial intermediary in connection with the distribution of any shares of the Fund will count towards the maximum imposed by FINRA on underwriter compensation in connection with the public offering of securities. In addition, NexPoint may utilize its own resources to compensate the Underwriter for distribution or service activities on behalf of

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Shareowner Guide — How to Invest in NexPoint Funds I

the Fund. These payments are not reflected in the “Annual Fund Operating Expenses” table for the Fund.
Distribution and Shareholder Service Fee Rates

NexPoint Credit Catalyst Fund
	Distribution Fee	Service Fee
Class A	0.10%	0.25%
Class C	0.75%	0.25%
Class Z	None	None
These distribution and service fees may be voluntarily reduced on a temporary basis for certain share classes, and may be returned to their stated levels, at any time, without prior notice.
The provision of these additional payments, the varying fee structures and the basis on which a firm compensates its registered representatives or salespersons creates an incentive for a particular firm, registered representative, or salesperson to highlight, feature or recommend funds, including the Fund, or other investments based, at least in part, on the level of compensation paid. Additionally, if one mutual fund sponsor makes greater payments than another, a firm has an incentive to recommend one fund complex over another. Similarly, if a firm receives greater compensation for one share class versus another, that firm has an incentive to recommend the share class with the greater compensation. Shareholders should consider whether such incentives exist when evaluating any recommendations from a firm to purchase or sell shares of the Fund and when considering which share class is most appropriate. Shareholders should ask their salesperson or visit their firm’s website for more information about the additional payments they receive and any potential conflicts of interest, as well as for information regarding any fees and/or commissions the firm charges. Firms may categorize and disclose these arrangements differently than the Underwriter and its affiliates.
As of May 31, 2025, the following member firms of the Financial Industry Regulatory Authority (“FINRA”) have arrangements in effect with the Underwriter or the Adviser pursuant to which the firm is entitled to a revenue sharing payment:

•	Morgan Stanley Smith Barney LLC

•	Ameriprise Financial Services, Inc.

•	LPL Financial LLC
Contingent Deferred Sales Charges
As described above, certain investments in Class A and Class C Shares are subject to a CDSC. You will pay the CDSC only on shares you redeem within the prescribed amount of time after purchase. The CDSC is applied to the NAV at the time of purchase or redemption, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the date on which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When shares are redeemed, the Fund will automatically redeem those shares (if any) not subject to a CDSC and then those you have held the longest. In certain circumstances, CDSCs may be waived, as described in the SAI.
Availability of Information
Information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge through the Fund’s websites at http://nexpoint.com, which provides links to the Prospectus and SAI containing the relevant information.
Redemption of Shares
The Fund redeems its shares based on the NAV next determined after the Transfer Agent or Financial Advisor receives your redemption request in good order. The Fund reserves the right to reject any redemption request that is not in good order. The specific requirements for good order depend on the type of account and transaction and the method of redemption. Contact NexPoint if you have any questions about your particular circumstances. Generally, “good order” means that the redemption request meets all applicable requirements described in this Prospectus. See “Net Asset Value” for a description of the calculation of NAV per share.
You can redeem shares of a Fund on any day that the NYSE is open for business. The Fund, however, may suspend the right of redemption and postpone payment for more than seven days: (i) during periods when trading on the NYSE is closed on days other than weekdays or holidays; (ii) during periods when trading on the NYSE is restricted; (iii) during any emergency which makes it impractical for a Fund to dispose of its securities or fairly determine the NAV of the Fund; and (iv) during any other period permitted by the SEC for your protection.
The Fund typically expect that it will take one to three days following the receipt of your redemption request to pay out redemption proceeds; however, while not expected, payment of redemption proceeds may take up to seven days. The Fund typically expects that it will hold cash or cash equivalents or use proceeds from the sale of portfolio securities to meet redemption requests. The Fund expects to use these sources to meet redemptions under normal market conditions and may also use them under stressed market conditions. Generally, all redemptions will be for cash, although the Fund reserves the right to redeem in‑kind as described below. Redemptions in‑kind are typically used to meet redemption requests that represent a large percentage of a fund’s net

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assets, and may be used in the event that a substantial portion of a fund’s assets is represented by one or more illiquid assets, in order to minimize the effect of large redemptions on the fund and its remaining shareholders. Redemptions in‑kind may be used under normal market conditions and under stressed market conditions. You may experience a delay in converting illiquid securities to cash. If payment is made in securities, the fund will value the securities selected in the same manner in which it computes its NAV. If you receive securities when redeeming your account, the securities will be subject to market fluctuation and you may incur tax and transaction costs if you sell the securities.
The Fund is meant for long-term investing. It is not meant for “market timing” or other types of frequent or short-term trading (“disruptive trading”). Disruptive trading can adversely affect Fund performance and the interests of long-term investors by, among other things, interfering with the efficient management of the Fund’s investment portfolio. Accordingly, the Fund has adopted, and the Board has approved, policies and procedures reasonably designed to monitor Fund trading activity and, where disruptive trading is detected, to take action to stop such activity. The Fund reserves the right to amend these policies and procedures at any time without prior notice to investors or Financial Advisor.
Direct Investor Accounts. An investor that redeems or exchanges out of (or purchases) a particular Fund within 30 days of a purchase or exchange into (or redemption out of) that same Fund may be restricted from further investing in any series of NexPoint Funds I or NexPoint Funds II or exchanging between Participating Funds, as defined in this Prospectus, subject to the exceptions described below, all without prior notice to the investor. The Fund may also restrict investments and exchanges by investors that are believed to have engaged in a pattern of disruptive trading. In addition, the Fund may reject purchase orders or terminate or restrict the exchange privileges of any account associated with a broker-dealer representative, branch office, or firm that the Fund has determined to be a source or facilitator of disruptive trading, even if no disruptive trading has occurred in that particular account. Exchanges and purchases may be permitted again for restricted investors under certain circumstances in the sole discretion of NexPoint. The foregoing restrictions apply to direct investor accounts and do not apply to shares held on the books of Financial Advisors through omnibus accounts with the Fund. The restrictions applicable to omnibus accounts with Financial Advisors are discussed below.
The restrictions described above do not apply to (1) systematic withdrawals (e.g., regular periodic automatic redemptions, dividend and capital gain distributions, and systematic share class conversions); (2) systematic purchases (e.g., regular periodic automatic purchases, payroll contributions, and dividend reinvestments) where the entity maintaining the shareholder account is able to identify the transaction as a systematic withdrawal or purchase; (3) transactions by fund‑of‑funds advised by NexPoint; (4) transactions initiated by the trustee or adviser to a donor advised charitable fund; and (5) certain transactions (plan contributions, plan benefit payments, plan expenses and portfolio rebalancing) by defined benefit plans that receive asset allocation services from NexPoint. The Fund may also exclude small transactions less than an amount set from time to time under the Fund’s policies and procedures.
Omnibus Accounts with Financial Advisors. The Fund is also offered through Financial Advisors that may establish an “omnibus” account with the Fund. Because the Fund may not receive information on the trading activity of the underlying individual investors, it may be difficult or impossible for the Fund to detect or stop disruptive trading in omnibus accounts. The difficulty may be even greater if there are multiple tiers of Financial Advisors or if omnibus accounts are used to hide disruptive trading within the trading activity of a large number of underlying investors.
In deciding whether to establish an omnibus account with a Financial Advisor, the Fund will consider whether the Financial Advisor has its own disruptive trading policies and procedures (which policies and procedures may differ materially from those applied by the Fund to direct accounts). If the Financial Advisor has its own disruptive trading policies and procedures, the Fund will seek assurance from the Financial Advisor that such policies and procedures will be effectively enforced. If the Financial Advisor does not have its own disruptive trading policies and procedures, the Fund will seek to obtain the Financial Advisor’s cooperation in enforcing the Fund’s disruptive trading policies and procedures to the extent feasible. Such cooperation may include periodically providing the Fund with the trading activity of its underlying investors and, if disruptive trading is detected by the Fund, making efforts to stop it. There are a number of existing omnibus accounts with Financial Advisors that were established prior to the adoption of the foregoing policies and procedures. These Financial Advisors may not have their own disruptive trading policies and procedures and/or the Fund may not have obtained their cooperation in enforcing the Fund’s disruptive trading policies and procedures. The Fund will continue to make reasonable efforts to work with these Financial Advisors to implement the policies and procedures described above, although there is no guarantee that such efforts will be successful.
Defined Contribution Plans. Participants in certain defined contribution plans that exchange out of any Fund may be restricted from further exchanging back into that same Fund

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Shareowner Guide — How to Invest in NexPoint Funds I

for a period of at least 30 days. This restriction does not affect the participant’s ability to exchange into any investment option that has not been restricted or the participant’s ability to continue contributions into the participant’s defined contribution plan (including that same Fund). This restriction also does not apply to certain withdrawals (such as distributions, hardship withdrawals and plan loans), systematic rebalancing or loan repayments. Ask your plan administrator or visit your plan administrator’s website for more information.
Reservation of Rights to Reject Purchase or Exchange Orders. The Fund reserve the right to reject any purchase or exchange order at any time for any reason without prior notice to the investor or Financial Advisor.
Limitations on Ability to Prevent Disruptive Trading. Despite the efforts of the Fund and the Underwriter to protect the Fund from harm caused by disruptive trading, there is no guarantee that the Fund’s disruptive trading policies and procedures will be effective. As discussed above, it may be difficult or impossible for the Fund to detect or stop disruptive trading in certain omnibus accounts with Financial Advisors. Regardless of whether those Financial Advisors have their own disruptive trading policies and procedures or cooperate in enforcing the Fund’s policies and procedures to the extent feasible, there is no guarantee that they will be effective and they may differ materially from those applied by the Fund to direct accounts. In addition, investors that purposely engage in disruptive trading may employ strategies to avoid detection. Consequently, the Fund may not be able to detect or stop disruptive trading until harm to the Fund has already occurred.
Risks of Disruptive Trading. Disruptive trading, especially involving large dollar amounts, may adversely affect Fund performance and the interests of long-term investors by interfering with efficient portfolio management and the implementation of long-term investment strategies. In particular, disruptive trading may: (1) require a Fund to keep more assets in cash or other liquid holdings than it would otherwise consider appropriate, causing the Fund to miss out on gains in a rising market; (2) require a Fund to sell some of its investments sooner than it would otherwise consider appropriate in order to honor redemptions; and (3) increase brokerage commissions and other portfolio transaction expenses by causing the Fund to buy and sell securities more frequently as assets move in and out.
Fund that invest in foreign securities may be particularly susceptible to disruptive trading because of investors attempting to engage in “time-zone arbitrage,” a trading strategy that exploits the fact that the closing prices of foreign securities owned by the Fund are established some time before the Fund calculates its own share price (which typically occurs at 4:00 p.m. Eastern Time). Fund that invest significantly in high-yield securities or small‑cap equity securities may be particularly susceptible to disruptive trading because of investors attempting to engage in “liquidity arbitrage,” a trading strategy that exploits knowledge of the value of securities and the fact that they are often infrequently traded. Such disruptive trading strategies may interfere with the efficient management of a Fund’s portfolio to an even greater degree than other types of disruptive trading and may dilute the value of Fund shares held by other investors.
Financial Advisors may impose short-term trading restrictions that differ from those of the Fund. Any shareholder purchasing shares of a Fund through a Financial Advisor should check with the Financial Advisor or the Fund to determine whether the shares will be subject to a short-term trading fee.
The Fund reserves all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund’s view, is likely to engage in excessive trading or if such purchase or exchange is not in the best interests of the Fund and to limit, delay or impose other conditions on purchases or exchanges. The Fund has adopted a policy of seeking to minimize short- term trading in its shares and monitors purchase, exchange and redemption activities to assist in minimizing short-term trading.
You may redeem shares of a Fund through your Financial Advisor or its authorized designee or directly from the Fund through the Transfer Agent. If you hold your shares in an individual retirement account (“IRA”), you should consult a tax adviser concerning the current tax rules applicable to IRAs. Outlined below are various methods for redeeming shares:

Method	Instructions
By letter	You may mail a letter requesting redemption of shares to: “NexPoint Funds I – (Fund Name),” 801 Pennsylvania Ave, Kansas City, Missouri, 64105. Your letter should state the name of the Fund, the share class, the dollar amount or number of shares you are redeeming and your account number. You must sign the letter in exactly the same way the account is registered. If there is more than one owner of shares, all must sign. A Medallion signature guarantee is required for each signature on your redemption letter. You can obtain a Medallion signature guarantee from financial institutions, such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a Medallion signature guarantee. If the account is registered to a corporation, trust or other entity, additional documentation may be needed. Please call 1‑877‑665‑1287 for further details.

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NexPoint Funds I Prospectus
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Method	Instructions
By telephone or Internet	Unless you have requested that telephone redemptions from your account not be permitted, you may redeem your shares in an account (excluding an IRA) directly registered with the Transfer Agent by calling 1‑877‑665‑1287. If the Transfer Agent acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither the Transfer Agent nor the Fund will be responsible for any losses due to unauthorized telephone transactions and instead you would be responsible. You may request that proceeds from telephone redemptions be mailed to you by check (if your address has not changed in the prior 30 days) or forwarded to you by bank wire. If you would like to request that such proceeds be invested in shares of other NexPoint funds or other registered, open‑end investment companies advised by the Adviser and distributed by the Underwriters, please see “Exchange of Shares” below. Among the procedures the Transfer Agent may use are passwords or verification of personal information. The Fund may impose limitations from time to time on telephone redemptions.
Proceeds by check	The Fund will make checks payable to the name(s) in which the account is registered and normally will mail the check to the address of record within seven days.
Proceeds by bank wire	The Fund accept telephone or Internet requests for wire redemption in amounts of at least $1,000. The Fund will send a wire to either a bank designated on your new account application or on a subsequent letter in good order as described above under the instructions for redeeming shares “By letter.” The proceeds are normally wired on the next business day.
Automatic Cash Withdrawal Plan
You may automatically redeem shares on a monthly basis if you have at least $10,000 in your account and if your account is directly registered with the Transfer Agent. Call 1‑877‑665‑1287 or visit the Fund’s websites http://nexpointassetmgmt.com/resources/#forms for more information about this plan.
Involuntary Redemption
A Fund may redeem all shares in your account (other than an IRA) if their aggregate value falls below $2,500 as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing if a Fund initiates such action and allowed 30 days to increase the value of your account to at least $2,500.
Redemption Proceeds
A redemption request received by a Fund will be effected at the NAV per share next determined after the Fund receives the request in good order. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If, however, you purchased your Fund shares by check or ACH transaction, and unless you have documentation satisfactory to the Fund that your transaction has cleared, the Fund may hold proceeds for shares purchased by check or ACH until the purchase amount has been deemed collected, which is eight business days from the date of purchase for checks and five business days from the date of purchase for ACH transactions. While the Fund will delay the processing of the payment until the check clears, your shares will be valued at the NAV per share next determined after receipt by the Transfer Agent or your Financial Advisor of your redemption request in good order.
The Funds may pay your redemption proceeds wholly or partially in portfolio securities. Payments would be made in portfolio securities, which may include illiquid securities, only if the Adviser or the Trustees believes that it would be in a Fund’s best interests not to pay redemption proceeds in cash. If a Fund pays your redemption proceeds in portfolio securities, you will be exposed to market risk until you convert these portfolio securities into cash, and you will likely pay commissions upon any such conversion. If you receive illiquid securities, you could find it more difficult to sell such securities and may not be able to sell such securities at prices that reflect the Adviser’s or your assessment of their fair value or the amount paid for them by the Fund. Illiquidity may result from the absence of an established market for such securities as well as legal, contractual or other restrictions on their resale and other factors. Unless you are a tax‑exempt investor or investing through a tax‑deferred retirement plan or other tax‑advantaged arrangement, a redemption of shares is generally a taxable event, and you may realize a gain or a loss for U.S. federal income tax purposes (see “Taxation” below).
Exchange of Shares
Shareholders of a Fund may exchange their Fund shares on any business day for shares of the same share class of any series of NexPoint Funds I and NexPoint Funds II and such exchanges will be effected at the relative daily NAVs per share, plus any applicable redemption/exchange fee with respect to the exchanged shares (see “Redemption of Shares”). If you do not currently have an account in the fund into which you wish to exchange your shares, you will need to exchange enough Fund shares to satisfy such fund’s current minimum investment account requirement. Call 1‑877‑665‑1287 for the applicable prospectus, including applicable minimums, and read it carefully before investing.
Shareholders of the Fund may exchange their shares in a class of a Fund daily for shares of a different class of the same

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Shareowner Guide — How to Invest in NexPoint Funds I

Fund, provided that such shareholder is eligible to purchase shares of the requested class (a “Same-Fund Exchange”).
If the shares of the Fund or any Participating Fund that you are exchanging (the “Exchanged Shares”) are subject to a CDSC, you will not be charged that CDSC upon the exchange. However, when you sell the shares acquired through the exchange (the “Acquired Shares”), the shares sold may be subject to a CDSC, depending upon when you originally purchased the Exchanged Shares. For purposes of determining the applicability of a CDSC, the length of time you own your shares will be computed from the date of your original purchase of the Exchanged Shares (and includes the period during which the Acquired Shares were held), and the applicable CDSC will be based on the CDSC schedule of the Exchanged Shares.
Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, the Participating Funds may reject any exchange request for any reason, including if they do not think that the exchange is in the best interests of the Participating Funds and/or their shareholders. The Participating Funds may also terminate your exchange privilege if the Adviser determines that your exchange activity is likely to adversely impact its ability to manage the Participating Funds or if the Participating Funds otherwise determine that your exchange activity is contrary to their short-term trading policies and procedures.
Unless you are a tax‑exempt investor or investing through a tax‑deferred retirement plan or other tax‑advantaged arrangement, an exchange, other than a Same-Fund Exchange, is generally a taxable event, and you may realize a gain or a loss for U.S. federal income tax purposes. A Same- Fund Exchange is not expected to result in your realization of a gain or loss for U.S. federal income tax purposes. See “Taxation” below.
To exchange via the Internet, visit the Fund’s websites at http://www.nexpoint.com. To exchange by telephone, call 1‑877‑665‑1287. Please have your account number and taxpayer identification number available when calling.
Cost Basis Reporting
Upon the redemption or exchange of your shares in a Fund, the Fund or, if you purchase your shares through a Financial Advisor, your Financial Advisor, generally will be required to provide you and the Internal Revenue Service (“IRS”) with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please contact the Fund at 1‑877‑665‑1287 or consult your Financial Advisor, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Please consult your tax adviser to determine which available cost basis method is best for you.

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NexPoint Funds I Prospectus
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Net Asset Value (NAV)

The NAV per share of each class of shares of the Fund is calculated as of 4:00 p.m., Eastern Time, on each day that the NYSE is open for business, except on days on which regular trading on the NYSE is scheduled to close before 4:00 p.m., when the Fund calculates NAV as of the scheduled close of regular trading. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day or on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.
The NAV per share of each class of shares of a Fund is computed by dividing the value of the Fund’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the class of shares by the total number of shares of the class outstanding at the time the determination is made. The price of a particular class of a Fund’s shares for the purpose of purchase and redemption orders will be based upon the calculation of NAV per share of the Fund next made after the purchase or redemption order is received in good order. The value of a Fund’s portfolio assets may change on days the Fund is closed and on which you are not able to purchase or sell your shares.
Pursuant to Rule 2a‑5 under the 1940 Act, the Board has designated the Adviser as the Fund’s valuation designee to perform the fair valuation determination for securities and other assets held by the Fund. The Adviser, acting through its “Valuation Committee,” is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of the Adviser and certain of the Adviser’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is subject to Board oversight and certain reporting and other requirements intended to provide the Board the information it needs to oversee the Adviser’s fair value determinations.
The Fund’s portfolio securities are valued in accordance with valuation policies and procedures established by the Adviser and approved by the Board. The value of the Fund’s investments is generally determined as follows:

•	Portfolio securities for which market quotations are readily available are valued at their current market value.

•
Foreign securities listed on foreign exchanges are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when a Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or redeem shares of a Fund.

•
Investments by a Fund in any other mutual fund are valued at their respective NAVs as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

•
All other portfolio securities, including derivatives and cases where market quotations are not readily available are valued at fair value as determined in good faith by the Adviser as valuation designee pursuant to procedures approved by the Board. Rule 2a‑5 states that a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that a Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market quotations may also be not “readily available” if a significant event occurs that causes the Adviser to believe that the market price of a security no longer represents the security’s current value at the time of a Fund’s NAV calculation. In determining the fair value price of a security, NexPoint may use a number of other methodologies, including those based on discounted cash flows, multiples, recovery rates, yield to maturity or discounts to public comparables.

•
Fair value pricing involves judgments that are inherently subjective and inexact; as a result, there can be no assurance that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.

Dividends and Other Distributions

The Fund declares and pays dividends of its net investment income and any net realized capital gains according to the schedule below. Unless you instruct a Fund to pay dividends of net investment income and dividends of net realized capital gains to you in a check mailed to you, they will automatically be reinvested in your account. There are no fees or charges to reinvest dividends or other distributions. Dividends are generally taxable to you in the manner described below even if they are reinvested in additional shares of the Fund.
The Fund are generally subject to a 4% excise tax on net investment income and net realized capital gains that are not

41

Dividends and Other Distributions

distributed on a calendar-year basis. To avoid this tax or Fund-level U.S. federal income taxes, the Fund may pay dividends of net investment income and net realized capital gains more frequently than shown in the schedule below. See “Taxation” below.

Fund	Distribution Schedule
Credit Catalyst Fund	• Dividends of investment income are typically declared and paid quarterly.
• Dividends of short-term and long-term capital gains, if any, are typically declared and paid quarterly.
Taxation

The following discussion is a summary of some of the important U.S. federal income tax considerations generally applicable to an investment in a Fund. Your investment may have other tax implications. The discussion reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authorities, as of the date of this Prospectus. These authorities may be changed, possibly with retroactive effect, or subject to new legislation or administrative or judicial interpretations. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax law concerns affecting the Fund and its shareholders, or to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders, such as foreign persons, that may qualify for special treatment under U.S. federal income tax laws. The discussion set forth herein does not constitute tax advice.
Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you in light of your particular circumstances. For more information, including for a summary of certain tax consequences to foreign investors of investing in a Fund, please see “Income Tax Considerations” in the SAI.
Taxation of the Fund
The Fund has elected to be treated and intends to qualify annually for treatment as a RIC under Subchapter M of the Code, including by complying with the applicable qualifying income and diversification requirements. If a Fund so qualifies and satisfies certain distribution requirements, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders in a timely manner in the form of dividends, including capital gain dividends (as defined below). As described in “Dividends and Other Distributions” above, the Fund intends to distribute at least annually all or substantially all of its net investment income and net realized capital gains. A Fund will be subject to a Fund-level income tax at regular corporate income tax rates on any taxable income or gains that it does not distribute to its shareholders.
Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement will be subject to a nondeductible 4% U.S. federal excise tax at the Fund level. To avoid the tax, a Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one‑ year period ending on October 31 of the calendar year, and (iii) any undistributed amounts described in (i) and (ii) above from the prior year on which the Fund paid no U.S. federal income tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% U.S. federal excise tax, there can be no assurance that sufficient amounts of a Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, a Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.
Additionally, if for any taxable year a Fund were not to qualify as a RIC, and were ineligible to or otherwise did not cure such failure, all of its taxable income and gain would be subject to a Fund-level tax at regular corporate income tax rates without any deduction for distributions to shareholders. This treatment would reduce the Fund’s net income available for investment or distribution to its shareholders. In addition, all distributions from earnings and profits, including any net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions might be eligible for the dividends-received deduction in the case of corporate shareholders or to be treated as “qualified dividend income” in the case of individual shareholders. The Fund also could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.
The tax rules applicable to certain derivative instruments in which a Fund may invest are uncertain under current law, including the provisions applicable to RICs under Subchapter M of the Code. For instance, the timing and character of income or gains arising from certain derivatives can be uncertain, including for purposes of the RIC qualification requirements under Subchapter M. Accordingly, while the Fund intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to one or more of these rules (which determination or guidance could be retroactive)

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NexPoint Funds I Prospectus
July 2, 2025

may adversely affect a Fund’s ability to meet one or more of the relevant requirements to maintain its qualification as a RIC, as well as to avoid Fund-level taxes.
Certain of a Fund’s investment practices, including entering into futures, options and other derivative transactions, short sales, and its hedging activities, generally, as well as a Fund’s investments in certain types of securities, including certain preferred stock, debt obligations issued or purchased at a discount and foreign debt securities may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain or “qualified dividend income” into higher taxed short-term capital gain or ordinary income; (iii) accelerate the recognition of income; (iv) convert short-term losses into long-term losses; (v) cause the Fund to recognize income or gain without a corresponding receipt of cash; (vi) adversely affect the time as to when a purchase or sale of stock or other securities is deemed to occur; (vii) cause adjustments in the holding periods of the Fund’s securities; or (viii) otherwise adversely alter the characterization of certain complex financial transactions. These U.S. federal income tax provisions could therefore affect the amount, timing and/or character of distributions to Fund shareholders. The Fund intends to monitor its transactions, may make certain tax elections, and may be required to, among other things, dispose of securities (including at a time when it is not advantageous to do so) to mitigate the effect of these provisions, prevent the Fund’s disqualification as a RIC, or avoid incurring Fund-level U.S. federal income and/or excise tax.
Investments in below investment grade loans and other debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent a Fund should recognize market discount on a distressed debt obligation, when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund as necessary, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and that it does not become subject to Fund-level U.S. federal income and/or excise taxes.
Special tax rules may change the treatment of gains and losses recognized by a Fund when the Fund invests in certain foreign debt securities or engages in certain foreign currency transactions. The application of these special rules may also affect the timing, amount or character of distributions made by a Fund. Interest and other income, as well as gain or proceeds received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between the U.S. and other countries may reduce or eliminate such taxes. Foreign withholding and other taxes paid by a Fund will reduce the return from the Fund’s investments. Under some circumstances, a Fund may be eligible to make a special election that generally will require you to include in income your share of any foreign income taxes paid by the Fund or by certain underlying investment companies in which the Fund invests. You may be able either to deduct this amount from your income or claim it as a foreign tax credit. There is no assurance that a Fund will make this special election for a taxable year even if it is eligible to do so.
Dividends paid to you by a Fund from net capital gain realized by the Fund (that is, the excess of any net long-term capital gain over net short-term capital loss, in each case with reference to any loss carryforwards) that the Fund properly reports as capital gain dividends (“capital gain dividends”) generally are treated as long-term capital gain includible in net capital gain and taxable to individuals at reduced rates, regardless of how long you have held your shares. Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gains, provided holding periods and other requirements are met at both the shareholder and Fund level. All other dividends paid to you by a Fund (including dividends from short-term capital gain (that is, the excess of any net short- term capital gain over any net long-term capital loss)) from its current or accumulated earnings and profits generally are taxable to you as ordinary income.
A 3.8% Medicare contribution tax is imposed on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends, and net gains recognized on the taxable sale, redemption or exchange of shares of a Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.
To the extent that the amount of a Fund’s total distributions exceed the Fund’s current and accumulated earnings and profits for a taxable year, the excess will generally be treated as a tax-free return of capital up to the amount of your tax basis in the shares. The amount treated as a tax‑free return of capital will reduce your tax basis in the shares, thereby increasing the amount of gain or reducing the amount of loss on a subsequent sale of the shares. Any amounts distributed to you in excess of your tax basis in the shares will be taxable to you as capital gain (assuming the shares are held as a capital asset). Any such capital gain will be long-term capital

43

Taxation

gain includible in net capital gain if you have held the applicable Fund shares for more than one year.
Dividends and other taxable distributions are taxable to you as described herein, whether you receive them in cash or reinvest them in additional shares. Dividends and other distributions paid by a Fund generally are treated as received by you at the time the dividend or distribution is made. If, however, a Fund pays you a dividend in January that was declared in the previous October, November or December and you were a shareholder of record on a specified record date in one of those months, then such dividend will be treated for tax purposes as having been paid by the Fund and received by you on December 31 of the year in which the dividend was declared.
The price of shares purchased at any time may reflect the amount of a forthcoming dividend or other distribution. If you purchase shares just prior to a dividend, you may receive a distribution that is taxable to you even though it represents in part a return of your invested capital.
The Fund (or your broker or other financial intermediary through which you own your shares) will send you information after the end of each calendar year setting forth the amount and tax status of any dividends or other distributions paid to you by the Fund. Dividends and other distributions may also be subject to state, local and other taxes.
If you sell, exchange or otherwise dispose of any of your shares of a Fund (including (i) exchanging them for shares of another eligible fund (but not for shares of another class of the same Fund in a Same-Fund Exchange) as described in “Exchange of Shares” above or (ii) through a redemption) you will generally recognize a gain or loss in an amount equal to the difference between your tax basis in such shares of the Fund and the amount you receive upon disposition of such shares. If you hold your shares as capital assets, any such gain or loss will be long-term capital gain or loss if you have held (or are treated as having held) such shares for more than one year at the time of sale. All or a portion of any loss you realize on a taxable sale or exchange of your shares of a Fund will be disallowed if you acquire other shares of the same Fund (whether through the automatic reinvestment of dividends or otherwise) within a 61‑day period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.
In addition, any loss realized upon a taxable sale or exchange of Fund shares held (or deemed held) by you for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by you with respect to those shares. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.
A Fund (or, if Fund shares are purchased through a Financial Advisor, the Financial Advisor) may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to you if: (i) you fail to provide the Fund (or Financial Advisor) with your correct taxpayer identification number (in the case of an individual, generally, such individual’s social security number) or to make the required certification; or (ii) the Fund (or Financial Advisor) has been notified by the IRS that you are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.
THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE PROVISIONS OF THE CODE AND THE TREASURY REGULATIONS IN EFFECT AS THEY DIRECTLY GOVERN THE TAXATION OF THE FUND AND ITS SHAREHOLDERS. THESE PROVISIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE OR ADMINISTRATIVE ACTION, AND ANY SUCH CHANGE MAY BE RETROACTIVE. A MORE COMPLETE DISCUSSION OF THE TAX RULES APPLICABLE TO THE FUND CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS REGARDING SPECIFIC QUESTIONS AS TO U.S. FEDERAL, STATE, LOCAL AND FOREIGN INCOME OR OTHER TAXES.

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NexPoint Funds I Prospectus
July 2, 2025

Financial Highlights

This section normally details the financial performance of the fund. Because the fund had not yet commenced operations as of the date of this prospectus, there are no financial highlights to report.

45

Mailings to Shareholders

In order to reduce duplicative mail and expenses of the Fund, we may, in accordance with applicable law, send a single copy of the Fund’s Prospectus and shareholder reports to your household even if more than one family member in your household owns shares of the Fund. Additional copies of the Prospectus and shareholder reports may be obtained by calling 1‑877‑665‑1287. If you do not want us to consolidate your Fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will furnish separate mailings, in accordance with instructions, within 30 days of your request.

46

NexPoint Funds I Prospectus
July 2, 2025

Investment Adviser
NexPoint Asset Management, L.P.
300 Crescent Court, Suite 700
Dallas, Texas 75201

Transfer Agent
SS&C Technologies, Inc.
430 W. 7th Street, Suite 219424
Kansas City, Missouri 64105-1407

Custodian
BNY Mellon
240 Greenwich Street
New York, NY 10286

Distributor
NexPoint Securities, Inc.
200 Crescent Court, Suite 700
Dallas, Texas 75201

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Ave, Suite 800
Cleveland, Ohio 44115

47

801 Pennsylvania Ave
Kansas City, Missouri, 64105
http://nexpoint.com
NexPoint Funds l
You will find additional information about the Fund in the following documents:
Appendix—Intermediary Sales Charge Discounts and Waivers contains more information about specific sales charge discounts and waivers available for shareholders who purchase Fund shares through a Specified Intermediary. The Appendix is incorporated herein by reference (it is legally part of this Prospectus).
Statement of Additional Information (SAI): The SAI contains additional information about the Fund’s investment strategies and policies and is incorporated by reference and is legally considered a part of this Prospectus.
Annual/Semi-Annual Reports to Shareholders: Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders and in Form N‑CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N‑ CSR, you will find the Fund’s annual and semi-annual financial statements.
You may review and obtain information about the Fund (including the SAI and other reports) on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following e‑mail address: publicinfo@sec.gov.
You may obtain a free copy of the SAI, the Fund’s annual/semi-annual reports to shareholders, once filed, Form N‑CSR, once filed, and other information such as the Fund’s financial statements and make shareholder inquiries by contacting:
Telephone 1‑877‑665‑1287
Websites
http://nexpoint.com
Standard Mail:
NexPoint Funds
801 Pennsylvania Ave,
Kansas City,
Missouri, 64105
Overnight Mail:
NexPoint Funds
430 W 7th Street, Suite 219424
Kansas City, Missouri 64105-1407

The Trust’s Investment Company Act Registration Number: 811‑21866	NFI‑PROS‑1024

Appendix

Intermediary Sales Charge Discounts and Waivers

As described in the Prospectus, Class A Shares of the Fund, as applicable, are subject to an initial sales charge and Class C Shares are subject to a contingent deferred sales charge (“CDSC”). Class A and Class C shares purchased through certain financial intermediaries may be subject to different initial sales charges or the initial sales charge or CDSC may be waived in certain circumstances. This Appendix details some of the variations in sales charge waivers for Class A and Class C shares purchased through certain specified financial intermediaries. The term “fund family,” as used in this Appendix, refers to those registered investment companies that are advised by NexPoint Asset Management, L.P. (“NexPoint” or the “Adviser”) or its affiliates.

You should consult your financial representative for assistance in determining whether you may qualify for a particular sales charge waiver or discount.

The information in this Appendix is part of, and incorporated in, the Fund’s Prospectus.

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”):

Purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-End Sales Charge Waivers on Class A Shares available at Merrill Lynch

•

Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Shares purchased through a Merrill Lynch investment advisory program

•	Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill Lynch investment advisory program to a Merrill Lynch brokerage account

•	Shares purchased through the Merrill Lynch Edge Self-Directed platform

•	Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

•	Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill Lynch SLWD Supplement

•

Shares purchased by eligible employees of Merrill Lynch or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Lynch Household (as defined in the Merrill Lynch SLWD Supplement)

•	Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees)

•

Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for Rights of Reinstatement

CDSC Waivers on Class A and C Shares available at Merrill Lynch

•	Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22e(3))

•	Shares sold pursuant to a systematic withdrawal program subject to Merrill Lynch’s maximum systematic withdrawal limits as described in the Merrill Lynch SLWD Supplement

•	Shares sold due to return of excess contributions from an IRA account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

•

Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-End Sales Charge Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent (Class A and C Shares)

•

Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill Lynch permits to be assessed to a front-end load purchase, as described in the Merrill Lynch SLWD Supplement

•

Rights of Accumulation (ROA), as described in the Merrill Lynch SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Lynch Household

•

Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill Lynch, in accounts within your Merrill Lynch Household, as further described in the Merrill Lynch SLWD Supplement

Morgan Stanley Wealth Management

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer- sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

•	Shares purchased through a Morgan Stanley self-directed brokerage account.

•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Oppenheimer & Co. Inc. (“OPCO”):

Shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a OPCO affiliated investment advisory program

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•

Shares purchased form the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same amount, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

•

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

•	Employees and registered representatives of OPCO or its affiliates and their family members

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A, B and C Shares available at OPCO

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations

•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

•	Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus.

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Raymond James & Associates, Inc., Raymond James Financial Services, Inc., and each entity’s affiliates (“Raymond James”)

Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back- end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

•	Return of excess contributions from an IRA Account.

•

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s Prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in the Fund’s Prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

NEXPOINT FUNDS I

STATEMENT OF ADDITIONAL INFORMATION

July 2, 2025

300 Crescent Court, Suite 700

Dallas, Texas 75201

For information, call 1-877-665-1287

NEXPOINT CREDIT CATALYST

FUND

Class/Ticker: A/NEDAX, C/NEDCX, Z/NEDZX

This Statement of Additional Information (“SAI”) supplements the information contained in the Statutory Prospectus of NexPoint Funds I (“the Trust”) dated July 2, 2025 (the “Prospectus”), and should be read in conjunction with the Prospectus. The Trust is an open-end management investment company issuing shares in three separate publicly offered series, two of which are described herein. This SAI, although not a Prospectus, is incorporated in its entirety by reference into the Prospectus. Copies of the Prospectus describing each series of the Trust described above (each a “Fund” and collectively the “Funds” or “NexPoint Funds”) may be obtained without charge by calling the Trust at the telephone number listed above.

For a free copy of the Funds’ financial statements that are filed on Form N-CSR (when they become available), please call 1-877-665- 1287. Information regarding the status of shareholder accounts may be obtained by calling the Trust at the telephone number listed above or by writing the Trust at SS&C Technologies, Inc., 801 Pennsylvania Ave, Kansas City, Missouri, 64105. Terms that are defined in the Prospectus shall have the same meanings in this SAI.

THE FUNDS

NexPoint Credit Catalyst Fund (“Credit Catalyst Fund”), NexPoint Event Driven Fund (“Event Driven Fund”) and NexPoint Merger Arbitrage Fund (“Merger Arbitrage Fund”) are each non-diversified series of NexPoint Funds I (the “Trust”), an open-end management investment company organized as a Delaware statutory trust on February 28, 2006. Event Driven Fund and Merger Arbitrage Fund commenced investment operations on May 5, 2008, April 12, 2005, and January 20, 2015 (commencement of operations of Highland Merger Arbitrage Fund, L.P., whose assets and liabilities were acquired by the Merger Arbitrage Fund), respectively. Each Fund offers three classes of shares: Class A, Class C and Class Z. Event Driven Fund and Merger Arbitrage Fund are currently offered under a separate prospectus and statement of additional information. Credit Catalyst Fund has not commenced operations as of the date of this SAI.

The name of the Trust was changed from “Highland Funds I” to “Pyxis Funds I” effective January 9, 2012. The name of the Trust was changed from “Pyxis Funds I” to “Highland Funds I” effective February 8, 2013. The name of the Trust was changed from “Highland Funds I” to “NexPoint Funds I” effective September 23, 2022.

NexPoint Asset Management, L.P. (“NexPoint” or the “Adviser”) is the investment adviser to the Funds.

DESCRIPTION OF NON-PRINCIPAL INVESTMENTS AND RISK FACTORS

The principal investment objective or objectives of each Fund are not fundamental and can be changed without the approval of a majority of the outstanding voting shares of beneficial interest of that Fund. Certain investment restrictions are fundamental and cannot be changed without shareholder approval. In contrast, certain other investment restrictions, as well as the investment policies, of each Fund are not fundamental and may be changed by the Trust’s Board of Trustees (the “Board”) without shareholder approval.

There can be no assurance that any of the Funds will achieve their investment objective or objectives. Investors should not consider any one Fund alone to be a complete investment program. All of the Funds are subject to the risk of changing economic conditions, as well as the risk inherent in the ability of the portfolio manager to make changes in the composition of the Fund in anticipation of changes in economic, business and financial conditions. As with any security, a risk of loss is inherent in an investment in the shares of any of the Funds. The securities, investments, and investment practices used by each Fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline. With respect to debt securities, there exists the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument. In addition, the value of debt instruments generally rise and fall inversely with prevailing current interest rates. As described below, an investment in certain of the Funds entails special additional risks as a result of their ability to invest a substantial portion of their assets in foreign securities.

In addition to the investment strategies implemented by the portfolio managers of the Funds described in the Prospectus and herein, the portfolio managers of certain Funds may also give trading desk personnel of the Adviser general authorization to enter into a limited amount of short-term trades (purchases expected to be sold within 15 business days) in debt instruments on behalf of such Funds. Over time, it is expected that these trades will not exceed 2% of each such Fund’s assets.

Supplemental information concerning certain of the securities and other instruments in which the Funds may invest, the investment policies and strategies that the Funds may utilize and certain risks attendant to those investments, policies and strategies is provided below. The following is a combined description of investment strategies and risks for the Funds, and certain strategies and risks described below may not apply to each Fund. Unless otherwise indicated, all Funds are permitted to engage in the following investment strategies and techniques. The Funds are not obligated to pursue the following strategies or techniques and do not represent that these strategies or techniques are available now or will be available at any time in the future. A Fund will not purchase all of the following types of securities or employ all of the following strategies unless doing so is consistent with its investment objective.

In addition to the principal investments described in the Prospectus, the Adviser may also invest some of the Funds’ assets in short-term U.S. government obligations, certificates of deposit, commercial paper and other money market instruments, including repurchase agreements with respect to such obligations, to enable the Funds to make investments quickly and to serve as collateral with respect to certain of their investments. However, if the Adviser believes that a defensive position is appropriate because of expected economic or business conditions or the outlook for security prices, a greater percentage of a Fund’s assets may be invested in such obligations. A Fund may purchase securities on a when-issued or forward commitment basis, engage in securities lending activities, and invest up to 33 1/3% of its total assets in reverse repurchase agreements when aggregated with all other borrowings (other than temporary borrowings). Each Fund may also invest its assets in high yield bonds (also known as “junk bonds”) which are bonds typically rated below investment grade by one or more nationally recognized statistical ratings organizations (“NRSROs”). NRSROs generally regard high-yield debt securities as predominately speculative with respect to ability to pay interest and repay principal and riskier than higher-rated debt securities. Appendix A contains additional information concerning the characteristics of the ratings used by certain NRSROs. From time to time, in the sole discretion of the Adviser, cash balances of the Funds may be placed in a money market fund or investments may be made in shares of other investment companies, subject to the applicable limits under the Investment Company Act of 1940, as amended (the “1940 Act”).

Limited Role in Affairs of Portfolio Companies. Although the Adviser does not take an active role in the affairs of the companies in which the Funds have positions other than voting proxies with respect to the Funds’ portfolio holdings, it will be the policy of each Fund to take such steps as are necessary to protect its economic interests. If the opportunity presents itself, the Adviser reserves the option for any of its investment personnel to accept a role on the board of directors of any company, regardless of whether a Fund holds any of the company’s securities.

Financial Futures. The Funds are sponsored by the Adviser, which is registered as a “commodity pool operator” and “commodity trading adviser” under the Commodity Exchange Act (“CEA”). However, pursuant to Commodity Futures Trading Commission (the “CFTC”) Rule 4.5, the Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA; therefore, the Adviser, with respect to the Funds, is not subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion under CFTC Rule 4.5, the Funds will be limited in their ability to use certain derivative instruments regulated under the CEA (“commodity interests”), including futures, swaps and options on futures. In the event that a Fund’s investments in commodity interests exceed a certain threshold, the Adviser may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to that Fund. The Adviser’s eligibility to claim the exclusion with respect to a Fund will be based upon the level and scope of such Fund’s investment in commodity interests, the purposes of such investments and the manner in which that Fund holds out its use of commodity interests. For example, CFTC Rule 4.5 requires a fund with respect to which the sponsor is claiming the exclusion to, among other things, satisfy one of the two following trading thresholds: (i) the aggregate initial margin and premiums required to establish positions in commodity interests cannot exceed 5% of the liquidation value of the fund’s portfolio, after taking into account unrealized profits and unrealized losses; or (ii) the aggregate net notional value of commodity interests not used solely for “bona fide hedging purposes,” determined at the time the most recent position was established, cannot generally exceed 100% of the liquidation value of the fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such positions it has entered into. In the event a Fund becomes unable to rely on the exclusion in Rule 4.5 and the Adviser is required to register with the CFTC as a commodity pool operator with respect to that Fund, the Fund’s expenses may increase.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts; those position limits may in the future also apply to certain other derivatives positions a Fund may wish to take. All positions owned or controlled by the same person or entity, even if in different accounts, may in the future be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if a Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Adviser and its affiliates may be aggregated for this purpose. Therefore, it is possible that in the future the trading decisions of the Adviser may have to be modified and that positions held by a Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of a Fund.

Fixed-Income and Other Debt Securities

Fixed-income and other debt instrument securities include all bonds, high yield or “junk” bonds, municipal bonds, debentures, U.S. Government securities, mortgage-related securities, zero coupon securities and custodial receipts. The market value of fixed-income obligations of a Fund will be affected by general changes in interest rates, which will result in increases or decreases in the value of the obligations held by a Fund. The market value of the fixed-income obligations held by a Fund can be expected to vary inversely to changes in prevailing interest rates. As a result, shareholders should anticipate that the market value of the fixed-income obligations held by a Fund generally will increase when prevailing interest rates are declining and generally will decrease when prevailing interest rates are rising. Shareholders also should recognize that, in periods of declining interest rates, a Fund’s yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, a Fund’s yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing a Fund’s current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which a Fund may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

Ratings made available by NRSROs are relative and subjective and are not absolute standards of quality. Although these ratings are initial criteria for selection of portfolio investments, the Adviser also will make its own evaluation of these securities. Among the factors that will be considered are the long-term ability of the issuers to pay principal and interest and general economic trends.

Fixed-income securities may be purchased on a when-issued or delayed-delivery basis. See “When-Issued Securities and Forward Commitments” below.

Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

Medium-, Lower-Rated and Unrated Securities. Securities rated in the fourth highest category by a NRSRO, although considered investment grade, may possess speculative characteristics, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher grade bonds.

Generally, medium- or lower-rated securities and unrated securities of comparable quality, sometimes referred to as “junk bonds,” offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The yield of junk bonds will fluctuate over time.

The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium- and lower-rated securities, and unrated securities of comparable quality, generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Since the risk of default is higher for lower-rated debt securities, the Adviser’s research and credit analysis are an especially important part of managing securities of this type held by a Fund.

In addition, the market for securities in lower-rated categories is more volatile than that for higher-rated securities, and the markets in which medium- and lower-rated or unrated securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for a Fund to purchase and may also have the effect of limiting the ability of a Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for shareholders. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by a Fund may decline relatively proportionately more than a portfolio consisting of higher rated securities. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by a Fund and increasing the exposure of a Fund to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of these securities by the Fund, but the Adviser will consider this event in its determination of whether a Fund should continue to hold the securities.

The market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the ability of outside pricing services to value lower-rated debt securities and the ability to dispose of these securities.

In considering investments for a Fund, the Adviser will attempt to identify those issuers of high yielding debt securities whose financial condition is adequate to meet future obligations or has improved or is expected to improve in the future. The analysis of the Adviser focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the best interest of the Fund.

Investments in high-yield debt obligations or other debt obligations that are at risk of, or are in, default present special tax issues for a Fund investing in or holding such securities. See “Income Tax Considerations” below.

Certificates of Deposit, Bankers’ Acceptances and Time Deposits. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits maturing in more than seven days will be subject to the U.S. Securities and Exchange Commission’s (“SEC”) restrictions that limit investments in illiquid securities to no more than 15% of the value of a Fund’s net assets.

U.S. Government Securities. U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government securities, such as U.S.

Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. Government to purchase the agency’s obligations, such as securities of the Federal National Mortgage Association or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association. No assurance can be given that the U.S. Government will provide financial support in the future to U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. To the extent a Fund invests in U.S. Government securities that are not backed by the full faith and credit of the U.S. Treasury, such investments may involve a greater risk of loss of principal and interest since a Fund must look principally or solely to the issuing or guaranteeing agency or instrumentality for repayment.

Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any of its agencies, authorities or instrumentalities; and (ii) participation interests in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participation interests is limited and, therefore, may be regarded as illiquid.

U.S. Treasury Bills. U.S. Treasury Bills are issued with maturities of up to one year. Three month bills are currently offered by the Treasury on a 13-week cycle and are auctioned each week by the Treasury. Bills are issued in bearer form only and are sold only on a discount basis, and the difference between the purchase price and the maturity value (or the resale price if they are sold before maturity) constitutes the interest income for the investor.

Mortgage-Related Securities. There are several risks associated with mortgage-related securities. One is that the monthly cash inflow from the underlying loans may not be sufficient to meet the monthly payment requirements of the mortgage-related security. Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage-related security. Early returns of principal will affect the average life of the mortgage-related securities remaining in a Fund. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage-related securities. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Fund. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, a Fund’s yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

Collateralized Mortgage Obligations (“CMOs”) are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

Mortgage-related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Adviser, a Fund’s restrictions on investments in illiquid instruments will apply.

Zero Coupon Securities. Zero coupon U.S. Government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. Government securities that make regular payments of interest. A Fund accrues income on these investments for tax and accounting purposes, which must be distributed to shareholders in order to avoid taxation. Because no cash is received at the time of accrual, a Fund may be required to liquidate other portfolio securities (including when it is not advantageous to do so) to satisfy a Fund’s distribution obligations (see “Income Tax Considerations” below), in which case a Fund will forego the purchase of additional income producing assets. Zero coupon securities include Separately Traded Registered Interest and Principal Securities (“STRIPS”). STRIPS are securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. They also include Coupons Under Book Entry Safekeeping (“CUBES”), which are component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Custodial Receipts. Custodial receipts or certificates include Certificates of Accrual on Treasury Securities (“CATS”), Treasury Investment Growth Receipts (“TIGRs”) and Financial Corporation certificates (“FICO Strips”). CATS, TIGRs and FICO Strips are securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. Government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government securities, described above. Although typically under the terms of a custodial receipt a Fund is authorized to assert its rights directly against the issuer of the underlying obligation, a Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, if the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if a Fund had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying security has been deposited were determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

Loans and Other Direct Debt Instruments. These are instruments in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables) or to other parties. Direct debt instruments purchased by a Fund may have a maturity of any number of days or years, may be secured or unsecured, and may be of any credit quality. Direct debt instruments involve the risk of loss in the case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to a Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments also may include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand at a time when a Fund would not have otherwise done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

These instruments will be considered illiquid securities and so will be limited in accordance with a Fund’s restrictions on illiquid securities.

Because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, a Fund may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, a Fund may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Fund to do so. Alternatively, a Fund may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Fund may have less information about such issuers than other investors who transact in such assets.

Leveraged Loans. Leveraged loans are subject to the same risks typically associated with debt securities. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also especially subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate.

Illiquid Securities

Illiquid securities are securities that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as “private placements” or “restricted securities” and are purchased directly from the issuer or in the secondary market. Investment companies do not typically hold a significant amount of these restricted securities or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them, which would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities. A Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of the market value of such Fund’s net assets would be in investments that are illiquid or otherwise not readily marketable.

The Trust has implemented a written liquidity risk management program (the “LRM Program”) and related procedures to manage the liquidity risk of a Fund in accordance with Rule 22e-4 under the 1940 Act (“Rule 22e- 4”). Rule 22e-4 defines “liquidity risk” as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Board has designated the Adviser to serve as the administrator of the LRM Program and the related procedures. As a part of the LRM Program, the Adviser is responsible for identifying illiquid investments and categorizing the relative liquidity of a Fund’s investments in accordance with Rule 22e-4. Under the LRM Program, the Adviser assesses, manages, and periodically reviews a Fund’s liquidity risk, and is responsible to make periodic reports to the Board and the SEC regarding the liquidity of a Fund’s investments, and to notify the Board and the SEC of certain liquidity events specified in Rule 22e-4. The liquidity of a Fund’s portfolio investments is determined based on a number of factors, including but not limited to, relevant market, trading and investment-specific considerations under the LRM Program.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment.

The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

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Rule 144A Securities. The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act on resales of certain securities to qualified institutional buyers. The Adviser will monitor the liquidity of Rule 144A securities in a Fund’s portfolio under the oversight of the Board. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers wishing to purchase or sell the security; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

A Fund may purchase securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under Rule 144A or under an exemption from such laws. Provided that a dealer or institutional trading market in such securities exists, these restricted securities or Rule 144A securities are treated as exempt from the Fund’s limit on illiquid securities. The Board, with advice and information from the Adviser will determine the liquidity of restricted securities or Rule 144A securities by looking at factors such as trading activity and the availability of reliable price information and, through reports from the Adviser, the Board will monitor trading activity in restricted securities. If institutional trading in restricted securities or Rule 144A securities were to decline, a Fund’s illiquidity could increase and the Fund could be adversely affected.

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Section 4(a)(2) Commercial Paper. A Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the 1933 Act. Section 4(a)(2) commercial paper is restricted as to disposition under federal securities laws and is generally sold to institutional investors who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(a)(2) commercial paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) commercial paper, thus providing liquidity. The Adviser believes that Section 4(a)(2) commercial paper and possibly certain other restricted securities that meet the criteria for liquidity established by the Board are quite liquid. The Funds intend therefore, to treat the restricted securities which meet the criteria for liquidity established by the Board, including Section 4(a)(2) commercial paper, as determined by the Adviser as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(a)(2) commercial paper is liquid, the Funds do not intend to subject such paper to the limitation applicable to restricted securities. Each Fund will not invest more than 10% of its total assets in restricted securities (excluding Rule 144A securities).

If the Adviser determines, pursuant to the LRM Program and related procedures, that specific Section 4(a)(2) commercial paper or securities that are restricted as to resale but for which a ready market is available pursuant to an exemption provided by Rule 144A under the 1933 Act or other exemptions from the registration requirements of the 1933 Act, are liquid, they will not be subject to a Fund’s limitation on investments in illiquid securities.

Borrowing and Lending

Borrowing. Each Fund may borrow money from banks (including their custodian bank) or from other lenders to the extent permitted under applicable law. The 1940 Act requires a Fund maintain asset coverage of at least 300% for all such borrowings, and should such asset coverage at any time fall below 300%, the Fund would be required to reduce its borrowings within three days to the extent necessary to meet the requirements of the 1940 Act. No Fund will make any borrowing that would cause its outstanding borrowings to exceed one-third of the value of its total assets. To reduce its borrowings, a Fund might be required to sell securities at a time when it would be disadvantageous to do so. In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, the Fund may have less net investment income during periods when its borrowings are substantial. The interest paid by the Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.

Securities Loans. Each Fund may seek additional income by making secured loans of its portfolio securities through its custodian, Bank of New York Mellon (“BNY Mellon”). Such loans will be in an amount not greater than one-third of the value of the Fund’s total assets. BNY Mellon will charge a Fund fees based on a percentage of the securities lending income. The Funds will receive collateral consisting of cash (U.S. and foreign currency), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable bank letters of credit or such other collateral as may be agreed on by the parties to a securities lending arrangement, initially with a value of 102% or 105% of the market value of the loaned securities and thereafter maintained at a value of 100% of the market value of the loaned securities. If the collateral consists of non-cash collateral, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, BNY Mellon will reinvest the cash. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund will recall the loaned securities upon reasonable notice in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund also may call such loans in order to sell the securities involved.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. A Fund also bears the risk that the value of investments made with collateral may decline. Although a Fund has the right to call loans at any time on reasonable notice and will do so if holders of a loaned security are asked to vote upon or consent to material matters, the Fund bears the risk of delay in the return of the security, impairing the Fund’s ability to vote on such matters.

Securities lending also exposes a Fund to counterparty risk, as the borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. There can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. If the counterparty defaults, the Fund will have contractual remedies, but the Fund may be unable to enforce its contractual rights.

Derivatives

Each Fund may invest in various derivatives instruments. Generally, derivatives contracts are financial instruments, the value of which is based on, or “derived” from, underlying securities, commodities, currencies, indices, or other assets or instruments, including other derivatives. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. The most common types of derivative contracts are swaps, futures and options, and the major asset classes include interest rates, equities, commodities and foreign exchange. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument’s price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances lead to significant losses.

The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, on October 28, 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4” or the “Derivatives Rule”). Funds were required to implement and comply with Rule18f-4 by August 19, 2022. Rule 18f-4 eliminates the asset segregation framework formerly used by funds to comply with Section 18 of the 1940 Act, as amended.

The Derivatives Rule mandates that a fund adopt and/or implement: (i) value-at-risk limitations (“VaR”); (ii) a written derivatives risk management program; (iii) new Board oversight responsibilities; and (iv) new reporting and recordkeeping requirements.

The Derivatives Rule also provides special treatment for reverse repurchase agreements, similar financing transactions and unfunded commitment agreements. Specifically, a fund may elect whether to treat reverse repurchase agreements and similar financing transactions as “derivatives transactions” subject to the requirements of the Derivatives Rule or as senior securities equivalent to bank borrowings for purposes of Section 18 of the 1940 Act. Repurchase agreements are not subject to the Derivatives Rule, but are still subject to other provisions of the 1940 Act. In addition, when-issued or forward settling securities transactions that physically settle within 35-days are deemed not to involve a senior security.

Additional legislation may be enacted subsequent to the date of this Prospectus that could negatively affect the assets of a Fund. Legislation or regulation may change the way in which the Fund itself is regulated. The Adviser cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s performance or ability to achieve its investment objectives.

In addition, regulations adopted by the prudential regulators that took effect with regards to most funds in 2019 require certain banks to include in a range of financial contracts, including derivative and short-term funding transactions, terms delaying or restricting a counterparty’s default, termination and other rights in the event that the bank and/or its affiliates become subject to certain types of resolution or insolvency proceedings. The regulations could limit a Fund’s ability to exercise a range of cross-default rights if its counterparty, or an affiliate of the counterparty, is subject to bankruptcy or similar proceedings. Such regulations could further negatively impact a Fund’s use of derivatives.

Options. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price.

The Funds may write (sell) covered call and put options (“covered options”) on stocks, securities, futures contracts, non-physical commodities, indices and foreign currencies in an attempt to increase income. When a Fund writes a covered call option, it gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the price specified in the option (the “exercise price”) by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, a Fund foregoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When a Fund writes a covered put option, it gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the

Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.

A Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a “closing purchase transaction.” With respect to writing covered options, the Fund will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund may make a “closing sale transaction” which involves liquidating the Fund’s position by selling the option previously purchased. Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

A Fund may purchase call and put options on any securities in which it may invest. A Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have an economic gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have an economic loss if the value of the securities remained at or below the exercise price during the option period.

A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund’s portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of a Fund’s portfolio securities. Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own. Upon exercise, the Fund would ordinarily realize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would realize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

Options on Securities Indices. A Fund may purchase and write put and call options on securities indices listed on domestic and on foreign exchanges. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted.

Because options on securities indices require settlement in cash, the Adviser may be forced to liquidate portfolio securities to meet settlement obligations.

Options on Foreign Currencies. A Fund may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in such rates.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options. A Fund’s ability to terminate over-the-counter options (“OTC Options”) will be more limited than the exchange-traded options. It is also possible that broker-dealers participating in OTC Options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Funds will treat purchased OTC Options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

Forward Currency Contracts and Currency Hedging Transactions. Because, when investing in foreign securities, a Fund buys and sells securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund from time to time may enter into forward currency transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward currency contracts to purchase or sell foreign currencies.

A forward currency contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward currency contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward currency contracts eliminate fluctuations in the prices of the Fund’s securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

A Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward currency contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

Some of these contracts may be regulated by the CFTC and prudential regulators, and therefore a Fund’s ability to utilize forward currency contracts may be impacted. Forward currency contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of forward currency contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on the Fund’s foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

The matching of the increase in value of a forward currency contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into forward currency contracts at attractive prices and this will limit the Fund’s ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Fund’s use of cross-hedges, there can be no assurance that historical correlations between the movements of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund’s cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund’s assets that are the subject of such cross-hedges are denominated.

Futures Contracts and Related Options. To the extent consistent with applicable law, each Fund may invest in futures contracts on, among other things, individual equity securities, securities indices, interest rates, currencies, non-physical commodities and inflation indices. The sale of a futures contract creates an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. At the time a futures contract is purchased or sold, a Fund must allocate cash or securities as a deposit payment (“initial margin”). It is expected that the initial margin that the Fund will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment. Certain futures contracts are physically settled (i.e., involve the making and taking of delivery of a specified amount of an underlying security or other asset). Some futures contracts, however, are cash settled, which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract.

Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Futures contracts and related options involve costs and may result in losses in excess of the amount invested in the futures contract or related option. If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the instrument underlying the futures contract, such as when a futures contract on one security or commodity is used to hedge a different security or commodity or when a futures contract in one currency is used to hedge a security denominated in another currency. In the event of an imperfect correlation between a futures position and the portfolio position (or anticipated position) intended to be protected, the Fund may realize a loss on the futures contract and/or on the portfolio position intended to be protected. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater amount than the hedged investments if the volatility of the price of the hedged investments is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged investments is historically less than that of the futures contract.

The Fund’s ability to engage in the futures and options on futures strategies depends on the liquidity of the markets in those instruments. Trading interest in various types of futures and options on futures cannot be predicted. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively. In addition, there can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or option on a futures contract position, and that Fund would remain obligated to meet margin requirements until the position is closed. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day.

A Fund that purchases or sells a futures contract is only required to deposit initial and variation margin as required by relevant regulations and the rules of the contract market. Because the purchase of a futures contract obligates the Fund to purchase the underlying security or other instrument at a set price on a future date, the Fund’s net asset value will fluctuate with the value of the security or other instrument as if it were already in the Fund’s portfolio. Futures transactions have the effect of investment leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract. If a Fund combines short and long positions, in addition to possible declines in the values of its investment securities, the Fund will incur losses if the index underlying the long futures position underperforms the index underlying the short futures position.

Merger Arbitrage

Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the simplest form of merger-arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition. The size of this discount, known as the arbitrage “spread,” may represent the Fund’s potential profit on such an investment. The size of this spread is dependent on a large number of factors, including the status of the negotiations between the two companies (for example, spreads typically narrow as the parties advance from an agreement in principle to a definitive agreement), the complexity of the transaction, the number of regulatory approvals required, the likelihood of government intervention on antitrust or other grounds, the type of consideration to be received and the possibility of competing offers for the target company. The expected gain on an individual arbitrage investment is normally considerably smaller than the possible loss should the transaction be unexpectedly terminated.

Mark-to-market losses on merger-arbitrage positions can occur intra-month even if a particular deal is not breaking-up and such losses may or may not be recouped upon successful consummation of such deal. Further, the consummation of mergers, tender offers and exchange offers can be prevented or delayed by a variety of factors, including: (i) regulatory and antitrust restrictions; (ii) political motivations; (iii) industry weakness; (iv) stock specific events; (v) failed financings; and (vi) general market declines. The success of merger-arbitrage strategies also depends on the overall volume of merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions. This may be due to, among other things, a number of merger-arbitrage advisers and other investors investing in a limited number of potential deals. Also, when market interest rates are relatively low, the spreads on merger-arbitrage positions may be relatively small (i.e., narrow).

Other Investment Policies

Swap Agreements. To help enhance the value of their portfolio or manage their exposure to different types of investments, the Funds may enter into credit default swap agreements, interest rate, currency and mortgage swap agreements and may purchase and sell interest rate “caps,” “floors” and “collars.”

In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) on different currencies, securities, baskets of currencies or securities, indices or other instruments, which returns are calculated with respect to a “notional value,” (i.e., the designated reference amount of exposure to the underlying instruments). The Funds intend to enter into swaps primarily on a net basis, i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to a swap contract entered into on net basis defaults, the Fund’s risk of loss will consist of the net amount of payments that the Fund is contractually entitled to receive. The Funds will not enter into swap agreements unless the claims-paying ability of the other party thereto is considered to be an acceptable credit risk to such Fund by the Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swap instruments are not exchange-listed securities and may be traded only in the over-the-counter market.

In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the “notional principal amount”) in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that notional principal amount is tied to a reference pool of mortgages. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

Investments in swaps involve the exchange by a Fund with another party of their respective commitments. Use of swaps subjects a Fund to risk of default by the counterparty. If there is a default by the counterparty to such a transaction, there may be contractual remedies pursuant to the agreements related to the transaction although contractual remedies may not be sufficient in the event the counterparty is insolvent. However, the swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. Swap agreements are sophisticated financial instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Swaps may involve leverage and can be highly volatile and may have a considerable impact on a Fund’s performance, as the potential gain or loss on any swap transaction is not necessarily subject to any fixed limit. All swap agreements are considered as illiquid securities and, therefore, will be limited, along with all of the Fund’s other illiquid securities, to 15% of the Fund’s net assets.

The Funds may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event.

Credit default swap agreements are subject to greater risk than direct investment in the reference obligation. Like all swap agreements, credit default swaps are subject to liquidity, credit and counterparty risks. A buyer in a credit default swap contract will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. In addition, collateral posting requirements are individually negotiated and there is no regulatory requirement that a counterparty post collateral to secure its obligations under a credit default swap. Furthermore, there is no requirement that a party be informed in advance when a credit default swap agreement is sold. Accordingly, a Fund may have difficulty identifying the party responsible for payment of its claims. The notional value of credit default swaps with respect to a particular investment is often larger than the total par value of such investment outstanding and, in event of a default, there may be difficulties in making the required deliveries of the reference investments, possibly delaying payments.

The market for credit default swaps has become more volatile recently as the creditworthiness of certain counterparties has been questioned and/or downgraded. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that a Fund may not receive adequate collateral. A Fund generally may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses. If a Fund uses credit default swaps to leverage its portfolio, it will be exposed to additional risks, including the risk that the Fund’s use of leverage will magnify the effect of any losses the Fund incurs since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

When-Issued Securities and Forward Commitments. Each Fund may enter into forward commitments for the purchase or sale of interests in Senior Loans and other portfolio securities, including on a “when-issued” or “delayed delivery” basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While a Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. Securities purchased by a Fund under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date.

Purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in a Fund’s portfolio are subject to changes in value based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the Fund will meet its obligations from then available cash flow, sale of securities reserved for payment of the commitment, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than the Fund’s payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.

Repurchase Agreements. Credit Catalyst Fund may enter into repurchase agreements without limitation as part of its investment strategies. A repurchase agreement is a purchase of, and a simultaneous commitment to resell, a financial instrument at an agreed-upon price on an agreed-upon date. When participating in repurchase agreements, a Fund buys securities from a seller (e.g., a bank or brokerage firm) with the agreement that the seller will repurchase the securities at the agreed-upon price at a later date. Repurchase agreements may also be viewed as loans made by a Fund that are collateralized by the securities subject to repurchase. Such transactions afford an opportunity for a Fund to earn a return on available liquid assets at minimal market risk, although a Fund may be subject to various delays and risks of loss if the counterparty is unable to meet its obligation to repurchase. If the counterparty to a repurchase agreement defaults on its repurchase obligation pursuant to the repurchase agreement, a Fund may lose money to the extent proceeds from the sale of collateral are less than the repurchase price. If the member bank or member firm that is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the Bankruptcy Code, the law regarding the rights of a Fund is unsettled and a Fund’s realization upon the collateral may be delayed or limited. The Adviser will evaluate the creditworthiness of the repurchase agreement counterparties with whom the Funds do business and will monitor their creditworthiness during the period of any repurchase agreement.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements with respect to securities held by the Fund that could otherwise be sold by the Fund. In a reverse repurchase agreement a Fund sells a security held by the Fund and simultaneously obtains the commitment of the purchaser (typically, a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed-upon price on an agreed-upon date. A Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Reverse repurchase agreements are considered borrowings of money by the Funds and as such would be subject to the restrictions on issuing senior securities described below under “Investment Restrictions.”

Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the proceeds of the sale received from the counterparty. An additional risk is that the market value of securities sold by a Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them.

Euro-Related Risk. The global economic crisis brought several small economies in Europe to the brink of bankruptcy and many other economies into recession and weakened the banking and financial sectors of many European countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all experienced large public budget deficits, the effects of which are still yet unknown and may slow the overall recovery of the European economies from the global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or other central banks or supranational agencies such as the International Monetary Fund. Assistance may be dependent on a country’s implementation of reforms or reaching a certain level of performance. Failure to reach those objectives or an insufficient level of assistance could result in a deep economic downturn which could significantly affect the value of a Fund’s European investments.

The Economic and Monetary Union of the European Union (“EMU”) is comprised of the European Union members that have adopted the euro currency. By adopting the euro as its currency, a member state relinquishes control of its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary policies implemented by the EMU and European Central Bank. The euro currency may not fully reflect the strengths and weaknesses of the various economies that comprise the EMU and Europe generally.

It is possible that one or more EMU member countries could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The effects of such an abandonment or a country’s forced expulsion from the euro on that country, the rest of the EMU, and global markets are impossible to predict, but are likely to be negative. The exit of any country out of the euro may have an extremely destabilizing effect on other eurozone countries and their economies and a negative effect on the global economy as a whole. Such an exit by one country may also increase the possibility that additional countries may exit the euro should they face similar financial difficulties. In addition, in the event of one or more countries’ exit from the euro, it may be difficult to value investments denominated in euros or in a replacement currency. On January 31, 2020, the United Kingdom (“UK”) left the European Union (“EU”), commonly referred to as “Brexit,” the UK ceased to be a member of the EU, and the UK and EU entered into a Trade and Cooperation Agreement. While the full impact of Brexit is unknown, Brexit has already resulted in volatility in European and global markets There remains significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict.

Emerging and Developing Markets. Credit Catalyst Fund may invest without limitation in emerging market countries. Such investments may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units.

Investing in emerging or developing market countries involves certain risks not typically associated with investing in the United States and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging and developing market countries; the fact that companies in emerging and developing market countries may be smaller, less seasoned, and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging or developing market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging and developing market countries.

Money Market Instruments. Each Fund may invest in money market instruments. Money market securities are high-quality, dollar-denominated, short-term instruments. They consist of (i) bankers’ acceptances, certificates of deposit, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

Convertible Securities. Convertible securities may offer higher income than the common stocks into which they are convertible and include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to both non-convertible debt securities and equity securities. While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer’s common stock.

Warrants and Rights. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.

Short-Term Trading. Short-term trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income of a Fund in order to take advantage of what the Adviser believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the turnover rate of the Fund and its transaction costs, and could result in higher taxes for shareholders if Fund shares are held in a taxable account.

Short Selling. Short selling (also known as shorting or going short) is a strategy in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the sale. The Fund will ordinarily have to pay a fee to borrow a security and is often obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss.

The Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale “against-the-box”). The Fund also may engage in short sales that are not

“against-the-box,” and will be subject to additional risks to the extent that it engages in short sales that are not “against-the-box.” The Fund’s loss on a short sale could be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Short sales by the Fund that are not made “against-the-box” (that is when the Fund has an offsetting long position in the asset that is selling short) involve unlimited loss potential since the market price of securities sold short may continuously increase. When the Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Short selling allows the Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. The Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet margin calls on their short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. If other short positions of the same security are closed out at the same time, a “short squeeze” can occur where demand exceeds the supply for the security sold short. A short squeeze makes it more likely that the Company will need to replace the borrowed security at an unfavorable price. See “Income Tax Considerations” below for special tax considerations associated with engaging in short sales.

Micro Cap Securities. Each Fund may invest in companies whose total market capitalization at the time of investment is generally between $30 million and $500 million, referred to as micro cap companies. Micro cap companies may not be well-known to the investing public, may not have significant institutional ownership and may have cyclical, static or only moderate growth prospects. Micro cap companies may have greater risk and volatility than large companies and may lack the management depth of larger, mature issuers. Micro cap companies may have relatively small revenues and limited product lines, markets, or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. In addition, micro cap companies may be developing or marketing new products or services for which markets are not yet established and may never become established. As a result, the prices of their securities may fluctuate more than those of larger issuers.

Securities of Other Investment Companies. Such investments are subject to limitations prescribed by the 1940 Act unless an SEC exemption is applicable or as may be permitted by rules under the 1940 Act or SEC staff interpretations thereof. The 1940 Act limitations currently provide, in part, that the Funds may not purchase shares of an investment company if (a) such a purchase would cause a Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company; (b) such a purchase would cause a Fund to have more than 5% of its total assets invested in the investment company; or (c) more than 10% of a Fund’s total assets would be invested in the aggregate in all investment companies. A Fund may invest in excess of the foregoing limitations in an exchange traded fund (“ETF”) that is not part of the same group of investment companies (e.g., an unaffiliated ETF) if the ETF has obtained exemptive relief from the SEC and both the ETF and the Fund adhere to the conditions in the exemptive relief.

The Funds may invest in investment companies that are advised by the Adviser or its affiliates, including ETFs, to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Funds’ purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.

Privately-Placed Securities. Each Fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Investing in such unlisted securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund, or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

Initial Public Offerings (“IPOs”). Each Fund may invest in IPOs. An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transactions costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Funds’ investments in IPO shares may include the securities of “unseasoned” companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited products.

Operating Deficits. The expenses of operating a Fund (including the fees payable to the Adviser) may exceed its income, thereby requiring that the difference be paid out of the Fund’s capital, reducing the Fund’s investments and potential for profitability.

Accuracy of Public Information. The Adviser selects investments for each Fund, in part, on the basis of information and data filed by issuers with various government regulators or made directly available to the Adviser by the issuers or through sources other than the issuers. Although the Adviser evaluates all such information and data and ordinarily seeks independent corroboration when the Adviser considers it appropriate and when such corroboration is reasonably available, the Adviser is not in a position to confirm the completeness, genuineness or accuracy of such information and data.

Trading Limitations. For all securities listed on a securities exchange, including options listed on a public exchange, the exchange generally has the right to suspend or limit trading under certain circumstances. Such suspensions or limits could render certain strategies difficult to complete or continue and subject the Funds to loss. Also, such a suspension could render it impossible for the Adviser to liquidate positions and thereby expose the Funds to potential losses. Finally, to the extent that advisory personnel of the Adviser acquire material non-public information in the course of service on the board of directors or creditor’s committee of a company, the Funds may be prevented from buying or selling securities of that company.

Risks of Interest Only Mortgage-Backed Securities. “Interest only” mortgage-backed securities present a heightened risk of total loss of investment.

Risks of Inverse Floaters. As interest rates rise, inverse floaters produce less current income. A change in prevailing interest rates will often result in a greater change in the interest rate paid by an inverse floater. As a result, inverse floaters may have a greater degree of volatility than other types of interest-bearing securities of similar credit quality.

Equity. To the extent a Fund invests in equity securities, the Adviser expects such Fund’s investments will generally be in common stock of companies of varying sizes. The Adviser believes preferred stock and convertible securities (e.g. debt securities convertible into, or exchangeable for common or preferred stock) of selected companies offer opportunities for capital appreciation as well as periodic income and may invest a portion of a Fund’s assets in such securities. The Adviser will not rely on any specific rating criteria when deciding whether to invest a Fund’s assets in convertible securities. In addition to common stock, other securities with equity characteristics include depositary receipts and warrants.

PORTFOLIO TURNOVER

The frequency and amount of portfolio purchases and sales (known as the “turnover rate”) will vary from year to year. The portfolio turnover rate may vary greatly from year to year and will not be a limiting factor when the Adviser deems portfolio changes appropriate. Although the Funds generally do not intend to trade for short-term profits, the securities held by a Fund will be sold whenever the Adviser believes it is appropriate to do so, without regard to the length of time a particular security may have been held. Higher portfolio turnover involves correspondingly greater transaction costs, including any brokerage commissions that a Fund will bear directly, and can cause the Fund to recognize more short-term capital gains (which are taxable to shareholders at higher rates than long-term capital gains). Each Fund may engage in active trading to achieve its investment goals and, as a result, may have substantial portfolio turnover. A 100% turnover rate would occur if all of a Fund’s portfolio securities were replaced once within a one-year period.

INVESTMENT RESTRICTIONS

The fundamental investment restrictions below may be changed only with the approval of a “vote of a majority of the outstanding voting securities” of the Fund. A “vote of a majority of the outstanding voting securities” of a Fund means the lesser of (i) 67% or more of the shares at a meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares. Except for investment restrictions designated as fundamental in a Fund’s Prospectus or SAI, the investment policies described in the Fund’s Prospectus or SAI are not fundamental and may be changed without shareholder approval. If a percentage policy set forth in the Prospectus or one of the following percentage investment restrictions is adhered to at the time a security is purchased, later changes in a percentage will not be considered a violation of the policy or restriction unless any excess or deficiency exists immediately after and as a result of such purchase or pertains to the Fund’s limitations on borrowing and investment in illiquid securities.

Fundamental Investment Restrictions. The following investment restrictions are fundamental policies and, as such, may not be changed without the approval of a “vote of a majority of the outstanding voting securities”. The Credit Catalyst Fund (in this section, the “Fund”) may not:

1.

Purchase any security that would cause the Fund to concentrate (invest 25% or more of its total assets) in securities of issuers primarily engaged in any particular industry or group of industries (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);

2.

Issue senior securities (including borrowing money, including on margin if margin securities are owned, and through entering into reverse repurchase agreements) in excess of 33 1/3% of the Fund’s total assets (including the amount of senior securities issued, but excluding any liabilities and indebtedness not constituting senior securities), except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, securities lending, when-issued and forward commitment transactions and similar investment strategies. The Fund’s obligations under the foregoing types of transactions and investment strategies are not treated as senior securities;

3.	Underwrite securities of other issuers, except to the extent that the Fund, in disposing of Fund securities, may be deemed an underwriter within the meaning of the 1933 Act;

4.

Purchase or sell real estate, except that the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) hold for prompt sale, real estate or interests in real estate to which it may gain an ownership interest through the forfeiture of collateral securing loans or debt securities held by it;

5.

Purchase or sell commodities or commodity contracts, but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

6.

Lend any property or make any loan if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements.

For purposes of fundamental investment restriction number 5 above, at the time of the establishment of the restriction, swap contracts on financial instruments or rates were not within the understanding of the terms

“commodities” or “commodity contracts,” and notwithstanding any federal legislation or regulatory action by the CFTC that subject such swaps to regulation by the CFTC, the Fund will not consider such instruments to be commodities or commodity contracts for purposes of this restriction.

Non-Fundamental Investment Restrictions. The Credit Catalyst Fund (in this section, the “Fund”) is also subject to the following non-fundamental investment restrictions and policies that may be changed by the Board without shareholder approval. The Fund may not:

1.	Enter into repurchase agreements if, as a result thereof, more than 33 1/3% of the Fund’s total assets would be invested in repurchase agreements;

2.

Acquire any illiquid securities, such as repurchase agreements with more than seven calendar days to maturity or fixed time deposits with a duration of over seven calendar days, if, as a result thereof, more than 15% of the market value of the Fund’s net assets would be in investments that are illiquid;

3.	Borrow on margin, notwithstanding fundamental investment restriction number 2, unless such activity is permitted by applicable law;

Other Information. The following commentary is intended to help investors better understand the meaning of the Fund’s fundamental policies by briefly describing limitations, if any, imposed by the 1940 Act. References to the 1940 Act below may encompass rules, regulations or orders issued by the SEC and, to the extent deemed appropriate by the Fund, interpretations and guidance provided by the SEC staff. These descriptions are intended as brief summaries of such limitations as of the date of this SAI; they are not comprehensive and they are qualified in all cases by reference to the 1940 Act (including any rules, regulations or orders issued by the SEC and any relevant interpretations and guidance provided by the SEC staff). These descriptions are subject to change based on evolving guidance by the appropriate regulatory authority and are not part of the Fund’s fundamental policies.

The 1940 Act currently permits an open-end investment company to borrow money from a bank so long as immediately after any such borrowing the ratio that the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%. A lender to a Fund may require that the Fund pledge its assets as collateral. If a Fund were to default on a loan secured by pledged assets, the lender would be entitled to foreclose on and dispose of the pledged assets, but the lender could retain only the amount of assets (or the disposition proceeds of such assets) necessary to pay off the defaulted loan.

Under the 1940 Act, a fund may not issue senior securities or borrow in excess of 33 1/3% of the Fund’s total assets (after giving effect to any such borrowing), which amount excludes borrowing for temporary purposes and in an amount not more than 5% of the Fund’s total assets at the time the borrowing for temporary purposes is made.

The percentage limitations in the restrictions listed above apply at the time of purchases of securities and a later increase or decrease in percentage resulting from a change in value of net assets, or in any ratings, will not be deemed to result in a violation of the restriction. For purposes of investment restriction number 1 above, the Adviser will, on behalf of each Fund, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which the Fund invests. As a general matter, the Adviser relies on the industry classifications provided by the Morgan Stanley Capital International/Standard & Poor’s Global Industry Classification Standard. An industry is considered to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other sectors of the economy. The definition of what constitutes a particular industry is therefore an evolving one. Some issuers could reasonably fall within more than one industry category. To the extent that the Global Industry

Classification Standard classifications are so broad that the primary economic characteristics in a single class are materially different, each Fund may further classify issuers in accordance with industry classifications as published by the SEC or relevant SEC staff interpretations. Each Fund may change any source used for determining industry classifications without prior shareholder notice or approval.

For purposes of non-fundamental investment restriction number 2 above, illiquid securities are securities that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

For purposes of non-fundamental investment restriction number 3 above, the purchase of Senior Loans, corporate debt securities, and other investment assets with the proceeds of a permitted borrowing, as well as margin payments or other arrangements in connection with transactions in short sales, futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin.

MANAGEMENT OF THE TRUST

The Board provides broad oversight of the operations and affairs of the Funds and protects the interests of shareholders. The Board has overall responsibility to manage and control the business affairs of the Funds, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Funds’ business. The names and birthdates of the Trustees and officers of the Funds, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships or trusteeships they hold are shown below. The business address for each Trustee and officer of the Funds is c/o NexPoint Asset Management, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201.

The “NexPoint Fund Complex,” as referred to herein consists of: each series of NexPoint Funds I (“NFI”), each series of NexPoint Funds II (“NFII”), Highland Global Allocation Fund (“GAF”), Highland Opportunities and Income Fund (formerly Highland Income Fund) (“HFRO”), NexPoint Real Estate Strategies Fund (“NRESF”) and NexPoint Capital, Inc. (the “BDC”), a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.

Name, Date of Birth, Position(s) with the Trust and Length of Time Served, Term of Office[1] and Number of Portfolios in the NexPoint Fund Complex Overseen by the Trustees	Principal Occupations(s) During the Past Five Years and Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership
Independent Trustees
Dr. Bob Froehlich (4/28/1953) Trustee since December 2013; Indefinite Term 8 funds

Retired.

Director of KC Concessions, Inc. (from January 2013 to March 2025); Director of American Sports Enterprise, Inc. (since January 2013); Chairman and owner, Kane County Cougars Baseball Club (from January 2013 to March 2025); Director of The Midwest League of Professional Baseball Clubs, Inc. (from January 2013 to December 2021); Director of Kane County Cougars Foundation, Inc. (from January 2013 to March 2025); Director of Galen Robotics, Inc. (from August 2016 to September 2023); Director and Special Advisor to Vault Data, LLC (since February 2018); Director of American Association of Professional Baseball, Inc. (since February 2021); Director of National Amateur Fall Baseball Federation (since December 2023) and Executive Director of Kane County Cougars Baseball Foundation Inc. (from July 2023 to March 2025) and Director. (since 2023).

Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

Name, Date of Birth, Position(s) with the Trust and Length of Time Served, Term of Office[1] and Number of Portfolios in the NexPoint Fund Complex Overseen by the Trustees	Principal Occupations(s) During the Past Five Years and Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership
Ethan Powell (6/20/1975) Trustee since December 2013; Indefinite Term; Chairman of the Board since December 2013. 8 funds	Principal and CIO of Brookmont Capital Management, LLC (since May 2020); CEO, Chairman and Founder of Impact Shares LLC (since December 2015); Trustee/ Director of the NexPoint Fund Complex (from June 2012 until July 2013 and since December 2013); and Trustee of Strategic Trust (since August 2021).	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the NexPoint Fund Complex; significant administrative and managerial experience; significant experience on other boards of directors, including for other registered investment companies.

Trustee of Tidal Trust III (formerly Impact Shares Trust I) (since 2016).

Bryan A. Ward (2/4/1955) Trustee since inception in 2006; Indefinite Term. 8 funds

President – Private Banking, Lakeside Bank (since September 2023); Business Development Banker, CrossFirst Bank (from January 2023 to April 2023) (President-Dallas from October 2020 until January 2023 and Senior Advisor from April 2019 until October 2022); and Private Investor, BW Consulting, LLC (since 2014); and Anderson Consulting/Accenture (from 1991 to 2013).

Director of Equity Metrix, LLC

Significant experience on this and/or other boards of directors/trustees, Audit Committee Chair; significant managerial and executive experience; significant experience as a management consultant.

Dorri McWhorter (6/30/1973) Trustee since May 2022; Indefinite Term. 8 funds

President & CEO of the Executives’ Club of Chicago (since June 2025); President & CEO, YMCA of Metropolitan Chicago (from 2021 to 2025); Chief Executive Officer, YWCA Metropolitan Chicago (from 2013 to 2021).

Board Director of William Blair Funds (since 2019); Board Director of Skyway Concession Company, LLC (since 2018); Board Director of Illinois CPA Society (from 2017 to 2022); Board Director of Lifeway Foods, Inc. (since 2020); Board Director of Green Thumb Industries, Inc. (February 2022 to October 2022); Member of Financial Accounting Standards Advisory Council (since 2021); and Board Director of LanzaTech Global, Inc. (since 2023).

Significant managerial and executive experience, including experience as president and chief executive officer; significant background and experience in financial accounting; significant experience on other boards of directors, including for other registered investment companies.

Name, Date of Birth, Position(s) with the Trust and Length of Time Served, Term of Office[1] and Number of Portfolios in the NexPoint Fund Complex Overseen by the Trustees	Principal Occupations(s) During the Past Five Years and Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership
Interested Trustee
John Honis[2] (6/16/1958) Trustee since July 2013; Indefinite Term 8 funds	President of Rand Advisors, LLC (from August 2013 to August 2022); CEO of Valience Group, LLC (since July 2021) and Consultant of Rand Advisors, LLC (since August 2022).	Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on other boards of directors.

Name, Date of Birth, Position(s) held with the Trust and Length of Time Served, Term of Office	Principal Occupations(s) During the Past Five Years
OFFICERS
Dustin Norris (1/6/1984) Executive Vice President since April 2019; Indefinite Term	Head of Distribution and Chief Product Strategist at NexPoint since March 2019; President of NexPoint Securities, Inc. since April 2018; Head of Distribution at NexPoint from November 2017 until March 2019; Chief Product Strategist at NexPoint from September 2015 to March 2019; Officer of the Fund Complex since November 2012.

Frank Waterhouse (4/14/1971) Treasurer since May 2015; Principal Accounting Officer since October 2017; Principal Executive Officer and Principal Financial Officer since April 2021; Indefinite Term	Chief Financial Officer of Skyview Group since February 2021; Chief Financial Officer and Partner of Highland Capital Management, L.P. (“HCMLP”) from December 2011 and March 2015, respectively, to February 2021; Treasurer of the Fund Complex since May 2015; Principal Financial Officer October 2017 to February 2021; Principal Executive Officer February 2018 to February 2021.

Will Mabry (7/2/1986) Assistant Treasurer since April 2021; Indefinite Term	Director, Fund Analysis of Skyview Group since February 2021. Prior to his current role at Skyview Group, Mr. Mabry served as Senior Manager – Fund Analysis, Manager – Fund Analysis, and Senior Fund Analyst for HCMLP.

Stephanie Vitiello (6/21/1983) Secretary since April 2021; Chief Compliance Officer and Anti-Money Laundering Officer since November 2021; Indefinite Term	Chief Compliance Officer and Counsel of Skyview Group since February 2021. Prior to her current role at Skyview Group, Ms. Vitiello served as Managing Director – Distressed, Assistant General Counsel, Associate General Counsel and In-House Counsel for HCMLP.

[1]

On an annual basis, as a matter of Board policy, the Governance and Compliance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. Effective June 2013, the Board adopted a retirement policy wherein the Governance and Compliance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance and Compliance Committee reports its findings to the Board.

[2]

In light of certain relationships between Mr. Honis and historically affiliated entities of the Adviser, including HCMLP, arising out of HCMLP’s pending Chapter 11 proceedings, Mr. Honis is treated as an Interested Trustee of the Trust effective January 28, 2020.

Qualifications of Trustees

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Trust should so serve. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) the individual’s prior experience, if any, serving on company boards (including public companies and, where relevant, other investment companies) and the boards of other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. Each Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board are summarized in the table above.

Trustees’ Compensation

The officers of the Trust receive no direct remuneration from the Trust. The following table sets forth the aggregate compensation paid to each of the Trustees by the Funds (not including the Credit Catalyst Fund as it had not commenced operations as of the date of the SAI) and the total compensation paid to each of the Trustees by the NexPoint Fund Complex for the fiscal year ended June 30, 2024.

	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Funds’ Expense	Estimated Annual Benefits Upon Retirement	Total Compensation from the NexPoint Funds Complex
Name of Trustee
Independent Trustees
Bryan A. Ward	$60,463	$0	$0	$160,000
Dr. Bob Froehlich	$60,463	$0	$0	$160,000
Ethan Powell	$64,242	$0	$0	$170,000
Dorri McWhorter	$56,684	$0	$0	$150,000
Interested Trustee
John Honis	$60,463	$0	$0	$160,000

Each Trustee receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the NexPoint Fund Complex based on relative net assets. The Trustees do not receive any separate compensation in connection with service on Committees or for attending Board or Committee meetings; however, the Chairman of the Board receives an additional annual payment of $20,000 and the Chairperson of each Committee receives an additional annual payment of $10,000 payable in quarterly installments and allocated among each portfolio in the NexPoint Fund Complex based on relative net assets. The Trustees do not have any pension or retirement plan.

Role of the Board of Trustees, Leadership Structure and Risk Oversight

The Role of the Board

The Board oversees the management and operations of the Trust. Like most registered investment companies, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as NexPoint, the Adviser, Underwriter, administrator, sub-administrator, custodian, and transfer agent, each of which is discussed in greater detail in this SAI.

The Board has appointed senior employees of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. The Board receives regular reports from these officers and service providers regarding the Trust’s operations. For example, the Treasurer provides reports as to financial reporting matters and investment personnel report on the performance of the Funds. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal in person Board meetings which are typically held quarterly, in person, and involve the Board’s review of, among other items, recent Trust operations. The Board also periodically holds telephonic meetings as part of its review of the Trust’s activities. From time to time one or more members of the Board may also meet with management in less formal settings, between scheduled Board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Structure and Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Board consists of five Trustees, four of whom are Independent Trustees. Mr. Powell serves as Chairman of the Board. The Trustees meet periodically throughout the year in person and by telephone to oversee the Trust’s activities, review contractual arrangements with service providers for the Trust and review the Trust’s performance. The Board conducts much of its work through certain standing Committees, and the Audit and Qualified Legal Compliance Committee and the Governance and Compliance Committee are each chaired by an Independent Trustee.

The Board has established an Audit and Qualified Legal Compliance Committee, a Governance and Compliance Committee and an Administration and Operations Committee, each of which are discussed in greater detail below.

Audit and Qualified Legal Compliance Committee. The members of the Audit and Qualified Legal Compliance Committee (formerly named the Audit Committee) are Dr. Froehlich, Messrs. Powell and Ward, and Ms. McWhorter, each of whom is independent for purposes of the 1940 Act. The Audit and Qualified Legal Compliance Committee is responsible for (i) approving each Fund’s independent accountants, (ii) reviewing with each Fund’s independent accountants the plans and results of the audit engagement and the adequacy of such Fund’s internal accounting controls and (iii) approving professional services provided by each Fund’s independent accountants. The Audit and Qualified Legal Compliance Committee is charged with compliance with Rules 205.2(k) and 205.3(c) of Title 17 of the Code of Federal Regulations regarding alternative reporting procedures for attorneys representing the Trust who appear and practice before the SEC on behalf of the Trust. The Audit and Qualified Legal Compliance Committee also oversees valuations determined by the Adviser, who pursuant to Rule 2a-5 under the 1940 Act, has been designated by the Board as the Funds’ valuation designee to perform the fair valuation determination for securities and other assets held by the Fund in accordance with valuation policies and procedures established by the Adviser and approved by the Board. In addition, each member of the Audit and Qualified Legal Compliance Committee meets the current independence and experience requirements of Rule 10A-3 under the Exchange Act.

The Audit and Qualified Legal Compliance Committee met five times during the fiscal year ended June 30, 2024. Mr. Ward acts as the Chairperson of the Audit and Qualified Legal Compliance Committee and as the audit committee financial expert.

Governance and Compliance Committee. The Trust’s Governance and Compliance Committee’s function is to oversee and make recommendations to the full Board or the Independent Trustees, as applicable, with respect to the governance of the Trust, selection and nomination of Trustees, compensation of Trustees, and related matters, as well as to oversee and assist Board oversight of the Trust’s compliance with legal and regulatory requirements and to seek to address any potential conflicts of interest between the Trust and NexPoint in connection with any potential or existing litigation or other legal proceeding related to securities held by the Trust and the Adviser or another client of the Adviser. The Governance and Compliance Committee is also responsible for evaluating each Trustee and determining whether to recommend each Trustee’s continued service in that capacity. The Governance and Compliance Committee will consider recommendations for Trustee nominees from shareholders sent to the Secretary of the Trust, 300 Crescent Court, Suite 700, Dallas, Texas 75201. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the recommended nominee’s ability to meet the responsibilities of a Trustee of the Trust. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Governance and Compliance Committee. The Governance and Compliance Committee is currently comprised of Dr. Froehlich, Messrs. Ward and Powell, and Ms. McWhorter, each of whom is independent for purposes of the 1940 Act. Dr. Froehlich serves as the Chairperson of the Governance and Compliance Committee. The Governance and Compliance Committee met five times during the fiscal year ended June 30, 2024.

The Administration and Operations Committee. The members of the Administration and Operations Committee are Dr. Froehlich, Messrs. Honis, Ward, and Powell and Ms. McWhorter. The Administration and Operations Committee is responsible for reviewing the administrative operations of the Trust, reviewing arrangements with financial intermediaries who provide service to the Trust, including Trust payments to financial intermediaries, and for overseeing any funds that, in the Board’s determination, employ alternative investment strategies.

Mr. Honis serves as Chairperson of the Administration and Operations Committee. The Administration and Operations Committee met five times during the fiscal year ended June 30, 2024.

The Board is led by Ethan Powell, who has served as the Chairman of the Board since December 2013. Under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Trust’s governing documents, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. The Trust believes that the Chairman, and, as an entity, the full Board, provide effective leadership that is in the best interests of the Trust and each shareholder.

The Board periodically reviews its leadership structure, including the role of the Chairman. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Trust’s current operations. The Board believes that its leadership structure, including the current percentage of the Board who are Independent Trustees, is appropriate given its specific characteristics. These characteristics include: (i) the extent to which the work of the Board is conducted through the standing committees, and that the Audit and Qualified Legal Compliance Committee and the Governance and Compliance Committee meetings are chaired by an Independent Trustee; (ii) the extent to which the Independent Trustees meet as needed, together with their independent legal counsel, in the absence of members of management and members of the Board who are “interested persons” of the Trust;

and (iii) Mr. Powell’s and Mr. Honis’ previous positions with the Adviser and affiliates of the Adviser enhance the Board’s understanding of the operations of the Adviser.

Board Oversight of Risk Management

The Board’s role is one of oversight, rather than active management. This oversight extends to the Trust’s risk management processes. These processes are embedded in the responsibilities of officers of, and service providers to, the Trust. For example, the Adviser and other service providers to the Trust are primarily responsible for the management of the Trust’s investment risks. The Board has not established a formal risk oversight committee; however, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight. For example, the Trustees seek to understand the key risks facing the Trust, including those involving conflicts of interest; how management identifies and monitors these risks on an ongoing basis; how management develops and implements controls to mitigate these risks; and how management tests the effectiveness of those controls.

In the course of providing that oversight, the Board receives a wide range of reports on the Trust’s activities from the Adviser and other service providers, including reports regarding the Funds’ investment portfolios, the compliance of the Funds with applicable laws, and the Funds’ financial accounting and reporting. The Board also meets periodically with the Trust’s Chief Compliance Officer to receive reports regarding the compliance of the Funds with the federal securities laws and the Trust’s internal compliance policies and procedures, and meets with the Trust’s Chief Compliance Officer periodically, including at least annually, to review the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s risk-based analysis for the Trust. The Board’s Audit and Qualified Legal Compliance Committee also meets regularly with the Treasurer and each Fund’s independent registered public accounting firm to discuss, among other things, the internal control structure of such Fund’s financial reporting function. The Board also meets periodically with the portfolio managers of each Fund to receive reports regarding the management of the Fund, including its investment risks.

The Board recognizes that not all risks that may affect each Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, that reports received by the Trustees with respect to risk management matters are typically summaries of the relevant information, and that the processes, procedures and controls employed to address risks may be limited in their effectiveness. As a result of the foregoing and other factors, risk management oversight by the Board and by the Committees is subject to substantial limitations.

Additionally, as discussed in more detail above under “INVESTMENT STRATEGIES AND RISKS– Restricted and Illiquid Investments,” the Trust has implemented the LRM Program and related procedures to manage the liquidity risk of each Fund in accordance with Rule 22e-4 under the 1940 Act. The Board has designated the Adviser to serve as the administrator of the LRM Program, and the Adviser makes periodic reports to the Board of information necessary in order to allow the Board to fulfill its oversight responsibilities.

Share Ownership

The following table shows the dollar range of equity securities beneficially owned by the Trustees in each Fund (not including the Credit Catalyst Fund as it had not commenced operations as of the date of the SAI) and the aggregate dollar range of equity securities owned by the Trustees in all funds overseen by the Trustees in the NexPoint Fund Complex as of December 31, 2024.

Name of Trustee	Dollar Range of Equity Securities Owned in Event Driven Fund	Dollar Range of Equity Securities Owned in Merger Arbitrage Fund	Aggregate Dollar Range of Equity Securities Owned in All Funds Overseen by Trustee in the NexPoint Funds Complex
Independent Trustees
Ethan Powell	$0	$0	$50,001-$100,000
Dr. Bob Froehlich	$50,001-$100,000	Over $100,000	Over $100,000
Bryan A. Ward	$0	$0	$50,001-$100,000
Dorri McWhorter	$0	$0	None
Interested Trustee
John Honis	$0	$0	$1 - $10,000

Trustee Positions

As of December 31, 2024, no Independent Trustee or any of his or her immediate family members owned beneficially or of record any class of securities of the Adviser or Underwriter (as defined below under “Underwriter”) or any person controlling, controlled by or under common control with any such entities.

Code of Ethics

The Funds, the Adviser and the Funds’ principal underwriter, NexPoint Securities, Inc. (“NSI” or the “Underwriter”), have each adopted codes of ethics that essentially prohibit certain of their personnel, including the Funds’ portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including each Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Under each of the codes of ethics of the Funds, the Adviser and the Underwriter, personal trading is permitted by such persons subject to certain restrictions; however, they are generally required to pre-clear most securities transactions with the appropriate compliance officer and to report all transactions on a regular basis.

Anti-Money Laundering Compliance

The Funds and their service providers may be required to comply with various anti-money laundering laws and regulations. Consequently, a Fund and its service providers may request additional information from you to verify your identity. If at any time a Fund believes a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to “freeze” a shareholder’s account. A Fund and its service providers also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the Fund or its service providers may not be permitted to inform the shareholder that it has taken the actions described above.

Proxy Voting Policies

The Board has delegated the responsibility for voting proxies in respect of each Fund’s portfolio holdings to the Adviser, to vote each Fund’s proxies in accordance with the Adviser’s Proxy Voting Policy. The Board has approved the Proxy Voting Policy. Pursuant to the Proxy Voting Policy, the Adviser will vote proxies related to Fund securities in the best interests of each Fund and its shareholders. The Adviser’s Proxy Voting Policies are attached as Appendix B.

Each Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (877) 665-1287, (ii) on the Funds’ website at https://www.nexpointassetmgmt.com/resources/ and (iii) on the SEC’s website (http://www.sec.gov). Information as of June 30 each year will generally be available on or about the following August 31.

Policy on Disclosure of Portfolio Holdings

Each Fund’s uncertified complete list of portfolio holdings information may be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, Financial Advisors and affiliated persons of the Fund and (ii) clients of the Adviser or its affiliates that invest in the Fund or such clients’ consultants. No compensation or other consideration is received by the Funds, the Adviser or any other person for these disclosures. “Financial Advisors” means any financial advisor, broker-dealer or other financial intermediary from which shares of the Funds may be purchased and that has entered into an agreement with the Underwriter or SS&C Technologies, Inc., the Funds’ transfer agent (the “Transfer Agent”), with respect to the sale of shares of the Funds. A list of the entities that receive the Funds’ portfolio holdings information on such basis, the earliest frequency with which it may be provided to them and the earliest length of the lag between the date of the information and the date it may be disclosed is provided below:

Company	Frequency	Lag
MorningStar Inc.	Quarterly	65 days after quarter end
Lipper, Inc.	Quarterly	65 days after quarter end
Thomson Financial	Quarterly	65 days after quarter end
Bloomberg	Quarterly	65 days after quarter end
Factset	Quarterly	65 days after quarter end

The largest five portfolio holdings are published in the Funds’ Fact Sheets, which are posted to the Trust’s website on a quarterly basis. In addition, certain service providers to the Funds, Adviser, Transfer Agent or Underwriter, such as rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, brokers in connection with Fund transactions and providing pricing quotations, members of a bank syndicate providing a committed line of credit to the Funds, transfer agents and entities providing contingent deferred sales charge (“CDSC”) financing, may for legitimate business purposes receive the Funds’ portfolio holdings information earlier than 30 days after month end. If a Fund redeems a shareholder in kind, the shareholder generally receives its proportionate share of that Fund’s portfolio holdings and, therefore, the shareholder and its agent may receive such information earlier than 30 days after month end.

Disclosure of a Fund’s portfolio securities as an exception to the Fund’s normal business practice requires a Fund officer (other than the Treasurer) to identify a legitimate business purpose for the disclosure and submit the proposal to the Fund’s Treasurer for approval following business and compliance review. Additionally, no compensation or other consideration is received by the Funds, the Adviser or any other person for these disclosures. The Trustees will review annually a list of such entities that received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between the Funds’ shareholders on the one hand and the Adviser or any affiliated person of the Funds or such entities on the other hand by creating a structured review and approval process that seeks to ensure that disclosure of information about the Funds’ portfolio securities is in the best interests of the Funds’ shareholders. There can be no assurance, however, that the Funds’ policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

Holdings are released to all of the persons and entities described above on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).

You may access portfolio information as of the end of each Fund’s fiscal quarters via the link to the Fund and share class name at nexpointassetmgmt.com and Nexpoint.com. Each Fund’s financial statements on Form N-CSR contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters. The Trust’s Form N-CSRs are available on the SEC’s website at www.sec.gov. Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on Form N-PORT. The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at www.sec.gov within 60 days of the end of the fiscal quarter upon filing.

Each Fund’s top five holdings are published in the Funds’ Fact Sheets, which are posted on the Funds’ websites at and www.nexpoint.com no sooner than 15 days after the end of each quarter. The day after this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Funds.

Finally, each Fund releases information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security.

INVESTMENT ADVISORY SERVICES

NexPoint Asset Management, L.P. (“NexPoint” or the “Adviser”) serves as each Fund’s investment adviser pursuant to an investment advisory agreement with the Fund (the “Investment Advisory Agreement”). NexPoint is owned by Highland Capital Management Services, Inc., a Delaware corporation (“HCM Services, Inc.”), and its general partner Strand Advisors XVI, Inc., of which James Dondero is the sole stockholder. HCM Services, Inc. is controlled by Mr. Dondero and Mark Okada by virtue of their respective share ownership.

NexPoint has entered into a Services Agreement (the “Services Agreement”) with Skyview Group (“Skyview”), effective February 25, 2021, pursuant to which NexPoint will receive administrative and operational support services to enable it to provide the required advisory services to the Fund. The Adviser, and not the Funds, will compensate all Adviser and Skyview personnel who provide services to the Funds.

Under the Investment Advisory Agreements with Credit Catalyst Fund, NexPoint receives a monthly fee, computed and accrued daily, at the annual rate of 0.95%, of the Average Daily Managed Assets of the respective Fund. “Average Daily Managed Assets” of a Fund means the average daily value of the total assets of that Fund, less all accrued liabilities of that Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). The Adviser has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, taxes, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 1.30% of Credit Catalyst Fund’s average daily net assets. This expense limitation will continue through at least July 2, 2026, and may not be terminated prior to this date without the action or consent of the Fund’s Board.

Under each Investment Advisory Agreement, NexPoint, among other things: (i) continuously furnishes an investment program for each Fund; (ii) places orders for the purchase and sale of securities for the accounts of each Fund; and (iii) votes, exercises consents and exercises all other rights pertaining to such securities on behalf of each Fund, or hires a sub-adviser to do so. Pursuant to a separate administration agreement, NexPoint also provides certain administration services to certain of the Funds. See Section “Administrator/Sub-Administrator” below.

NexPoint carries out its duties under each Investment Advisory Agreement at its own expense. Each Fund pays its own ordinary operating and activity expenses, such as legal and auditing fees, investment advisory fees, administrative fees, custodial fees, transfer agency fees, the cost of communicating with shareholders and registration fees, as well as other operating expenses such as interest, taxes, brokerage, insurance, bonding, compensation of Independent Trustees of the Funds and extraordinary expenses.

Each Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance (or reckless disregard) of its obligations or duties thereunder on the part of NexPoint shall not be subject to liability to a Fund for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Investment Advisory Agreement relates.

Additionally, each Investment Advisory Agreement remains in force for an initial two year period and from year to year thereafter, subject to annual approval by (a) the Board or (b) a vote of the majority of the Fund’s outstanding voting securities; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. Each Investment Advisory Agreement may be terminated at any time, without payment of any penalty, by vote of the Trust’s Board, or by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, or by the Adviser, in each case on not more than 60 days’ nor less than 30 days’ prior written notice to the other party. Each Investment Advisory Agreement will automatically terminate in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

INFORMATION REGARDING PORTFOLIO MANAGERS

The following table identifies: (i) the portfolio managers identified in the Prospectus who are primarily responsible for the day-to-day management of the Funds, (ii) the number of registered investment companies managed by each portfolio manager on a day-to-day basis and the corresponding total assets managed in such investment companies, (iii) the number of other pooled investment vehicles managed by each portfolio manager on a day-to-day basis and the corresponding total assets managed in such pooled investment vehicles, (iv) the number of other accounts managed by each portfolio manager on a day-to-day basis and the corresponding total assets managed in such other accounts, and (v) for each of the foregoing categories, the number of accounts and total assets in the accounts whose fees are based on performance, if any. All information is provided as of March 31, 2025.

Credit Catalyst Fund

The portfolio managers of Credit Catalyst Fund are James Dondero and Scott Johnson. As of March 31, 2025, James Dondero managed the following client accounts:

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies:	6	$2,137	1	$45
Other Pooled Investment Vehicles:	3	$4,941	3	$4,941
Other Accounts:	—	$—	—	$—

As of March 31, 2025, Scott Johnson managed the following client accounts:

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies:	4	$1,421	1	$45
Other Pooled Investment Vehicles:	—	$—	—	$—
Other Accounts:	—	$—	—	$—

Compensation Structure – NexPoint

NexPoint’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors, including the pre-tax relative performance of a portfolio manager’s underlying account, the pre-tax combined performance of the portfolio manager’s underlying accounts, and the pre-tax relative performance of the portfolio manager’s underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus and various retirement benefits. Portfolio managers are compensated generally based on their investment performance. The portfolio managers and other investment professionals are ranked based on the alpha generated by their portfolio versus their target index benchmark. Their investment performance is evaluated both versus a target index benchmark return and also compared to the returns of their peers at NexPoint and its affiliates. Other attributes which may be considered in the evaluation process are communication, teamwork, attitude and leadership.

Compensation of the Funds’ portfolio managers may also be based, in part, on the one and three-year performance of each Fund relative to its applicable market index or category: with respect to the Credit Catalyst Fund, the Morningstar Nontraditional Bond Category.

NexPoint is owned by Highland Capital Management Services, Inc., a Delaware corporation (“HCM Services”) and its general partner, Strand Advisors XVI, Inc., of which Mr. James Dondero is the sole stockholder. HCM Services is controlled by Mr. Dondero and Mr. Mark Okada by virtue of their respective share ownership. Mr. Okada does not receive compensation based upon and of the Funds’ investment performance, instead he shares in the profits of NexPoint. Mr. Dondero does not receive compensation based upon investment performance of the Fund, each of which he serves as portfolio manager and instead shares in the profits of NexPoint.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with NexPoint, which may include the amount of assets supervised and other management roles within NexPoint. Base compensation is determined by taking into account current industry norms and market data to ensure that NexPoint pays a competitive base compensation.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market.

Because each person’s compensation is based on his or her individual performance, NexPoint does not have a typical percentage split among base salary, bonus and other compensation. Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with NexPoint.

Conflicts of Interest – NexPoint

Because each portfolio manager manages other accounts, including accounts that may pay higher fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the portfolio manager and potential conflicts in the allocation of investment opportunities between a Fund and the other accounts. The Adviser has policies and procedures in place that are reasonably designed to mitigate these conflicts of interest, which are also described below.

The Adviser and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and investment vehicles similar to the Funds. For the purposes of this section, the term “NexPoint” shall include the Adviser and its affiliated investment advisors, and all affiliates listed on its Form ADV, as filed via an amendment with the SEC March 26, 2025 (CRD No. 149653).

In connection with such other investment management activities, the Adviser and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than a Fund’s monies, in a particular security or strategy. In addition, the Adviser and such other persons will determine the allocation of funds from a Fund and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.

The Adviser has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Adviser furnishes advisory services to numerous clients in addition to the Funds, and the Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that have performance or higher fees paid to the Adviser or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Fund. In addition, the Adviser, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Funds. Actions with respect to securities of the same kind may be the same as or different from the action that the Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information.

The Adviser, its affiliates or their partners, directors, officers or employees similarly serve or may serve other entities that operate in the same or related lines of business, including accounts managed by an investment adviser affiliated with the Adviser. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Funds and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, pursuant to policies and procedures adopted by the Adviser and its advisory affiliates that are designed to manage potential conflicts of interest, which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Funds and such other clients or may involve a rotation of opportunities among the Funds and such other clients. The Fund will only make investments in which the Adviser or an affiliate hold an interest to the extent permitted under the 1940 Act and SEC staff interpretations. To mitigate any actual or perceived conflicts of interest, allocation of limited offering securities (such as IPOs and registered secondary offerings) to principal accounts that do not include third party investors may only be made after all other client account orders for the security have been filled. However, there can be no assurance that such policies and procedures will in every case ensure fair and equitable allocations of investment opportunities, particularly when considered in hindsight.

Conflicts may arise in cases when clients and/or the Adviser and other affiliated entities invest in different parts of an issuer‘s capital structure, including circumstances in which one or more clients own private securities or obligations of an issuer and other clients may own public securities of the same issuer. In addition, one or more clients may invest in securities, or other financial instruments, of an issuer that are senior or junior to securities, or financial instruments, of the same issuer that are held by or acquired for, one or more other clients. For example, if such issuer encounters financial problems, decisions related to such securities (such as over the terms of any workout or proposed waivers and amendments to debt covenants) may raise conflicts of interests. In such a distressed situation, a client holding debt securities of the issuer may be better served by a liquidation of the issuer in which it may be paid in full, whereas a client holding equity securities of the issuer might prefer a reorganization that holds the potential to create value for the equity holders. In the event of conflicting interests within an issuer’s capital structure, NexPoint will generally pursue the strategy that NexPoint believes best reflects what would be expected to be negotiated in an arm’s length transaction, but in all instances with due consideration being given to NexPoint’s fiduciary duties to each of its accounts (without regard to the nature of the accounts involved or fees received from such accounts). This strategy may be recommended by one or more NexPoint investment professionals. A single person may make decisions with respect to more than one part of an issuer’s capital structure. NexPoint personnel board members may still make recommendations to the applicable investment professional(s). A portfolio manager with respect to any applicable NexPoint registered investment company clients (“Retail Accounts”) will make an independent determination as to which course of action he or she determines is in the best interest of the applicable Retail Accounts. NexPoint may use external counsel for guidance and assistance.

The Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage potential conflicts of interest involving clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Funds and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Funds. Not all conflicts of interest can be expected to be resolved in favor of the Funds.

Another type of conflict may arise if one client account buys a security and another client account sells or shorts the same security. Currently, such opposing positions are generally not permitted within the same account without prior trade approval by the Chief Compliance Officer. However, a portfolio manager may enter into opposing positions for different clients to the extent each such client has a different investment objective and each such position is consistent with the investment objective of the applicable client. In addition, transactions in investments by one or more affiliated client accounts may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of other client accounts.

Because certain client accounts may have investment objectives, strategies or legal, contractual, tax or other requirements that differ (such as the need to take tax losses, realize profits, raise cash, diversification, etc.), an affiliated advisor may purchase, sell or continue to hold securities for certain client accounts contrary to other recommendations. In addition, an affiliated advisor may be permitted to sell securities or instruments short for certain client accounts and may not be permitted to do so for other affiliated client accounts.

As a result of the Fund’s arrangements with NexPoint, there may be times when NexPoint, the Adviser or their affiliates have interests that differ from those of the Fund’s shareholders, giving rise to a conflict of interest. NexPoint and the Adviser are under common ownership, and the Fund’s officers serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Fund does, or of investment funds managed by the Adviser or its affiliates. Similarly, the Adviser or its affiliates may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Fund or its shareholders. For example, the Fund’s officers have, and will continue to have, management responsibilities for other investment funds, accounts or other investment vehicles managed or sponsored by the Adviser and its affiliates. The Fund’s investment objective may overlap, in part or in whole, with the investment objective of such affiliated investment funds, accounts or other investment vehicles. As a result, those individuals may face conflicts in the allocation of investment opportunities among the Fund and other investment funds or accounts advised by or affiliated with the Adviser. The Adviser will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. However, the Fund can offer no assurance that such opportunities will be allocated to it fairly or equitably in the short-term or over time.

The Adviser may direct the Fund to acquire or dispose of investments in cross trades between the Fund and other clients of the Adviser or its affiliates in accordance with applicable legal and regulatory requirements. In addition, to the extent permitted by the 1940 Act and SEC staff interpretations, the Fund may make and/or hold an investment, including an investment in securities, in which the Adviser and/or its affiliates have a debt, equity or participation interest, and the holding and sale of such investments by the Fund may enhance the profitability of the Adviser’s own investments in such companies.

Ownership of Securities

The following table sets forth the dollar range of equity securities of the Funds beneficially owned by each portfolio manager. This information is provided as of March 31, 2025.

Name of Portfolio Manager	Name of Fund	Dollar Range of Equity Securities Beneficially Owned by Portfolio Manager

James Dondero	Credit Catalyst Fund	Zero
Scott Johnson	Credit Catalyst Fund	Zero

ADMINISTRATOR/SUB-ADMINISTRATOR

NexPoint provides administration services to the Credit Catalyst Fund, for a monthly administration fee, computed and accrued daily, at an annual rate of 0.20% of each Fund’s Average Daily Managed Assets. In such capacity, NexPoint generally assists each Fund in all aspects of its administration and operations. Under a separate Sub-Administration Agreement, NexPoint has delegated certain administrative functions, as of October 1, 2018, to SEI Investments Global Funds Services (“SEI”), One Freedom Valley Drive, Oaks, Pennsylvania 19456, and pays SEI a portion of the fee it receives from the Funds. Under the Sub- Administration Agreement, SEI has agreed to provide fund accounting services; asset data services; fund administration and reporting services; and regulatory administration services, including preparation and filing of various reports with the appropriate regulatory agencies and the SEC for each Fund.

Because the Credit Catalyst Fund had not commenced operations as of the date of the SAI, it did not pay administration fees over the past three fiscal years. For the fiscal year ended June 30, 2024, June 30, 2023 and June 30, 2022, for all Funds, NexPoint or its affiliates, as applicable, paid $601,915, $899,020 and $455,552, respectively, to SEI for its services as sub- administrator.

NexPoint generally assists in all aspects of the Trust’s administration and operations and furnishes offices, necessary facilities, equipment and personnel.

UNDERWRITER

Shares of each Fund are offered for sale on a continuous basis through the Funds’ principal underwriter, NSI, 300 Crescent Court, Suite 700, Dallas, Texas 75201, an affiliate of the Adviser. NSI will use all reasonable efforts in connection with distribution of shares of the Funds.

The Funds have agreed to pay all expenses in connection with registration of their shares with the SEC, auditing and filing fees in connection with registration of their shares under the various state blue sky laws, the cost of preparation of the Prospectus and other expenses.

Because the Credit Catalyst Fund had not commenced operations as of the date of the SAI, it did not pay commissions on sales of Class A and Class C Shares during the past three fiscal years.

NexPoint performs certain services and incurs certain expenses with respect to the promotion and distribution of Fund shares. The Underwriter pays NexPoint for promotion and distribution expenses incurred by it in respect of the Funds (“service payments”). Such service payments are made out of commissions retained by the Underwriter after it has first been paid its own compensation and been reimbursed for its own expenses (including amounts paid by the Underwriter to financial intermediaries in connection with sales of the Funds) (“underwriter concessions”), provided that in no event shall the Underwriter be required to use in excess of 50% of the underwriter concessions retained by the Underwriter to make such service payments. During some periods, underwriter concessions received by the Underwriter may be insufficient to pay NexPoint fully for its promotional and distribution expenses. In such cases, the Underwriter agrees to pay such service payments to the extent of the available underwriter concessions and pay the balance of such service payments as the Underwriter receives underwriter concessions in future periods.

Because the Credit Catalyst Fund had not commenced operations as of the date of the SAI, the Underwriter did not pay NexPoint service payments related to the Credit Catalyst Fund during the past three fiscal years.

DISTRIBUTION AND SERVICE FEE PLAN

The Distribution and Service Fee Plan (the “Plan”) requires the payment of a monthly service fee and distribution fee to the Underwriter.

For the Credit Catalyst Fund, the Plan requires the payment of (i) a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to Class A Shares and 0.25% of average daily net assets attributable to Class C Shares and (ii) a distribution fee at the annual rates of 0.10% of the average daily net assets of its Class A Shares and 0.75% of the average daily net assets of its Class C Shares.

The Underwriter may pay all or a portion of these fees to Financial Advisors whose clients own shares of the Fund. The Trustees of the Funds have concluded, in the exercise of their reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. For instance, asset growth resulting from the Plan can be expected to benefit each Fund’s shareholders through the realization of economies of scale and potentially lower expense levels.

The Underwriter may pay certain Financial Advisors whose clients own shares of a Fund monthly distribution fees with respect to a given share class at a rate greater than that set forth above, so long as the total payments paid by the Fund to the Underwriter for each share class under a Plan for distribution fees do not exceed the stated percentages. In the event that there are insufficient assets in the Plan to make a contractually required payment to a Financial Advisor, the Adviser has agreed to pay such Financial Advisor at its own expense out of its own financial resources. See “Shareowner Guide – How to Invest in the NexPoint Funds— Distribution and Service Fees” in the Funds’ Prospectus for additional information on “revenue sharing” payments. The Underwriter and the Adviser will not agree to make distribution payments to Financial Advisors from assets of the Plan in an amount exceeding the Distribution Fees noted above with respect to each Share class. Any shareholder purchasing shares of a Fund through a Financial Advisor should check with the Financial Advisor to determine the distribution fees it is receiving.

Because the Credit Catalyst Fund had not commenced operations as of the date of the SAI, it did not pay distribution fees and services fees to the Underwriter for the fiscal year ended June 30, 2024.

Because the Credit Catalyst Fund had not commenced operations as of the date of the SAI, the Underwriter did not incur expenses on behalf of the Credit Catalyst Fund in connection with distributions under the Plan.

TRANSFER AGENT AND DIVIDEND PAYING AGENT

SS&C Technologies, Inc. (“SS&C”), located at 430 W. 7th Street, Suite 219424, Kansas City, Missouri 64105-1407, serves as the transfer agent and dividend paying agent of the Funds’ investments. As transfer agent, SS&C is responsible for processing purchase and redemption requests and crediting dividends to the accounts of shareholders of a Fund. For its services, SS&C receives monthly fees charged to a Fund, plus certain charges for securities transactions.

CUSTODIAN

BNY Mellon, located at 240 Greenwich Street, New York, NY 10286, is the custodian for the Funds. BNY Mellon is responsible for holding all securities, other investments and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses and performing other administrative duties, all as directed by authorized persons. BNY Mellon does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses.

COUNSEL

K&L Gates LLP serves as counsel for the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., an independent registered public accounting firm located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as independent registered accounting firm to the Funds. The independent registered public accounting firm audits and reports on the annual financial statements, reviews certain regulatory reports and U.S. federal income tax returns, and performs other professional accounting, auditing and tax services when approved to do so by the Audit Committee.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Selection of Broker-Dealers; Order Placement

Subject to the overall review of the Funds’ Board, the Adviser is responsible for decisions to buy and sell securities and other portfolio holdings of the Funds, for selecting the broker or dealer to be used and for negotiating any commission rates paid. In underwritten offerings, securities usually are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The Adviser and its affiliates manage other accounts, including private funds and individual accounts that invest in Fund investments. Although investment decisions for the Funds are made independently from those of such other accounts, investments of the type the Funds may make also may be made on behalf of such other accounts. When a Fund and one or more other accounts is prepared to invest in, or desires to dispose of, the same investment, available investments or opportunities for each are allocated in a manner believed by the Adviser to be equitable over time. The Adviser may (but is not obligated to) aggregate orders, which may include orders for accounts in which the Adviser or its affiliates have an interest, to purchase and sell securities to obtain favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Although the Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all participating accounts, in some cases these activities may adversely affect the price paid or received or the size of the position obtained by or disposed of for the Funds. Where trades are aggregated, the investments or proceeds, as well as the expenses incurred, will be allocated by the Adviser in a manner designed to be equitable and consistent with the Adviser’s fiduciary duty to the Funds and its other clients (including its duty to seek to obtain best execution of client trades).

Commission Rates; Brokerage and Research Services

The Adviser seeks to obtain “best execution,” considering the execution price and overall commission costs paid and other factors. The Adviser routes its orders to various broker-dealers for execution at its discretion. Factors involved in selecting brokerage firms include the size, type and difficulty of the transaction, the nature of the market for the security, the reputation, experience and financial stability of the broker-dealer involved, the quality of service, the quality of research and investment information provided and the firm’s risk in positioning a block of securities. Within the framework of the policy of obtaining the most favorable price and efficient execution, the Adviser does consider “brokerage and research services” (as defined in the Securities Exchange Act of 1934, as amended) provided by brokers who effect portfolio transactions with the Adviser or the Funds. “Brokerage and research services” are services that brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular issuers and industries.

In addition, the investment advisory agreement between the Trust and the Adviser relating to each Fund authorizes the Adviser, on behalf of the Fund, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) provided to the Fund and/or other accounts over which the Adviser or its affiliates exercise investment discretion. The fees under the investment advisory agreement relating to a Fund will not be reduced by reason of the Fund’s receiving brokerage and research services. Such services include analyses and reports regarding issuers, industries, economic trends, portfolio strategy, and may effect securities transactions and perform certain functions related thereto. In addition, such services may include advice concerning the advisability of investing in, purchasing or selling securities and the availability of particular securities or buyers or sellers of securities. The research services received from broker-dealers that execute transactions on behalf of a Fund may be useful to the Adviser in servicing that Fund as well as all of the Adviser’s accounts and not all of these services may be used in connection with the particular Fund or Funds generating the commissions. Consistent with limits established by the Federal securities laws, a Fund may pay broker-dealer commissions for agency transactions that exceed the amount of commissions charged by other broker-dealers in recognition of their research and brokerage services.

Because the Credit Catalyst Fund had not commenced operations as of the date of the SAI, it did not pay brokerage commission over the past three fiscal years. Variations in the amount of brokerage commissions paid by the Funds from year to year may result from changing asset levels, market conditions or changes in the Adviser’s outlook.

Securities Lending

The Board has approved each Fund’s participation in a securities lending program. Under the securities lending program, each Fund has retained the Bank of New York Mellon (“BNYM”) to serve as the securities lending agent.

As a new fund, the Credit Catalyst Fund has not yet completed its first fiscal year and cannot yet report on any securities lending activities for the most recently completed fiscal year.

Certain Affiliations

The Funds, NexPoint and NSI are currently affiliated with NexBank Securities, Inc. (“NexBank”), a FINRA member broker-dealer that is indirectly controlled by the principals of NexPoint and NSI. Absent an exemption from the SEC or other regulatory relief, the Funds are generally precluded from effecting certain principal transactions with affiliated brokers. The Funds may utilize affiliated brokers for agency transactions, subject to compliance with policies and procedures adopted pursuant to the 1940 Act and the rules promulgated thereunder. These policies and procedures are designed to provide that commissions, fees or other remuneration received by any affiliated broker or its affiliates for agency transactions are reasonable and fair compared to the remuneration received by other brokers in comparable transactions.

Because the Credit Catalyst Fund had not commenced operations as of the date of the SAI, it did not pay brokerage commissions on transactions with NexBank over the past three fiscal years.

In addition, the Funds, NexPoint and NSI, as outlined above, are affiliated with NexBank, which also does business as Barrier Advisors, NexBank, a state chartered bank, and Governance Re Ltd. (“Governance Re”), an insurance company, both of which are indirectly controlled by the principals of NexPoint and NSI. NexBank and Governance Re may offer certain services to portfolio companies whose securities, including loans, are owned by one or more registered investment companies advised by NexPoint (the “Portfolio Companies”). For example, NexBank may provide agent services for Portfolio Companies under credit agreements pursuant to which a Fund may be a lender or may offer strategic, financial and operational advisory services to Portfolio Companies; and Governance Re may offer insurance services to the Portfolio Companies. NexBank, Governance Re and other affiliated service providers may receive fees from Portfolio Companies or other parties for services provided.

The Funds’ Board will, in accordance with specific procedures and policies adopted by the Board, review any investment or operational decisions that are brought to the attention of the Board and that may present potential conflicts of interest between NexPoint and the Fund.

DESCRIPTION OF THE FUNDS’ SHARES

Each Fund is a series of the Trust, a Delaware statutory trust formed on February 28, 2006. The Trust is authorized to issue an unlimited number of its shares of beneficial interest in separate series and classes of each series. The Trust is not required to hold regular annual shareholder meetings, but may hold special meetings for consideration of proposals requiring shareholder approval, such as changing fundamental policies or upon the written request of 10% of the Trust’s shares to replace its Trustees. The Trust’s Board is authorized to classify or reclassify the unissued shares of the Trust into one or more separate series of shares representing a separate, additional investment portfolio or one or more separate classes of new or existing series. Each Fund currently offers Class A, Class C and Class Z Shares. Shares of all series will have identical voting rights, except where by law certain matters must be approved by the requisite proportion of the shares of the affected series. Each share of any class when issued has equal dividend, liquidation (see “Redemption of Shares”) and voting rights within the class for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents a whole share. Shares will be voted in the aggregate except where otherwise required by law and except that each class of each series will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements.

There are no conversion or preemptive rights in connection with any shares of the Funds. All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable. At the option of the shareholder, shares will be redeemed at net asset value (“NAV”), subject, however, in limited circumstances to a redemption fee or a CDSC, all as described in the applicable Prospectus.

The shares of the Funds have noncumulative voting rights, which means that the holders of more than 50% of the shares of the Trust can elect 100% of the Trustees if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board. Unless specifically requested by an investor who is a shareholder of record, the Funds do not issue certificates evidencing their shares.

Description of the Trust

Under Delaware law, shareholders of a statutory trust shall have the same limitation of personal liability that is extended to stockholders of private corporations for profit organized under Delaware law, unless otherwise provided in the trust’s governing instrument. The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) provides that shareholders shall not be personally liable to any person in connection with any and all property, real or personal, tangible or intangible, that at such time is owned or held by or for the account of a particular series. Moreover, the Declaration of Trust expressly provides that the shareholders shall have the same limitation of personal liability that is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

The Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust or any series of the Trust shall be subject in such capacity to any personal liability whatsoever to any person, unless, as to liability to the Trust or its shareholders, the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the Trustees, and without any vote of the Trust’s shareholders, except as may be required under the 1940 Act.

Trust Matters

The Trust reserves the right to create and issue a number of series shares, in which case the shares of each series would participate equally in the earnings, dividends and assets of the particular series and would vote separately to approve investment advisory agreements or changes in fundamental investment policies, but shares of all series would vote together in the election or selection of Trustees and on any other matters as may be required by applicable law.

Upon liquidation of the Trust or any series, shareholders of the affected series would be entitled to share pro rata in the net assets of their respective series available for distribution to such shareholders.

Shareholder Approval

Other than elections of Trustees, which is by plurality, any matter for which shareholder approval is required by the 1940 Act requires the affirmative “vote of a majority of the outstanding voting securities” of the Fund(s) or the Trust at a meeting called for the purpose of considering such approval. For other matters, generally an affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on such matter (assuming a quorum is present) shall be required for approval of such matter.

Information for Shareholders

All shareholder inquiries regarding administrative procedures, including the purchase and redemption of shares should be directed to: NSI, 300 Crescent Court, Suite 700, Dallas, Texas 75201. For assistance, call (877) 665-1287 or visit the Funds’ websites at and www.nexpoint.com.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The Credit Catalyst Fund has not yet commenced operations as of the date of this SAI, and, therefore, there were no public shareholders of the Credit Catalyst Fund as of the date of this SAI.

Because the Credit Catalyst Fund is newly formed, the officers and Trustees, as a group, own no securities of the Fund as of the date of this SAI.

Control persons are presumed to control a Fund for purposes of voting on matters submitted to a vote of shareholders due to their beneficial ownership of 25% or more of a Fund’s outstanding voting securities. Because the Credit Catalyst Fund is newly formed, no persons own of record or beneficially 25% or more of its outstanding shares as of the date of this SAI.

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of any class of outstanding shares of a Fund. Because the Credit Catalyst Fund is newly formed, no persons own of record or beneficially 5% or more or its outstanding shares as of the date of this SAI.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES

The following information supplements the discussion of methods for reducing or eliminating sales charges in the Class A and Class C Shares Prospectus. The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from a Fund or through another intermediary to receive these waivers or discounts. Shares purchased through certain financial intermediaries (a “Specified Intermediary”) may be subject to different initial sales charges or the initial sales charge or CDSC may be waived in certain circumstances.

Right of Accumulation (Class A Shares Only)

Reduced sales charges on Class A Shares of the Funds can be obtained by combining a current purchase with prior purchases of all classes of any Participating Funds (as defined in the Prospectus). The applicable sales charge is based on the combined total of:

1.	the current purchase; and

2.

the value at the public offering price at the close of business on the previous day of a Fund’s and any Participating Fund’s classes of shares held by the shareholder, the shareholder’s spouse or domestic partner or the shareholder’s minor children.

The Underwriter and the shareholder’s Financial Advisor must be promptly notified of each purchase that entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder’s holdings by the Transfer Agent. The Funds may terminate or amend this Right of Accumulation at any time without notice.

Letter of Intent (Class A Shares Only)

Any person may qualify for reduced sales charges on purchases of Class A Shares of the Funds made within a 13-month period pursuant to a Letter of Intent (“Letter”). A shareholder may include, as an accumulation credit toward the completion of such Letter, the value of all shares (of any class) of any Participating Funds held by the shareholder on the date of the Letter. The value is determined at the public offering price on the date of the Letter. Purchases made through reinvestment of distributions do not count toward satisfaction of the Letter. Upon request, a Letter may reflect purchases within the previous 90 days.

During the term of a Letter, the Transfer Agent will hold shares in escrow to secure payment of the higher sales charge applicable to Class A Shares actually purchased if the terms of the Letter are not satisfied. Dividends and capital gains will be paid on all escrowed shares, and these shares will be released (upon satisfaction of any amount owed for sales charges if the terms of the Letter are not satisfied) when the amount indicated has been purchased or at the end of the period covered by the Letter, whichever occurs first. A Letter does not obligate the investor to buy or the Funds to sell the amount specified in the Letter.

If a shareholder exceeds the amount specified in the Letter and reaches an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Letter. The resulting difference in offering price will purchase additional shares for the shareholder’s account at the applicable offering price. As a part of this adjustment, the shareholder’s Financial Advisor shall return to the Underwriter the excess commission previously paid to the Financial Advisor during the 13-month period.

If the amount specified in the Letter is not purchased, the shareholder shall remit to the Underwriter an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within 20 days after a written request to pay such a difference in sales charge, the Transfer Agent will redeem that number of escrowed Class A Shares to equal such difference. The additional amount of Financial Advisor discount from the applicable offering price shall be remitted by the Underwriter to the shareholder’s Financial Advisor of record.

Additional information about, and the terms of, Letters of Intent are available from your Financial Advisor, or from the Transfer Agent at (877) 665-1287.

Reinstatement Privilege (Class A and C Shares Only)

A shareholder who has redeemed Class A or Class C Shares of a Fund may, upon request, reinstate within one year a portion or all of the proceeds of such sale in Class A Shares or Class C Shares, respectively, of the

Fund or another Participating Fund at the NAV next determined after receipt by such shareholder’s Financial Advisor or the Transfer Agent receives a reinstatement request and payment. The Underwriter will not pay your Financial Advisor a commission on any reinvested amount. Any CDSC paid at the time of the redemption will be credited to the shareholder upon reinstatement. The period between the redemption and the reinstatement will not be counted in aging the reinstated shares for purposes of calculating any CDSC or conversion date. Shareholders who desire to exercise this privilege should contact their Financial Advisor or the Transfer Agent. Shareholders may exercise this privilege an unlimited number of times. Exercise of this privilege does not alter the U.S. federal income tax treatment of any capital gains realized on the prior sale of Fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Please consult your tax adviser.

Privileges of Financial Advisors

Class A Shares of the Funds may be sold at NAV, without a sales charge, to registered representatives and employees of Financial Advisors (including their affiliates) and such persons’ families and their beneficial accounts.

Privileges of Certain Shareholders

Any shareholder eligible to buy Class Z Shares of any Participating Fund may acquire, through purchase or exchange, Class A Shares of another Participating Fund at NAV in those cases where Class Z Shares are not available. Qualifying shareholders will not be subject to the initial sales charge or CSDC on Class A Shares, although they will be subject to the annual Rule 12b-1 distribution and service fees on Class A Shares.

Sponsored Arrangements

Class A Shares of the Funds may be purchased at reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the Funds on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization’s group, the term of the organization’s existence and certain characteristics of the members of its group. The Funds reserve the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.

Class A shares may also be purchased at a reduced or zero sales charge by (i) clients of any Financial Advisor that has entered into an agreement with the Underwriter or the Funds pursuant to which a Fund is included as an investment option in programs involving fee-based compensation arrangements; (ii) clients of any Financial Advisor that has entered into an agreement with the Underwriter pursuant to which such Financial Advisor offers Fund shares through self-directed investment brokerage accounts that do not charge transaction fees to its clients; and (iii) participants in certain retirement plans. Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your Financial Adviser for further information. Please refer to the Appendix to the Funds’ Prospectus for the sales charge or CDSC waivers that are applicable to each Specified Intermediary.

Waiver of CDSCs

CDSCs may be waived on redemptions in the following situations with the proper documentation:

1.

Death. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased’s spouse or (iii) the beneficiary of a Uniform Gifts to Minors Act (“UGMA”),

Uniform Transfers to Minors Act (“UTMA”) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If Class C Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed from the transferee’s account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2.

Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”). To be eligible for such waiver, (i) the disability must arise after the purchase of shares, (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability, and (iii) a letter must be produced from a physician signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

3.

Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase, and (iii) the trust document provides for dissolution of the trust upon the trustee’s death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

4.

Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the Financial Advisor agrees to return all or the agreed-upon portion of the commission received on the shares being redeemed.

5.	Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement age (as stated in the document).

The CDSC also may be waived if the Financial Advisor agrees to return all or an agreed-upon portion of the commission received on the sale of the shares being redeemed.

INCOME TAX CONSIDERATIONS

The following discussion of U.S. federal income tax consequences of an investment in the Funds is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative, administrative, or judicial action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in a Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of U.S. federal, state, local, foreign and other tax laws.

Taxation of the Funds

Each Fund has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the favorable tax treatment accorded RICs and their shareholders, each Fund must, among other things:

(a)	derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as described below);

(b)

diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as described below); and

(c)

distribute with respect to each taxable year at least the sum of 90% of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid (generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that satisfies certain qualifying income requirements but derives less than 90% of its income from the qualifying income sources described in paragraph (a)(i) above), will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of meeting the diversification requirement described in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification requirement described in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet diversification test in (b) above.

If a Fund qualifies as a RIC that is accorded favorable tax treatment, that Fund will not be subject to U.S. federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If a Fund were to fail to meet the income, diversification or distribution test (described respectively in (a), (b) and (c) above), the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any taxable year, or if the Fund were otherwise to fail to qualify as a RIC accorded favorable tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions might be eligible for the dividends received deduction in the case of corporate shareholders and to be treated as “qualified dividend income” and thus taxable at the lower net capital gain rate in the case of shareholders taxed as individuals, provided in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded favorable tax treatment.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Any investment company taxable income retained by a Fund will be subject to Fund-level tax at regular corporate rates. If a Fund retains any net capital gain, it also will be subject to Fund-level tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a timely notice to its shareholders who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by that Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund would be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a Fund generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31, or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of (i) its net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and (ii) its other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

If a Fund were to fail to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a Fund’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also for these purposes, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so. In that event, a Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

A dividend paid to shareholders in January of a year generally is deemed to have been paid by a Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

Each Fund distributes its net investment income and capital gains to shareholders as dividends at least annually to the extent required to qualify as a RIC under the Code and generally to avoid U.S. federal income or excise tax. Under current law, a Fund may treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the undistributed investment company taxable income and capital gain of that Fund as a distribution of investment company taxable income and net capital gain on that Fund’s tax return. This practice, which involves the use of tax equalization, will reduce the amount of income and gains that a Fund is required to distribute as dividends to shareholders in order for that Fund to avoid U.S. federal income tax and excise tax, which may include reducing the amount of distributions that otherwise would be required to be paid to non-redeeming shareholders. A Fund’s net asset value generally will not be reduced by the amount of any undistributed income or gains allocated to redeeming shareholders under this practice and thus the total return on a shareholder’s investment generally will not be reduced as a result of this practice.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, subject to certain limitations, a Fund may carry net capital losses forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a Fund retains or distributes such gains. If a Fund incurs or has incurred net capital losses , those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. A Fund’s ability to use net capital losses to offset gains may be limited as a result of certain (i) acquisitive reorganizations and (ii) shifts in the ownership of the Fund by a shareholder owning or treated as owning 5% or more of the stock of the Fund. Each Fund’s available capital loss carryforwards will be set forth in its financial statements on Form N-CSR for each fiscal year.

Fund Distributions

Distributions are taxable to shareholders even if they are paid from gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

Each Fund will send you information after the end of each calendar year setting forth the amount and tax status of any distributions paid to you by the Fund. Ordinary income dividends and Capital Gain Dividends (defined below) may also be subject to state, local or other taxes.

For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” a Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to that Fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to that Fund’s shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

Dividends of net investment income received by corporate shareholders of a Fund generally will qualify for the 50% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by that Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of that Fund or (2) by application of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

If a Fund receives dividends from another investment company that qualifies as a RIC and the investment company reports such dividends as qualified dividend income or as eligible for the dividends-received deduction, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income or as eligible for the dividends received deduction, as applicable, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

A Fund’s dividends representing distributions of interest income and capital gains or distributions from entities that are not corporations for U.S. tax purposes will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. In addition, any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by that Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Effective for taxable years beginning after December 31, 2017 and before January 1, 2026, the Code generally allows individuals and certain other non-corporate entities a deduction for 20% of “qualified publicly traded partnership income,” such as income from MLPs. However, the Code does not include any provision for a RIC to pass the character of its qualified publicly traded partnership income through to its shareholders. As a result, certain investors who invest directly in MLPs will be able to receive the benefit of such deductions, while a shareholder in a Fund that invests in MLPs will not.

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in a Fund.

Return of Capital Distributions

If a Fund makes a distribution with respect to any taxable year to a shareholder in excess of that Fund’s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Dividends and distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed that Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s net asset value reflects either unrealized gains or realized but undistributed income or gains that were therefore included in the price that the shareholder paid. Such distributions may reduce the net asset value of a Fund’s shares below the shareholder’s cost basis in those shares. As described above, each Fund is required to distribute realized income and gains regardless of whether that Fund’s net asset value also reflects unrealized losses.

Tax Implications of Certain Fund Investments

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in a Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having market discount. Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, a Fund may elect to accrue market discount currently and thus distribute it over the term of the debt security, even though the payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having OID or “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). Generally, a Fund will be required to include the OID or acquisition discount in income (as ordinary income) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some preferred securities may include provisions that permit the issuer, at its discretion, to defer the payment of distributions for a stated period without any adverse consequences to the issuer. If a Fund owns a preferred security that is deferring the payment of its distributions, the Fund may be required to report income for U.S. federal income tax purposes to the extent of any such deferred distribution even though the Fund has not yet actually received the cash distribution.

If a Fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by liquidation of portfolio securities (including at a time when it may not be advantageous to do so). A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net long-term or short-term capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend or ordinary dividend, respectively, than they would in the absence of such transactions.

Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium – the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require a Fund to reduce its tax basis by the amount of amortized premium.

Investments in high-yield debt obligations or other distressed debt obligations that are at risk of or in default present special tax issues for a Fund investing in or holding such obligations. Tax rules are not entirely clear about issues such as whether or to what extent a Fund should recognize market discount on a debt obligation; when a Fund may cease to accrue interest, OID or market discount; when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by each Fund as necessary, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a RIC and does not become subject to U.S. federal income or excise tax.

A portion of the OID paid or accrued on certain high-yield discount obligations owned by a Fund may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the obligation is a domestic corporation, dividend payments by the Fund may be qualified dividend income to the extent of the deemed dividend portion of such OID.

A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts. See “Tax-Exempt Shareholders” below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent years.

Any equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject that Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case that Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of that Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect that Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

A Fund’s investments in foreign countries may be subject to foreign withholding and other taxes on dividends, interest, capital gains, or other income or proceeds. These withholding and other taxes will decrease a Fund’s yield on the securities subject to such taxes. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a Fund’s assets at taxable year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by a Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a Fund. Even if eligible in a particular taxable year, a Fund may determine not to make this election, in which case shareholders will not be entitled to claim a credit or deduction for foreign taxes directly or indirectly paid by the Fund in such year. Shareholders of the Fund generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by or withheld from the Fund.

A Fund’s derivatives transactions, as well as any hedging, straddle and short sale transactions, generally are subject to one or more special tax rules (including, for instance, notional principal contract, mark-to-market, constructive sale, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital and/or as short-term or long-term, accelerate the recognition of income or gains to a Fund, defer losses to a Fund, and cause adjustments in the holding periods of a Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. In addition, because these and other tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

In addition, certain of a Fund’s investments in derivative instruments and foreign currency-denominated debt instruments, as well as any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between a Fund’s book income and the sum of its taxable income and net tax-exempt income (if any). If a Fund’s book income exceeds the sum of its taxable income (including net realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of that Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded favorable tax treatment.

To the extent a Fund participates in short sales by contracting for the sale of securities it does not own and later purchasing securities necessary to close the sale, the character of the gain or loss realized on such a short sale is determined by reference to the property used to close the short sale and is thus generally short-term. Because net short-term capital gain (after reduction by any long-term capital loss) is generally taxed at ordinary income rates, a Fund’s short sale transactions can increase the percentage of a Fund’s gains that are taxable to shareholders as ordinary income.

Sale, Exchange or Redemption of Fund Shares

The sale, exchange or redemption of Fund shares may give rise to a gain or loss to the shareholder. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares. In addition, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the wash-sale rule of the Code if other substantially identical shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Shareholders may be entitled to offset their Capital Gain Dividends with capital loss from other sources. The Code contains a number of statutory provisions affecting the circumstances under which capital loss may be offset against capital gain and limiting the use of loss from certain investments and activities. Accordingly, shareholders that have capital losses are urged to consult their tax advisers.

Upon the redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through an intermediary, the intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. See the Funds’ Prospectus for more information.

Backup Withholding

A Fund (or if Fund shares are purchased through an intermediary, the intermediary) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund (or intermediary) with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund (or intermediary) that he or she is not subject to such withholding. The backup withholding tax rate is 24%.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. Shareholders

Distributions by a Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally will not be subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders.

The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests (“USRPI”) as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder that (A) has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. A Fund is permitted to report such part of its dividends as interest-related or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by the Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends, and interest-related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund unless (i) such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the foreign shareholder’s sale of shares of the Fund (as described below).

Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will, in general, be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax.

If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein and are urged to consult their tax advisers.

Special rules apply to distributions to certain foreign shareholders from a RIC that is a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or former USRPHC or would be a USRPHC absent certain exclusions from the definition of USRPIs. Very generally, a USRPHC is a domestic corporation that holds USRPIs — USRPIs are defined generally as any interest in U.S. real property or any equity interest in a USRPHC — the fair market value of which, during specified testing periods, equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. The Funds generally do not expect that they will be USRPHCs or would be USRPHCs but for the operation of the special exceptions referred to above, and thus do not expect these special tax rules to apply.

In order to qualify for any exemption from withholding described above (to the extent applicable) or for lower withholding tax rates under applicable income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Foreign shareholders should contact their tax advisers in this regard.

A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal tax on income referred to above.

Tax-Exempt Shareholders

Under current law, a Fund serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in that Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICS or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October

2006, a CRT will not recognize UBTI as a result of investing in a Fund to the extent it recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a Fund and the Fund recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund.

CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in a Fund.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax adviser, and persons investing in a Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. If a payment by a Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends, short-term capital gain dividends and interest-related dividends). Proposed Treasury Regulations, which are currently effective, would eliminate the withholding tax on Capital Gain Dividends and gross proceeds of redemptions or exchanges that was scheduled to go into effect in 2019.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation. Persons investing in a Fund through an intermediary should contact their intermediary regarding the application of this reporting and withholding regime to their investments in a Fund.

Shares Purchased Through Tax Qualified Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situation.

General Considerations

The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific U.S. federal tax consequences of purchasing, holding, and disposing of shares of a Fund, as well as the effects of state, local, foreign and other tax law and any proposed tax law changes.

FINANCIAL STATEMENTS

The Credit Catalyst Fund has not yet commenced operations as of the date of this SAI, and, therefore its first fiscal year will end on June 30, 2026. Accordingly, no financial information is yet available for the Credit Catalyst Fund.

APPENDIX A — RATINGS CATEGORIES

Ratings in General. A rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. The following is a description of the characteristics of ratings used by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s (“S&P”).

Moody’s

Global Long-term Rating Scale

Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa

Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Global Short-Term Rating Scale

Ratings assigned on Moody’s global short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

(i) likelihood of payment – capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (ii) nature of and provisions of the obligation, and the promise we impute; and (iii) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet is financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it subject to a distressed exchange offer.

SPUR (S&P Underlying Rating)

A SPUR rating is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. S&P maintains surveillance of an issue with a published SPUR.

APPENDIX B

POLICY REGARDING PROXY VOTING

Purpose and Scope

The purpose of these voting policies and procedures (the “Policy”) is to set forth the principles and procedures by which NexPoint Asset Management, L.P. (the “Company”) votes or gives consents with respect to the securities owned by Clients for which the Company exercises voting authority and discretion.1 For avoidance of doubt, this includes any proxy and any shareholder vote or consent, including a vote or consent for a private company or other issuer that does not involve a proxy. These policies and procedures have been designed to help ensure that votes are cast in the best interests of Clients in accordance with the Company’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”).

This Policy applies to securities held in all Client accounts (including Retail Funds and other pooled investment vehicles) as to which the Company has explicit or implicit voting authority. Implicit voting authority exists where the Company’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority to the Client.

If the Company has delegated voting authority to an investment sub-adviser with respect to any Retail Fund, such sub-adviser will be responsible for voting all proxies for such Retail Funds in accordance with the sub-adviser’s proxy voting policies. The Compliance Department, to provide oversight over the proxy voting by sub-advisers and to ensure that votes are executed in the best interests of the Retail Funds, shall (i) review the proxy voting policies and procedures of each Retail Fund sub-adviser to confirm that they comply with Rule 206(4)-6, both upon engagement of the sub-adviser and upon any material change to the sub-adviser’s proxy voting policies and procedures, and (ii) require each such sub-adviser to provide quarterly certifications that all proxies were voted pursuant to the sub-adviser’s policies and procedures or to describe any inconsistent votes.

General Principles

The Company and its affiliates engage in a broad range of activities, including investment activities for their own accounts and for the accounts of various Clients and providing investment advisory and other services to Clients. In the ordinary course of conducting the Company’s activities, the interests of a Client may conflict with the interests of the Company, other Clients and/or the Company’s affiliates and their clients. Any conflicts of interest relating to the voting of proxies, regardless of whether actual or perceived, will be addressed in accordance with these policies and procedures. The guiding principle by which the Company votes all proxies is to vote in the best interests of each Client by maximizing the economic value of the relevant Client’s holdings, taking into account the relevant Client’s investment horizon, the contractual obligations under the relevant advisory agreements or comparable documents and all other relevant facts and circumstances at the time of the vote. The Company does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, this guiding principle.

Voting Procedures

Third-Party Proxy Advisors

The Company may engage a third-party proxy advisor (“Proxy Advisor”) to provide proxy voting recommendations with respect to Client proxies. Proxy Advisor voting recommendation guidelines are generally designed to increase investors’ potential financial gain. When considering whether to retain or continue retaining

[1]	In any case where a Client has instructed the Company to vote in a particular manner on the Client’s behalf, those instructions will govern in lieu of parameters set forth in the Policy.

any particular Proxy Advisor, the Compliance Department will ascertain, among other things, whether the Proxy Advisor has the capacity and competency to adequately analyze proxy issues. In this regard, the Compliance Department will consider, among other things: the adequacy and quality of the Proxy Advisor’s staffing and personnel; the robustness of its policies and procedures regarding its ability to (a) engage with issuers and ensure that its proxy voting recommendations are based on current and accurate information and (b) identify and address any conflicts of interest and any other considerations that the Compliance Department determines would be appropriate in considering the nature and quality of the services provided by the Proxy Advisor. To identify and address any conflicts that may arise on the part of the Proxy Advisor, the Compliance Department will ensure that the Proxy Advisor notifies the Compliance Department of any relevant business changes or changes to its policies and procedures regarding conflicts.

Third-Party Proxy Voting Services

The Company may utilize a third-party proxy voting service (“Proxy Voting Service”) to monitor holdings in Client accounts for purposes of determining whether there are upcoming shareholder meetings or similar corporate actions and to execute Client proxies on behalf of the Company pursuant to the Company’s instructions, which shall be given in a manner consistent with this Policy. The Compliance Department will oversee each Proxy Voting Service to ensure that proxies have been voted in a manner consistent with the Company’s instructions.

Monitoring

Subject to the procedures regarding Nonstandard Proxy Notices described below, the Compliance Department of the Company shall have responsibility for monitoring Client accounts for proxy notices. Except as detailed below, if proxy notices are received by other employees of the Company, such employees must promptly forward all proxy or other voting materials to the Compliance Department.

Portfolio Manager Review and Instruction

From time to time, the settlement group of the Company may receive nonstandard proxy notices, regarding matters including, but not limited to, proposals regarding corporate actions or amendments (“Nonstandard Proxy Notices”) with respect to securities held by Clients. Upon receipt of a Nonstandard Proxy Notice, a member of the settlement group (the “Settlement Designee”) shall send an email notification containing all relevant information to the Portfolio Manager(s) with responsibility for the security and investments@nexpoint.com. Generally, the relevant Portfolio Manager(s) shall deliver voting instructions for Nonstandard Proxy Notices by replying to the email notice sent to the Portfolio Manager(s) and investments@nexpoint.com by the Settlement Designee or by sending voting instructions to settlement@nexpoint.com and copying compliance@nexpoint.com. Any conflicts for Nonstandard Proxy Notices should also be disclosed to the Compliance Department. In the event a Portfolio Manager orally conveys voting instructions to the Settlement Designee or any other member of the Company’s settlement group, that Settlement Designee or member of the Company’s settlement group shall respond to the original notice email sent to investments@nexpoint.com detailing the Portfolio Manager(s) voting instructions.

With regard to standard proxy notices, on a weekly basis, the Compliance Department will send a notice of upcoming proxy votes related to securities held by Clients and the corresponding voting recommendations of the Proxy Advisor to the relevant Portfolio Manager(s). Upon receipt of a proxy notice from the Compliance Department, the Portfolio Manager(s) will review and evaluate the upcoming votes and recommendations. The Portfolio Managers may rely on any information and/or research available to him or her and may, in his or her discretion, meet with members of an issuer’s management to discuss matters of importance to the relevant Clients and their economic interests. Should the Portfolio Manager determine that deviating from the Proxy Advisor’s recommendation is in a Client’s best interest, the Portfolio Manager shall communicate his or her voting instructions to the Compliance Department.

In the event that more than one Portfolio Manager is responsible for making a particular voting decision and such Portfolio Managers are unable to arrive at an agreement as to how to vote with respect to a particular proposal, they should consult with the applicable Chief Compliance Officer (the “CCO”) for guidance.

Voting

Upon receipt of the relevant Portfolio Managers’ voting instructions, if any, the Compliance Department will communicate the instructions to the Proxy Voting Service to execute the proxy votes.

Supplemental Information of Issuers

In the event that the Company becomes aware that an issuer has filed with the Securities and Exchange Commission (the “SEC”) supplemental information in response to a Proxy Advisor’s voting recommendation, sufficiently in advance of the submission deadline which would reasonably be expected to affect the Company’s voting determination, the Compliance Department will review such supplemental information and provide the supplemental information to the relevant Portfolio Manager(s). The Portfolio Manager shall communicate to the Compliance Department whether or not the previously provided voting instructions should be changed, and the Compliance Department document the extent to which the supplemental information was considered and/or impacted the voting.

Non-Votes

It is the general policy of the Company to vote or give consent on all matters presented to security holders in any vote, and these policies and procedures have been designated with that in mind. However, the Company reserves the right to abstain on any particular vote if, in the judgment of the CCO, or the relevant Portfolio Manager, the effect on the relevant Client’s economic interests or the value of the portfolio holding is insignificant in relation to the Client’s portfolio, if the costs associated with voting in any particular instance outweigh the benefits to the relevant Clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interests of the relevant Clients not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, a Portfolio Manager may determine: (a) not to recall securities on loan if, in his or her judgment, the matters being voted upon are not material events affecting the securities and the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote proxies relating to certain foreign securities if, in his or her judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.

Conflicts of Interest

The Company’s Compliance Department is responsible for monitoring voting decisions for any conflicts of interest, regardless of whether they are actual or perceived. All voting decisions contrary to the recommendation of a Proxy Advisor require a mandatory conflicts of interest review by the Compliance Department, which will include a consideration of whether the Company or any Portfolio Manager or other person recommending or providing input on how to vote has an interest in the vote that may present a conflict of interest.

In addition, all Company investment professionals are expected to perform their tasks relating to the voting of proxies in accordance with the principles set forth above, according the first priority to the best interest of the relevant Clients. If at any time a Portfolio Manager or any other investment professional becomes aware of a potential or actual conflict of interest regarding any particular voting decision, he or she must contact the Compliance Department promptly and, if in connection with a proxy that has yet to be voted, prior to such vote. If any investment professional is pressured or lobbied, whether from inside or outside the Company, with respect to any particular voting decision, he or she should contact the Compliance Department promptly. The CCO will use his or her best judgment to address any such conflict of interest and ensure that it is resolved in accordance with his or her independent assessment of the best interests of the relevant Clients.

In the event of a conflict, the Company may choose to address such conflict by: (i) voting in accordance with the Proxy Advisor’s recommendation; (ii) the CCO determining how to vote the proxy (if the CCO approves deviation from the Proxy Advisor’s recommendation, then the CCO shall document the rationale for the vote); (iii) “echo voting” or “mirror voting” the proxy in the same proportion as the votes of other proxy holders that are not Clients; or (iv) with respect to Clients other than Retail Funds, notifying the affected Client of the material conflict of interest and seeking a waiver of the conflict or obtaining such Client’s voting instructions. Where the Compliance Department deems appropriate, third parties may be used to help resolve conflicts. In this regard, the CCO or his or her delegate shall have the power to retain fiduciaries, consultants or professionals to assist with voting decisions and/or to delegate voting or consent powers to such fiduciaries, consultants or professionals.

Where a conflict of interest arises with respect to a voting decision for a Retail Fund, the Company shall disclose the conflict and the rationale for the vote taken to the Retail Fund’s Board of Directors/Trustees at the next regularly scheduled quarterly meeting. The Compliance Department will maintain a log documenting the basis for the decision and will furnish the log to the Board of Trustees.

Material Conflicts of Interest

The following relationships or circumstances are examples of situations that may give rise to a material conflict of interest for purposes of this Policy. This list is not exclusive or determinative; any potential conflict (including payments of the types described below but less than the specified threshold) should be identified to the Company’s Compliance Department:

(i)	The issuer is a Client of the Company, or of an affiliate, accounting for more than 5% of the Company’s or affiliate’s annual revenues.

(ii)	The issuer is an entity that reasonably could be expected to pay the Company or its affiliates more than $1 million through the end of the Company’s next two full fiscal years.

(iii)

The issuer is an entity in which a “Covered Person” (as defined in the Company’s Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (the “Code of Ethics”)) has a beneficial interest contrary to the position held by the Company on behalf of Clients.

(iv)

The issuer is an entity in which an officer or partner of the Company or a relative of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company’s last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.

(v)

The matter under consideration could reasonably be expected to result in a material financial benefit to the Company or its affiliates through the end of the Company’s next two full fiscal years (for example, a vote to increase an investment advisory fee for a Retail Fund advised by the Company or an affiliate).

(vi)

Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client’s securities on a particular matter in a particular way.

(vii)	The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.

(viii)	Any other circumstance where the Company’s duty to serve its Clients’ interests, typically referred to as its “duty of loyalty,” could be compromised.

Notwithstanding the foregoing, a conflict of interest described above shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:

The securities in respect of which the Company has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if: (i) such securities do not represent one of the 10 largest holdings of such issuer’s outstanding voting securities and (ii) such securities do not represent more than 2% of the Client’s holdings with the Company.

The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

Recordkeeping

Following the submission of a proxy vote, the Fund will maintain a report of the vote and all relevant documentation.

The Fund shall retain records relating to the voting of proxies and the Company shall conduct due diligence, including on Proxy Voting Services and Proxy Advisors, as applicable, to ensure the following records are adequately maintained by the appropriate party:

(i)	Copies of this Policy and any amendments thereto.

(ii)	A current copy of the Proxy Advisor’s voting guidelines, as amended.

(iii)

A copy of each proxy statement that the Company receives regarding Client securities, including any supplemental information an issuer files with the SEC that the Company becomes aware of. The Company may rely on a third party to make and retain, on the Company’s behalf, a copy of a proxy statement, provided that the Company has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request.

(iv)

Records of each vote cast by the Company on behalf of Clients. The Company may satisfy this requirement by relying on a third party to make and retain, on the Company’s behalf, a record of the vote cast, provided that the Company has obtained an undertaking from the third party to provide a copy of the record promptly upon request.

(v)	A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.

(vi)

A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.

These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.2

[2]

If the Company has essentially immediate access to a book or record (on the Company’s proprietary system or otherwise) through a computer located at an appropriate office of the Company, then that book or record will be considered to be maintained at an appropriate office of the Company. “Immediate access” to books and records includes that the Company has the ability to provide promptly to SEC examination staff hard copies of the books and records or access to the storage medium. The party responsible for the applicable books and records as described above shall also be responsible for ensuring that those books and records for the first two years are either physically maintained in an appropriate office of the Company or that the Company otherwise has essentially immediate access to the required books and records for the first two years.

Enforcement of this Policy

It shall be the responsibility of the Compliance Department to handle or coordinate the enforcement of this Policy. The Compliance Department will periodically sample proxy voting records to ensure that proxies have been voted in accordance with this Policy, with a particular focus on any proxy votes that require additional analysis (e.g., proxies voted contrary to the recommendations of a Proxy Advisor).

If the Compliance Department determines that a Proxy Advisor or Proxy Voting Service may have committed a material error, the Compliance Department will investigate the error, taking into account the nature of the error, and seek to determine whether the Proxy Advisor or Proxy Voting Service is taking reasonable steps to reduce similar errors in the future.

In addition, no less frequently than annually, the Compliance Department will review the adequacy of this Policy to ensure that it has been implemented effectively and to confirm that this Policy continues to be reasonably designed to ensure that proxies are voted in the best interest of Clients.

Disclosures to Clients and Investors

The Company includes a description of its policies and procedures regarding proxy voting in Part 2 of Form ADV, along with a statement that Clients can contact the CCO to obtain a copy of these policies and procedures and information about how the Company voted with respect to a Client’s securities. This Policy is, however, subject to change at anytime without notice.

PART C: Other Information

Item 28.	Exhibits

(a)	(1)		Amended and Restated Agreement and Declaration of Trust of the Registrant, dated September 14, 2012 is incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 19, 2012.

		(i)	Certificate of Designation dated March 7, 2008 for NexPoint Event Driven Fund (formerly, Highland Healthcare Opportunities Fund, Pyxis Long/Short Healthcare Fund, Highland Long/Short Healthcare Fund, Highland Healthcare Fund) (“Event Driven Fund”) is incorporated herein by reference to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on March 14, 2008.

		(ii)	Certificate of Designation dated February 19, 2016 for NexPoint Merger Arbitrage Fund (formerly, Highland Merger Arbitrage Fund) (“Merger Arbitrage Fund”) is incorporated herein by reference to Post-Effective Amendment No. 72 to the Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on May 12, 2016.

(b)			By-laws of the Registrant are incorporated herein by reference to the Registrant’s initial Registration Statement on Form N-1A, File No. 333-132400, filed on March 14, 2006.

(c)			Not applicable.

(d)	(1)		Amended and Restated Investment Advisory Agreement dated as of May 1, 2010 between NexPoint Asset Management, L.P. (“NexPoint”) (formerly Highland Capital Management Fund Advisors, L.P.) and the Registrant with respect to Event Driven Fund is incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 28, 2013.

	(2)		Amended and Restated Investment Advisory Agreement dated as of June 5, 2017 as amended between NexPoint and the Registrant with respect to Merger Arbitrage Fund is incorporated herein by reference to Post-Effective Amendment No. 84 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 26, 2017.

		(i)	Amendment No.1 to Investment Advisory Agreement dated October 25, 2021 between NexPoint and the Registrant with respect to Merger Arbitrage Fund is incorporated herein by reference to Post-Effective Amendment No. 94 to the Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 28, 2021.

	(3)		Investment Advisory Agreement dated as of July 2, 2025 between NexPoint and the Registrant with respect to NexPoint Credit Catalyst Fund (“Credit Catalyst Fund”) is filed herein.

(e)	(1)		Distribution Agreement dated March 31, 2014 between NexPoint Securities, Inc. (“NSI”) and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on June 30, 2014.

		(i)	Amended Schedule A dated June 30, 2025 to the Distribution Agreement between NSI and the Registrant is filed herein.

	(2)		Form of Selling Agreement is incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 30, 2009.

	(3)		Form of Selling and/or Services Agreement is incorporated herein by reference to Post-Effective Amendment No. 81 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on April 27, 2017.

(f)			Not applicable.

(g)	(1)		Master Custodian Agreement dated October 3, 2018 between Bank of New York Mellon (“BNY”) and NexPoint Real Estate Strategies Fund (“NRESF”), listed on Annex A thereto (as Annex A may be amended from time to time) is incorporated herein by reference to Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 28, 2019.

		(i)	Amendment 1 to Master Custodian Agreement dated April 8, 2019 between BNY and NRESF, the Registrant with respect to Event Driven Fund, and Merger Arbitrage Fund, the series of NexPoint Funds II (formerly Highland Funds II), Highland Income Fund, Highland Global Allocation Fund and Gambier Bay, LLC is incorporated herein by reference to Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 28, 2019.

		(ii)	Amendment 2 to Master Custodian Agreement dated April 8, 2019 between BNY and NRESF, NexPoint Funds I (formerly Highland Funds I), NexPoint Funds II, Highland Income Fund, Highland Global Allocation Fund and Gambier Bay, LLC is incorporated herein by reference to Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 28, 2019.

		(iii)	Amendment 7 to Master Custodian Agreement dated May 14, 2025 between BNY and NRESF, NexPoint Funds I, NexPoint Funds II, Highland Opportunities and Income Fund, Highland Global Allocation Fund and Gambier Bay, LLC is filed herein.

(h)	(1)		Administration Services Agreement dated December 4, 2006 between NexPoint and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 28, 2013.

		(i)	Amendment No. 1 dated June 6, 2008 to Administration Services Agreement between NexPoint and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 16, 2008.

		(ii)	Amendment No. 2 dated October 25, 2021 to Administration Services Agreement between NexPoint and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 94 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 28, 2021.

		(iii)	Amendment No. 3 dated June 30, 2025 to Administration Services Agreement between NexPoint and the Registrant is filed herein.

	(2)		Transfer Agency and Service Agreement dated December 26, 2012 between SS&C Technologies, Inc. (formerly DST Asset Manager Solutions, Inc.) (“SS&C”) and the series of the Registrant listed on Schedule A thereto (as Schedule A may be amended from time to time), is incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 28, 2013.

		(i)	Amendment to Transfer Agency and Service Agreement dated July 31, 2014 between SS&C and the series of the Registrant listed on Schedule A thereto (as Schedule A may be amended from time to time) is incorporated herein by reference to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 29, 2014.

		(ii)	Amendment to Transfer Agency and Service Agreement dated April 26, 2018 between SS&C and the series of the Registrant listed on Schedule A is incorporated herein by reference to Post-Effective Amendment No. 88 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 29, 2018.

	(3)		Expense Limitation and Recoupment Agreement dated October 25, 2024 between NexPoint and the Registrant on behalf of the Merger Arbitrage Fund is incorporated herein by reference to Post-Effective Amendment No. 98 to Registrant’s Registration Statement on Form N-1A, File No. 333-12400, filed on October 28, 2024.

	(4)		Expense Limitation and Recoupment Agreement dated October 25, 2024 between NexPoint and the Registrant on behalf of the Event Driven Fund is incorporated herein by reference to Post-Effective Amendment No. 98 to Registrant’s Registration Statement on Form N-1A, File No. 333-12400, filed on October 28, 2024.

	(5)		Expense Limitation and Recoupment Agreement dated June 30, 2025 between NexPoint and the Registrant on behalf of the Credit Catalyst Fund is filed herein.

	(6)		Master Administration Agreement dated July 23, 2018 between SEI Investments Global Funds Services and the Registrant with respect to the Registrant is incorporated herein by reference to Post-Effective Amendment No. 88 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 29, 2018.

		(i)	Amendment 1 dated June 29, 2020 to the Master Administration Agreement dated July 23, 2018 between SEI Investments Global Funds Services and the Registrant is incorporated herein by reference to Exhibit (h)(7)(i) to Post-Effective Amendment No. 92 to the Registration Statement previously filed with the Commission on October 28, 2020.

		(ii)	Amendment 2 dated June 30, 2025 to the Master Administration Agreement dated July 23, 2018 between SEI Investments Global Funds Services and the Registrant is filed herein.

	(7)		Master Sub-Administration Agreement dated July 23, 2018 between SEI Investments Global Funds Services and NexPoint on behalf of Event Driven Fund is incorporated herein by reference to Post-Effective Amendment No. 88 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 29, 2018.

		(i)	Amendment 1 dated June 29, 2020 to the Master Sub-Administration Agreement dated July 23, 2018 between SEI Investments Global Funds Services and NexPoint is incorporated herein by reference to Exhibit (h)(8)(i) to Post-Effective Amendment No. 92 to the Registration Statement previously filed with the Commission on October 28, 2020.

		(ii)	Amendment 2 dated June 30, 2025 to the Master Sub-Administration Agreement dated July 23, 2018 between SEI Investments Global Funds Services and NexPoint is filed herein.

	(8)		Securities Lending Authorization Agreement between the Registrant and BNY dated January 7, 2020 is incorporated herein by reference to Exhibit (h)(10) to Post-Effective Amendment No. 92 to the Registration Statement previously filed with the Commission on October 28, 2020.

	(9)		Rule 12d1-4 Investment Agreement dated January 19, 2022 between First Trust CEF Income Opportunity ETF and the Event Driven Fund is incorporated herein by reference to Post-Effective Amendment No. 96 to the Registration Statement previously filed with the Commission on October 28, 2022.

	(10)		Rule 12d1-4 Investment Agreement dated January 25, 2022 between the series of NexPoint Funds I listed on the Schedule A and DBX ETF Trust is incorporated herein by reference to Post-Effective Amendment No. 96 to the Registration Statement previously filed with the Commission on October 28, 2022.

(i)	(1)		Opinion of Skadden, Arps, Slate, Meagher & Flom LLP with respect to Event Driven Fund is incorporated herein by reference to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on March 14, 2008.

	(2)		Opinion of Ropes & Gray LLP with respect to Merger Arbitrage Fund is incorporated herein by reference to Post-Effective Amendment No. 77 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on August 17, 2016.

	(3)		Opinion of K&L Gates LLP with respect to Credit Catalyst Fund is filed herein.

(j)	(1)		Not applicable.

	(2)		Not applicable.

	(3)		Powers of Attorney dated June 8, 2021 is incorporated herein by reference to Post-Effective Amendment No. 94 to the Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 28, 2021.

	(4)		Power of Attorney dated May 1, 2022 is incorporated herein by reference to Post-Effective Amendment No. 97 to the Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 27, 2023.

(k)			Not applicable.

(l)			Not applicable.

(m)			Amended and Restated Rule 12b-1 Distribution Plan with respect to the series of NexPoint Funds I listed on Exhibit A is filed herein.

(n)	Amended and Restated Multi-Class Rule 18f-3 Plan dated June 30, 2025 with respect to the series of NexPoint Funds I listed on Exhibit A is filed herein.

(o)	Reserved.

(p) (1)	Code of Ethics of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 94 to the Registrant’s Registration Statement on Form N-1A, File No. 33-132400, filed on October 28, 2021.

(2)	Code of Ethics of NexPoint is incorporated herein by reference to Post-Effective Amendment No. 84 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 26, 2017.

(3)	Code of Ethics of NSI is incorporated herein by reference to Post-Effective Amendment No. 81 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on April 27, 2017.

EX-101.INS	XBRL Instance Document – the instance document does not appear on the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

EX-101.SCH	XBRL Taxonomy Extension Schema Document

EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase

EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase

EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase

EX-101.PRE	SBRL Taxonomy Extension Presentation Linkbase

Item 29. Persons Controlled by or Under Common Control with the Fund

See Item 31.

Item 30. Indemnification

Section 4.2 of the Registrant’s Amended and Restated Agreement and Declaration of Trust provides as follows:

(a) NexPoint Funds I (the “Trust”) hereby agrees, solely out of the assets of the affected Series, to indemnify each Person who at any time serves as Trustee or officer of the Trust (each such Person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this Article IV by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or the respective Series of the Trust and furthermore, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any Person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position.

Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was (1) authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a Person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any Person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

(b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (2) in the absence of such a decision, by (i) a majority vote of a quorum (being one-third of such Trustees) of those Trustees who are neither Interested Persons of the Trust nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (ii) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion conclude that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (1) the indemnitee shall provide adequate security for his undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so directs, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d) The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he or she may be lawfully entitled.

(e) Subject to any limitations provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and this Declaration, the Trust shall have the power and authority, solely out of the assets of the affected Series, to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent as corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons provided that such indemnification has been approved by a majority of the Trustees.

Section 6 of each Investment Advisory Agreement with the Adviser provides as follows:

(a) The Trust hereby agrees to indemnify the Adviser and each of the Adviser’s partners, officers, employees, and agents (including any individual who serves at the Adviser’s request as director, officer, partner, trustee or the like of another corporation) and controlling persons (each such person being an “Indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable state law) reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this paragraph or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful, provided, however, that (1) no Indemnitee shall be indemnified hereunder against any liability to the Trust or its shareholders or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “Disabling Conduct”), (2) as to any matter disposed of by settlement or a compromise payment by such Indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Trust and that such Indemnitee appears to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust and did not involve Disabling Conduct by such Indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee was authorized by a majority of the full Board of the Trust. Notwithstanding the foregoing, the Trust shall not be obligated to provide any such indemnification to the extent such provision would waive any right that the Trust cannot lawfully waive.

(b) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation of the Indemnitee’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Trust unless it is subsequently determined that he is entitled to such indemnification and if the Trustees of the Trust determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (1) the Indemnitee shall provide adequate security for his undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances or, (3) a majority of a quorum of Trustees of the Trust who are neither “interested persons” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non-Party Trustees”) or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Indemnitee ultimately will be found entitled to indemnification.

(c) All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the proceeding was brought that such Indemnitee is not liable by reason of Disabling Conduct or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-Party Trustees of the Trust, or (ii) if such a quorum is not obtainable or even if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion.

(d) Each Indemnitee shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or other person may also be a Trustee.

(e) The rights accruing to any Indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

Section 19 of the Underwriting Agreement with NexPoint Securities, Inc. (the “Distributor”) provides as follows:

(a) The Funds agree to indemnify and hold harmless the Distributor and each of their directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act, against any loss, liability, claim, damages or expenses (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any Shares, based upon the grounds that a registration statement, prospectus, statement of additional information, shareholder reports or other information filed or made public a Fund (as from time to time amended) included an alleged untrue statement of a material fact or alleged omission of a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, the 1940 Act, or any other statute or the common law. However, the Fund does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Fund by or on behalf of the Distributor. In no case: (i) is the indemnity of a Fund in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Fund or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement; or (ii) is a Fund to be liable under its indemnity agreement contained in this paragraph with respect to any claim made against the Distributor or any person indemnified unless the Distributor or person, as the case may be, shall have notified the particular Fund in writing of the claim promptly after the summons or other first written notification giving information of the nature of the claims shall have been served upon the Distributor or any such person (or after the Distributor or such person shall have received notice of service on any designated agent). However, failure to notify a Fund of any claim shall not relieve the Fund from any liability which it may have to any person against whom such action is brought otherwise than on account of its indemnity agreement contained in this paragraph. The Fund shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume the defense of any litigation or proceeding brought to enforce any claims, and if the Fund elects to assume the defense, the defense shall be conducted by counsel chosen by the Fund. In the event the Fund elects to assume the defense of any litigation or proceeding and retain counsel, the Distributor, officers or directors or controlling person(s), and any other defendant(s) in the litigation or proceeding, shall bear the fees and expenses of any additional counsel retained by them. If the Fund does not elect to assume the defense of any litigation or proceeding, it will reimburse the Distributor, officers or directors or controlling person(s), or any other defendant(s) in the suit covered by the indemnification set forth in this Agreement for the reasonable fees and expenses of any counsel retained by them. The Fund agrees to notify the Distributor promptly of the commencement of any litigation or proceeding against it or any of its officers, directors or controlling person(s) in connection with the issuance or sale of any of the Shares.

(b) The Distributor also covenants and agrees that it will indemnify and hold harmless the Funds and each of their officers, trustees and each person, if any, who control a Fund within the meaning of Section 15 of the 1933 Act, against any loss, liability, damages, claims or expense (including the reasonable cost of investigating or defending any alleged loss, liability, damages, claim or expense and reasonable counsel fees incurred in connection therewith) arising by reason of: (i) any person acquiring any Shares, based upon the 1933 Act, the 1940 Act or any other statute or common law, alleging: (a) any wrongful act of the Distributor or any of its employees; or (b) that any sales literature, advertisements, information, statements or representations used or made by the Distributor or any of its affiliates or employees or that the registration statement, prospectus, or statement of additional information (as from time to time amended) included an alleged untrue statement of a material fact or an alleged omission of a material fact required to be stated or necessary in order to make the statements not misleading , insofar as the statement or omission was made in reliance upon, and in conformity with, information furnished to a Fund by or on behalf of the Distributor. In no case: (i) is the indemnity of the Distributor in favor of a Fund or any person indemnified to be deemed to protect the Fund or any person against any liability to which the Fund or such person would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement; or (ii) is the Distributor to be liable under its indemnity agreement contained in this paragraph with respect to any claim made against a Fund or any person indemnified unless the Fund or person, as the case may be, shall have notified the Distributor in writing of the claim promptly after the summons or other first written notification giving information of the nature of the claim shall have been served upon the Fund or any such person (or after the Fund or such person shall have received notice of service on any designated agent). However, failure to notify the Distributor of any claim shall not relieve the Distributor from any liability which it may have to the Fund or any person against whom the action is brought otherwise than on account of its indemnity agreement contained in this paragraph. In the case of any notice to the Distributor it shall be entitled to participate, at its own expense, in the defense or, if it so elects, to assume the defense of any litigation or proceeding brought to enforce the claim, and if the Distributor elects to assume the defense, the defense shall be conducted by counsel chosen by it and satisfactory to the Fund, to its officers and to any controlling person(s) or any other defendant(s) in the suit covered by the indemnification set forth in this Agreement. In the event that the Distributor elects to assume the defense of any litigation or proceeding and retain counsel, the Fund or controlling person(s), and any other defendant(s) in the litigation or proceeding, shall bear the fees and expense of any additional counsel retained by them. If the Distributor does not elect to assume the defense of any litigation or proceeding, it will reimburse the Fund, officers or controlling person(s), or any other defendant(s) in the litigation or proceeding covered by the indemnification set forth in this Agreement, for the reasonable fees and expenses of any counsel retained by them. The Distributor agrees to notify a Fund promptly of the commencement of any litigation or proceeding against it, its officers, its directors or its controlling person(s) in connection with the Fund and sale of any of the Shares.

Section 12 of the Administration Agreement with NexPoint provides as follows:

(a) The Trust agrees to indemnify and hold harmless NexPoint and its affiliates from all taxes, charges, expenses, assessments, claims and liabilities (including without limitation reasonable attorneys’ fees and disbursements and liabilities arising under the Securities Laws and any state and foreign securities and blue sky laws) (collectively, “Losses”) arising directly or indirectly from any action or omission to act which NexPoint takes (i) at the request or on the direction of or in reliance on the advice of the Trust or (ii) upon Oral Instructions or Written Instructions; provided, however, neither NexPoint nor any of its affiliates, shall be indemnified against any liability (or any expenses incident to such liability) arising out of NexPoint’s or its affiliates’ own willful misfeasance, bad faith, negligence or reckless disregard of its duties and obligations under this Agreement.

(b) Notwithstanding anything in this Agreement to the contrary, the Trust shall not be liable to NexPoint or its affiliates for any consequential, special or indirect losses or damages which NexPoint or its affiliates may incur or suffer as a consequence of this Agreement, whether or not the likelihood of such damages or losses was known by the Trust.

Section 5 of the Master Administration Agreement and Master Sub-Administration Agreement with SEI provides as follows:

THE DUTIES OF THE ADMINISTRATOR SHALL BE CONFINED TO THOSE EXPRESSLY SET FORTH IN THIS AGREEMENT, AND NO IMPLIED DUTIES ARE ASSUMED BY OR MAY BE ASSERTED AGAINST THE ADMINISTRATOR. EXCEPT TO THE EXTENT ARISING OUT OF THE ADMINISTRATOR’S BAD FAITH, FRAUD, GROSS NEGLIGENCE (AS DEFINED HEREIN), WILLFUL MISCONDUCT OR CRIMINAL MISCONDUCT WHEN PROVIDING THE SERVICES, THE ADMINISTRATOR’S AGGREGATE LIABILITY TO THE FUND WILL BE LIMITED TO MONETARY DAMAGES MUTUALLY AGREED UPON FROM TIME TO TIME IN A SEPARATE WRITING EXECUTED BY THE PARTIES (THE “AGREEMENT TERMS LETTER”). For the avoidance of doubt, the Administrator shall not be responsible for any breach in the performance of its obligations under this Agreement due to (i) the failure or delay of the Trust or its agents to perform its obligations under this Agreement or (ii) the Administrator’s reliance on the Trust Data. Each party shall have the duty to mitigate its damages for which another party may become responsible. As used in this Section 5, the term “Administrator” shall include the officers, directors, employees, affiliates and agents of the Administrator as well as that entity itself. NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT TO THE CONTRARY, IN NO EVENT SHALL THE ADMINISTRATOR OR THE TRUST BE LIABLE FOR ANY INCIDENTAL, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL, OR OTHER NON-DIRECT DAMAGES OF ANY KIND WHETHER SUCH LIABILITY IS PREDICATED ON CONTRACT, STRICT LIABILITY, OR ANY OTHER THEORY AND REGARDLESS OF WHETHER THE FUND OR THE ADMINISTRATOR IS ADVISED OF THE POSSIBILITY OF ANY SUCH DAMAGES.

The Administrator may, from time to time, provide to the Trust services and products (“Special Third Party Services”) from external third party sources that are Pricing Sources or other similar service providers (“Special Third Party Vendors”). The Trust acknowledges and agrees that the Special Third Party Services are confidential and proprietary trade secrets of the Special Third Party Vendors. Accordingly, the Trust shall honor reasonable requests by the Administrator and the Special Third Party Vendors to protect their proprietary rights in their data, information and property including requests that the Trust place copyright notices or other proprietary legends on printed matter, print outs, tapes, disks, film or any other medium of dissemination. The Trust further acknowledges and agrees that all Special Third Party Services are provided on an “AS IS WITH ALL FAULTS” basis solely for such the Trust’s internal use, and as an aid in connection with the receipt of the Services. The Trust may use Special Third Party Services as normally required on view-only screens and hard copy statements, reports and other documents necessary to support such the Trust’s investors; however the Trust shall not distribute any Special Third Party Services to other third parties (other than to the Trust’s Representatives (defined below) who need to receive such information or Special Third Party Services in order for the Trust to perform its obligations under this Agreement. THE SPECIAL THIRD PARTY VENDORS AND THE ADMINISTRATOR MAKE NO WARRANTIES, EXPRESS OR IMPLIED, AS TO MERCHANTABILITY, FITNESS FOR A PARTICULAR USE, OR ANY OTHER MATTER WITH RESPECT TO ANY OF THE SPECIAL THIRD PARTY SERVICES. NEITHER THE ADMINISTRATOR NOR THE SPECIAL THIRD PARTY VENDORS SHALL BE LIABLE FOR ANY DAMAGES SUFFERED BY THE FUND IN THE USE OF ANY OF THE SPECIAL THIRD PARTY SERVICES, INCLUDING, WITHOUT LIMITATION, LIABILITY FOR ANY INCIDENTAL, CONSEQUENTIAL OR SIMILAR DAMAGES.

The Trust shall indemnify, defend and hold harmless the Administrator from and against and the Administrator shall have no liability in connection with any and all actions, suits and claims, whether groundless or otherwise, and from and against any and all losses, damages, costs, charges, reasonable counsel fees and disbursements, payments, expenses and liabilities (including reasonable investigation expenses) arising directly or indirectly out of: (i) any act or omission of the Administrator in carrying out its duties hereunder or as a result of the Administrator’s reliance upon any instructions, notice or instrument that the Administrator believes is genuine and signed or presented by an authorized Person of the Trust; provided that this indemnification shall not apply if any such loss, damage or expense is caused by or arises from the Administrator’s bad faith, fraud, Gross Negligence, willful misconduct or criminal misconduct in the performance of the Services; (ii) any violation by the Trust or any agent of the Trust of any applicable investment policy, law or regulation; (iii) any misstatement or omission in Trust Materials or any the Trust Data; (iv) any material breach by the Trust of any representation, warranty or agreement contained in this Agreement; (v) any act or omission of the Trust, the Trust’s former administrator prior to the Effective Date, a Special Third Party Vendor, the Trust’s other service providers (such as custodians, prime brokers, transfer agents, investment advisers and sub-adviser(s); (vi) any pricing error caused by the failure of the Trust’s investment adviser or sub-adviser to provide a trade ticket or for incorrect information included in any trade ticket; or (vii) any act or omission of the Administrator as a result of the Administrator’s compliance with the Regulations, including, but not limited to, returning an investor’s investment or restricting the payment of redemption proceeds.

The Administrator may apply to the Trust, the Trust’s sponsor or any Person acting on the Trust’s behalf at any time for instructions and may consult counsel for the Trust or the Trust’s sponsor or with accountants, counsel and other experts with respect to any matter arising in connection with the Administrator’s duties hereunder, and the Administrator shall not be liable or accountable for any action taken or omitted by it in good faith in accordance with such instruction or with the advice of counsel, accountants or other experts provided that Administrator has consulted with an authorized Person of the Trust and received authorization from such authorized Person of the Trust regarding the Administrator’s proposed course of action or non-action specific to the Trust or a Fund. Also, the Administrator shall not be liable for actions taken pursuant to any document which it reasonably believes to be genuine and to have been signed by the proper Person or Persons. The Administrator shall not be held to have notice of any change of authority of any officer, employee or agent of the Trust until receipt of written notice thereof. To the extent that the Administrator consults with the Trust counsel pursuant to this provision, any such expense shall be borne by the Trust.

The Administrator shall have no liability for its reliance on the Trust Data or the performance or omissions of unaffiliated third parties such as, by way of example and not limitation, transfer agents, sub-transfer agents, custodians, prime brokers, placement agents, third party marketers, asset data service providers, investment advisers (including, without limitation, the sponsor) or sub-advisers, current or former third party service providers, Pricing Sources, software providers, printers, postal or delivery services, prior administrators, telecommunications providers and processing and settlement services. The Administrator may rely on and shall have no duty to investigate or confirm the accuracy or adequacy of any information provided by any of the foregoing third parties.

The Administrator shall have no obligations with respect to any laws relating to the distribution, purchase or sale of securities. Further, the Trust assumes full responsibility for the preparation, contents and distribution of its Trust Materials and its compliance with all applicable laws, rules, and regulations.

The indemnification rights hereunder shall include the right to reasonable advances of defense expenses on an as-incurred basis in the event of any pending or threatened litigation or Action with respect to which indemnification hereunder may ultimately be merited; provided however, that the Administrator shall promptly reimburse the Trust for any such advanced expenses to the extent it is determined by a court of competent jurisdiction that Administrator is not entitled to indemnity hereunder. If in any case the Trust is asked to indemnify or hold the Administrator harmless, the Administrator shall promptly advise the Trust of the pertinent facts concerning the situation in question, and the Administrator will use all reasonable care to identify and notify the Trust promptly concerning any situation which presents or appears likely to present the probability of such a claim for indemnification, but failure to do so shall not affect the rights hereunder.

The Trust shall be entitled to participate at its own expense or, if it so elects, to assume the defense of any suit brought to enforce any claims subject to this indemnity provision. If the Trust elects to assume the defense of any such claim, the defense shall be conducted by counsel chosen by the Trust and satisfactory to the Administrator, whose approval shall not be unreasonably withheld. In the event that the Trust elects to assume the defense of any suit and retain counsel, the Administrator shall bear the fees and expenses of any additional counsel retained by it. If the Trust does not elect to assume the defense of a suit, it will advance to the Administrator the fees and expenses of any counsel retained by the Administrator. None of the parties hereto shall settle or compromise any action, suit, proceeding or claim if such settlement or compromise provides for an admission of liability on the part of the indemnified party without such indemnified party’s written consent.

Notwithstanding any disclaimers by the Administrator of liability to a Fund herein, the Administrator shall not be absolved of liability for any of its acts or omissions in connection with any Services performed pursuant to this Agreement to the extent such liability arises out of the Administrator’s bad faith, fraud, Gross Negligence, willful misconduct or criminal misconduct.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

In addition, the Trust will maintain a trustees and officers liability insurance policy under which the Trust and its trustees and officers will be named insureds.

Item 31. Business and Other Connections of the Investment Adviser

(a) The description of the business of NexPoint, the investment adviser, is set forth under the caption “Management of the Funds” in the Prospectuses and under the caption “Management” in the SAI, each forming part of this Registration Statement. The information as to other businesses, if any, and the directors and officers of NexPoint is set forth in its Form ADV, as filed with the SEC through the Investment Adviser Registration Depository (IARD) on March 26, 2025 (CRD No. 149653) and as amended through the date hereof, and is incorporated herein by reference.

(b) NexPoint Advisors, L.P., a registered investment advisor, And NexPoint Securities, Inc., a registered broker dealer, each with its principal place of business located at 200 Crescent Court, Suite 700, Dallas, Texas 75201, are affiliated with NexPoint.

The following persons are executive officers of the general partner of NexPoint and Strand Advisors XVI, Inc.:

(1) Dustin Norris, Executive Vice President

(2) Stephanie Vitiello, Chief Compliance Officer and Secretary

(3) Frank Waterhouse, Treasurer

(4) Will Mabry, Assistant Treasurer

The following persons are executive officers of the general partner of NexPoint Advisors, L.P. and NexPoint Advisors GP, LLC:

(1) James Dondero, President

(2) Dustin Norris, Executive Vice President

(3) Frank Waterhouse, Treasurer

(4) Stephanie Vitiello, Chief Compliance Officer and Secretary

(5) Will Mabry, Assistant Treasurer

The following persons are executive officers of NexPoint Securities, Inc.:

(1) Dustin Norris, President

(2) Frank Waterhouse, Treasurer

The following persons are non-executive officers of NexPoint Securities, Inc.:

(1) Eric Holt, Chief Compliance Officer

(2) Brian Graime, Vice President of Insurance Products

Item 32. Principal Underwriters

(a) NSI serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

NexPoint Funds I

NexPoint Funds II

NexPoint Real Estate Strategies Fund

NexPoint Capital, Inc.

(b) NSI’s main business address is 200 Crescent Court, Suite 700, Dallas, Texas 75201. The following is a list of the managers and officers of NSI:

Name and Principal Business Address*	Positions and Offices with Underwriter	Positions and Offices with Registrant
Dustin Norris	President	Executive Vice President

Eric Holt	Chief Compliance Officer	None

Brian Graime	Vice President of Insurance Products	None

(c) Not applicable.

Item 33. Location of Accounts and Records

(1)	SS&C Technologies, Inc., 30 Braintree Hill Office Park, Suite 400, Braintree, Massachusetts 02184 (records relating to its function as transfer agent).

(2)	NexPoint Securities, Inc., 200 Crescent Court, Suite 700, Dallas, Texas 75201 (records relating to its function as distributor).

(3)	Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286 (records relating to its function as custodian for the Trust).

(4)	NexPoint Asset Management, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201 (records relating to its function as adviser and as administrator).

(5)	SEI Investments Global Fund Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456 (records relating to its function as administrator and sub-administrator).

(6)	Skyview Group, 2101 Cedar Springs Road, Suite 1200, Dallas, Texas 75201 (records relating to its function as administrator).

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 100 under the Securities Act and Amendment No. 103 under the 1940 Act to be signed on its behalf by the undersigned, duly authorized, in the City of Dallas, State of Texas on this 2nd day of July, 2025.

By:	/s/ Frank Waterhouse
Frank Waterhouse Treasurer, Principal Accounting Officer, Principal Financial Officer, and Principal Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 100 to Registrant’s Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Ethan Powell* Ethan Powell	Trustee	July 2, 2025

/s/ Dr. Bob Froehlich* Dr. Bob Froehlich	Trustee	July 2, 2025

/s/ John Honis* John Honis	Trustee	July 2, 2025

/s/ Bryan A. Ward* Bryan A. Ward	Trustee	July 2, 2025

/s/ Dorri McWhorter* Dorri McWhorter	Trustee	July 2, 2025

* By:	/s/ Frank Waterhouse
Frank Waterhouse
Attorney in Fact*

July 2, 2025

*

Pursuant to Powers of Attorney dated May 1, 2022 incorporated herein by reference to Post-Effective Amendment No. 97 to the Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 27, 2023 and, June 8, 2021 incorporated herein by reference to Post-Effective Amendment No. 94 to the Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 28, 2021.

Exhibit Index

Exhibit No.

(d)(3)	Investment Advisory Agreement dated as of July 2, 2025

(e)(1)(i)	Amended Schedule A dated June 30, 2025 to the Distribution Agreement

(g)(1)(iii)	Amendment 7 to Master Custodian Agreement dated May 14, 2025

(h)(1)(iii)	Amendment No. 3 dated June 30, 2025 to Administration Services Agreement

(h)(5)	Expense Limitation and Recoupment Agreement dated June 30, 2025

(h)(6)(ii)	Amendment 2 dated June 30, 2025 to the Master Administration Agreement dated July 23, 2018

(h)(7)(ii)	Amendment 2 dated June 30, 2025 to the Master Sub-Administration Agreement dated July 23, 2018

(i)(3)	Opinion of K&L Gates LLP

(m)	Amended and Restated Rule 12b-1 Distribution Plan

(n)	Amended and Restated Multi-Class Rule 18f-3 Plan dated June 30, 2025